                                                       Registration No. 2-74667
                                                       Registration No.811-3301
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                    [ ]

         Pre-Effective Amendment No.


         Post-Effective Amendment No.  29                                  [X]

                                     AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940            [ ]


         Amendment No.  31                                                 [X]


                        (Check appropriate box or boxes)

                        --------------------------------

                            SEPARATE ACCOUNT NO. 301
                                       of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           (Exact Name of Registrant)

                           --------------------------


           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)
             1290 Avenue of the Americas, New York, New York 10104
              (Address of Depositor's Principal Executive Offices)


      Depositor's Telephone Number, including Area Code: 1-(800) 248-2138

                           --------------------------

                                  MARY P. BREEN
                   VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL


            The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                   (Names and Addresses of Agents for Service)


           ---------------------------------------------------------

                  Please send copies of all communications to:
                               PETER E. PANARITES
                        Freedman, Levy, Kroll & Simonds
                    1050 Connecticut Avenue, N.W., Suite 825
                             Washington, D.C. 20036

                  --------------------------------------------

         Approximate Date of Proposed Public Offering: Continuous

         It is proposed that this filing will become effective (check appropriate box):

[ ]      Immediately upon filing pursuant to paragraph (b) of Rule 485.


[X]      On May 1, 1998 pursuant to paragraph (b) of Rule 485.


[ ]      60 days after filing pursuant to paragraph (a)(1) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(1) of Rule 485.

[ ]      75 days after filing pursuant to paragraph (a)(2) of Rule 485.

[ ]      On (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.


Title of Securities Being Registered:


         Units of interest in separate account under variable annuity contracts.


                         -----------------------------

                             CROSS REFERENCE SHEET
                 SHOWING LOCATION OF INFORMATION IN PROSPECTUS
                 ---------------------------------------------


FORM N-4 ITEM                               PROSPECTUS CAPTION
-------------                               ------------------

 1.    Cover Page                           Cover Page

 2.    Definitions                          Summary - Questions and Answers

 3.    Synopsis                             Summary - Questions and Answers

 4.    Condensed Financial                  Certificate
       Information                          Provisions - Investment of
                                            Contributions in the Investment
                                            Divisions

 5.    General Description of               Equitable; Our Separate
       Registrant, Depositor and            Account
       Portfolio Companies

 6.    Deductions and Expenses              Deductions and Charges

 7.    General Description of               Certificate Provisions
       Variable Annuity Contracts

 8.    Annuity Period                       Certificate Provisions

 9.    Death Benefit                        Certificate Provisions - Death and
                                            Disability Benefits

10.    Purchases and Contract Value         Certificate Provisions

11.    Redemptions                          Certificate Provisions -
                                            Retirement Benefits

12.    Taxes                                Federal Income Tax Aspects of the
                                            Retirement Programs

13.    Legal Proceedings                    Not Applicable

14.    Table of Contents of the             Table of Contents of the
       Statement of Additional              Statement of Additional
       Information                          Information

                             CROSS REFERENCE SHEET
                        SHOWING LOCATION OF INFORMATION
                     IN STATEMENT OF ADDITIONAL INFORMATION
                     --------------------------------------

                                            STATEMENT OF ADDITIONAL
FORM N-4 ITEM                               INFORMATION CAPTION
-------------                               -----------------------

15.    Cover Page                           Cover Page

16.    Table of Contents                    Table of Contents

17.    General Information                  Part 3: Reorganization

18.    Services                             Not Applicable

19.    Purchase of                          Certificate
       Securities Being                     Provisions - Transfers
       Offered                              Among the Investment Options in
                                            the Prospectus

20.    Underwriters                         Our Separate Account - the Trust
                                            in the Prospectus

21.    Calculation of                       Comparative Investment
       Performance Data                     Performance in the Prospectus

22.    Annuity Payments                     Not Applicable

23.    Financial Statements                 Financial Statements

PROSPECTUS
                    CERTIFICATES AND GROUP ANNUITY CONTRACTS

                     FUNDED THROUGH THE INVESTMENT FUNDS OF
                            SEPARATE ACCOUNT NO. 301
                                       OF
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
-------------------------------------------------------------------------------
This prospectus describes certificates and group annuity contracts which are designed for use in connection with IRAs, TSAs, SEPs and SIMPLEs, all qualifying for favorable tax treatment under the Internal Revenue Code of 1986, as amended.

Contributions may be put into one or more of twelve Investment Options:

SEPARATE ACCOUNT INVESTMENT FUNDS                GENERAL ACCOUNT OPTIONS

o Alliance Money Market                          o 1 Year Guaranteed
o Alliance Intermediate Government Securities      Rate Account
o Alliance High Yield                            o 3 Year Guaranteed
o Alliance Balanced                                the Rate Account
o Alliance Growth & Income
o Alliance Common Stock
o Alliance Aggressive Stock
o Alliance Global
o Alliance Conservative Investors
o Alliance Growth Investors

EFFECTIVE ON OR ABOUT JULY 1, 1998, THE FOLLOWING ADDITIONAL INVESTMENT FUNDS WILL BE AVAILABLE AS INVESTMENT OPTIONS:

o MFS Emerging Growth Companies
o BT Equity 500 Index
o Lazard Small Cap Value
o T. Rowe Price International Stock

The Alliance Money Market, Alliance Intermediate Government Securities, Alliance High Yield, Alliance Balanced, Alliance Growth & Income, Alliance Common Stock, Alliance Aggressive Stock, Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds each invest in Class IA shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust, a mutual fund that invests the assets of separate accounts of insurance companies. The prospectus for The Hudson River Trust, which is attached to this prospectus, describes the investment objectives, policies and risks of this Trust's Portfolios.

The MFS Emerging Growth Companies, BT Equity 500 Index, Lazard Small Cap Value and T. Rowe Price International Stock Funds each invest in Class IB shares of a corresponding Portfolio (PORTFOLIO) of the EQ Advisors Trust, a mutual fund that invests the assets of separate accounts of insurance companies. The prospectus for the EQ Advisors Trust, which is attached to this prospectus, describes the investment objectives, policies and risks of this Trust's Portfolio.

This prospectus provides information that you should know before investing, and should be read and retained for future reference. This prospectus is not valid unless it is attached to a current prospectus for each of The Hudson River Trust and EQ Advisors Trust (collectively the TRUSTS), which you should also read carefully, and retain for future reference.

For further information and assistance, you should contact our Administrative Office at P.O. Box 2468, G.P.O., New York, New York 10116. You may also call the following toll-free number: 1-800-248-2138.

A Statement of Additional Information (SAI), dated May 1, 1998, has been filed with Securities and Exchange Commission. The SAI has been incorporated by reference into this prospectus. The SAI is available at no charge by writing to the above address or by calling the telephone number listed above. The table of contents to the SAI appears on page 30 of this prospectus. You may also request an SAI for the Trust.
-----------------------------------------------------------------------------
    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
         AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1998.
 Copyright 1998 The Equitable Life Assurance Society of the United States. All
                                rights reserved.

                                  TABLE OF CONTENTS
-------------------------------------------------------------------------------------
                                                                                 PAGE
-------------------------------------------------------------------------------------
SUMMARY--QUESTIONS AND ANSWERS ...............................................     3
 Fee Tables ..................................................................     6
 Example .....................................................................     8
 Summary of Unit Values ......................................................     9
EQUITABLE LIFE ...............................................................     9
OUR SEPARATE ACCOUNT .........................................................     9
 The Trusts ..................................................................    10
 The Hudson River Trust's Manager and Investment Adviser......................    11
 EQ Advisors Trust's Manager..................................................    11
 EQ Advisors Trust's Investment Advisers......................................    12
 Investment Policies of The Hudson River Trust Portfolios and the EQ Advisors
  Trust Portfolios............................................................    14
CERTIFICATE PROVISIONS .......................................................    15
 Participants, Certificate Owners and Annuitants .............................    15
 Contributions ...............................................................    15
 Investment of Contributions in the Investment Funds .........................    16
 Guaranteed Rate Accounts ....................................................    17
 Withdrawals .................................................................    17
 Transfers Among the Investment Options ......................................    18
 Death and Disability Benefits ...............................................    19
 Retirement Benefits .........................................................    19
 Revocation Rights ...........................................................    21
 Year 2000 Progress...........................................................    21
 Miscellaneous ...............................................................    21
COMPARATIVE INVESTMENT PERFORMANCE ...........................................    22
 Annual Percent Changes in Unit Value ........................................    23
 Annualized Rates of Return ..................................................    24
FEDERAL INCOME TAX ASPECTS OF THE RETIREMENT PROGRAMS ........................    25
 Tax Changes..................................................................    25
 Tax-Sheltered Annuity Arrangements (TSAs) ...................................    25
 Individual Retirement Annuities (Regular and Roth IRAs) .....................    25
 IRAs Under Simplified Employee Pension Plans (SEPs and SIMPLEs)  ............    25
DEDUCTIONS AND CHARGES .......................................................    26
 Participant Service Charge ..................................................    26
 Administration Charge .......................................................    26
 Other Expenses ..............................................................    26
 Deductions and Expenses of The Hudson River Trust and EQ Advisors Trust  ....    26
 Expense Limitations .........................................................    26
 Fixed Annuity Administrative Charge .........................................    27
 SEP/SIMPLE Enrollment Fee ...................................................    27
 Guaranteed Rate Account Premature Withdrawal Charge .........................    27
 Charge for Premium or Other Applicable Taxes ................................    27
VOTING RIGHTS ................................................................    27
 The Hudson River Trust and EQ Advisors Trust Voting Rights ..................    27
 How We Determine a Participant's Voting Shares ..............................    28
 Voting Rights of Others .....................................................    28
 Separate Account Voting Rights ..............................................    28
 Changes in Applicable Law ...................................................    28
REPORTS ......................................................................    29
LEGAL PROCEEDINGS.............................................................    29
REGULATION ...................................................................    29
ADDITIONAL INFORMATION .......................................................    29
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION .....................    29

SUMMARY--QUESTIONS
  AND ANSWERS


WHAT RETIREMENT PROGRAMS ARE OFFERED UNDER THE CERTIFICATES AND CONTRACTS?

In this prospectus we describe group annuity contracts and certificates issued under group annuity contracts that are used in connection with retirement programs that qualify for Federal tax benefits under the Internal Revenue Code of 1986, as amended (the CODE). Individuals who make contributions or for whom contributions are made are Participants. We offer IRAs, TSAs, SEPs and SIMPLEs under a group annuity contract between Equitable Life and the Chase Manhattan Bank, N.A. (CHASE) as the Contract Holder. Individual certificates are issued to each Participant to describe the Participant's interest under the contract. In summary, the retirement programs we offer are:


o Individual retirement annuities (IRAS), which can be either REGULAR IRAS or ROTH IRAS. A Regular IRA is generally purchased with pre-tax contributions and the distributions are treated as taxable. A Roth IRA is an IRA which must be funded on an after-tax basis, the distributions from which may be tax-free under specified circumstances. The tax aspects of both kinds of IRAs are discussed in more detail in the SAI.

o Tax-sheltered annuity arrangements (TSAS) which qualify for favorable tax treatment under Code Section 403(b) for employees of tax-exempt organizations and public schools.

o Simplified employee pension plans (SEPS) sponsored by sole proprietorships, partnerships and corporations. Contributions for each eligible employee are made by an employer to a Regular IRA certificate (SEP-IRA) issued to the employee. Each individual Participant covered by the SEP is the owner and annuitant of the Regular IRA certificate set up on his or her behalf.


o Savings Incentive Match Plan for Employees (SIMPLE) plans sponsored by sole proprietorships, partnerships and corporations. Under a SIMPLE plan, an employee can elect to have the employer contribute part of his or her pay to a special form of IRA called a "SIMPLE IRA." In addition, the employer is required to make an additional contribution, either matching or non-elective.

For more information about these tax favored programs, see "Federal Income Tax Aspects of the Retirement Programs" and, in the SAI, "Part 1--Federal Tax Considerations of the Retirement Programs."

WHAT ARE THE AVAILABLE INVESTMENT
  OPTIONS?


Twelve options are available for the investment of contributions. The ten INVESTMENT FUNDS of SEPARATE ACCOUNT No. 301 are the Alliance Money Market, Alliance Intermediate Government Securities, Alliance High Yield, Alliance Balanced, Alliance Growth & Income, Alliance Common Stock, Alliance Aggressive Stock, Alliance Global, Alliance Conservative Investors and Alliance Growth Investors Funds. The Alliance Conservative Investors and Alliance Growth Investors Funds are Asset Allocation Options. Additionally, a one-year and a three-year Guaranteed Rate Account, which are part of our General Account, are available.

Effective on or about July 1, 1998, the following four additional INVESTMENT FUNDS will be available for the investment of contributions: MFS Emerging Growth Companies, BT Equity 500 Index, Lazard Small Cap Value and T. Rowe Price International Stock Funds.

Each of the Investment Funds invests in a corresponding Portfolio of The Hudson River Trust or EQ Advisors Trust. Collectively, the fourteen Investment Funds and the Guaranteed Rate Accounts are called the "INVESTMENT OPTIONS" or "OPTIONS." The availability of Investment Options to Participants may be limited in some cases. Participants should check with their employers or plan trustees.


HOW ARE CONTRIBUTIONS MADE AND
  INVESTED?


Contributions should be made by check or money order payable to Equitable Life. For details regarding acceptable forms of payments, See "Certificate Provisions-- Contributions--Frequency and Amount." In the case of a TSA, SEP or SIMPLE IRA, the employer makes contributions on the Participant's behalf. An employer may arrange to have contributions deducted from a Participant's salary and in these cases will automatically transfer those amounts deducted to us for investment as directed by the Participant. In the case of a Regular IRA or a Roth IRA certificate the Participant makes contributions to us directly (by completing the appropriate form and enclosing the payment).

Contributions will be allocated to the Investment Options pursuant to instructions we receive from the Participant. See "Certificate
Provisions--Investment of Contributions in the Investment Funds." In the SAI, see "Part 2--The Guaranteed Rate Accounts" for details.


IS THERE A MINIMUM CONTRIBUTION
  AMOUNT?

There is no minimum contribution amount; however, if a Participant is contributing through an employer, the employer may have a minimum. See "Certificate Provisions--Contributions."

CAN THE ALLOCATION OF CONTRIBUTIONS
  AMONG THE INVESTMENT OPTIONS BE
  CHANGED?

The Participant may change the allocation of contributions among the Investment Options as often as the Participant wishes by telephone. See "Certificate Provisions--Contributions." Changing the allocation of contributions does not cause a reallocation of amounts previously invested.

CAN AMOUNTS BE TRANSFERRED AMONG
  THE INVESTMENT OPTIONS?


All or part of a Participant's Account Balance in one Investment Fund may be transferred to any other Investment Fund as often as the Participant wishes and without charge or tax liability. Transfers from the Guaranteed Rate Accounts are subject to special rules. Instructions to transfer amounts among the Options must be made in writing, unless we have the Participant's authorization to accept telephone transfers. Transferring amounts does not affect the allocation of future contributions. For more information regarding restrictions and other matters, see "Certificate Provisions--Transfers Among the Investment Options" and, in the SAI, "Part 2--The Guaranteed Rate Accounts."


WHAT RETIREMENT OPTIONS ARE AVAILABLE?

At retirement, a Participant may choose to receive monthly fixed annuity payments funded through our General Account, periodic distributions from the Investment Options, a lump sum or a combination of these benefits. For more information, see "Certificate Provisions--Retirement Benefits."

WHAT ARE THE DEATH AND DISABILITY
  BENEFITS?

If a Participant becomes disabled or dies before the Participant's retirement date as defined in the certificate (RETIREMENT DATE), we will pay the Account Balance as a disability benefit to the Participant or as a death benefit to a beneficiary designated by the Participant. See "Certificate Provisions--Death and Disability Benefits."

CAN WITHDRAWALS BE MADE UNDER THE
  CERTIFICATES?


Unless restricted by the retirement program under which the Participant is covered or by provisions of the Code, all or any portion of the Participant's Account Balance and, subject to penalty, the Participant's Guaranteed Rate Account Cash Value may be withdrawn at any time prior to retirement. See in the SAI, "Part 2--The Guaranteed Rate Accounts."

Withdrawals may be taxable and subject to an additional 10% Federal income tax penalty on early withdrawals. Certain withdrawal restrictions apply to TSA and SIMPLE IRA certificates. We urge each Participant to consult a tax advisor before making a withdrawal. See "Certificate Provisions--Withdrawals" above and "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI for more information.

CAN PARTICIPATION BE REVOKED?


The Participant has a right to revoke participation under a certificate. In most states, the Participant must exercise this right within 10 days of receipt of the certificate. The Participant should consult a tax advisor before deciding to revoke, as cancellation may have adverse tax consequences. See "Certificate Provisions--Revocation Rights" and "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI.


WHAT IS EQUITABLE LIFE'S ADDRESS?

All communications to Equitable Life, except contributions, should be addressed to Equitable Life 300+ Series, Box 2468, G.P.O., New York, New York 10116. Contribution checks should be addressed to Equitable Life 300+ Series, P.O. Box 13871, Newark, New Jersey 07188-0871.

FEE TABLES

The Tables give effect to generally applicable charges. The Tables reflect expenses of both the Separate Account and The Hudson River Trust and EQ Advisors Trust, respectively for the year ended December 31, 1997. Certain expenses and fees shown in these Tables may not apply to each certificate. To determine whether a particular item in these Tables apply (and the actual amount, if any), consult the portion of the prospectus indicated in the notes to the Table. There is no transaction expenses (sales load on purchases) and the maximum Annual Participant Service Charge is $30. Other charges, such as enrollment fees and premium tax charges, may be applicable. See "Deductions and Charges."

HUDSON RIVER TRUST

                                    ALLIANCE
                        ALLIANCE  INTERMEDIATE ALLIANCE
                          MONEY    GOVERNMENT    HIGH
                         MARKET    SECURITIES    YIELD
                        -------- ------------  --------
SEPARATE ACCOUNT
 ANNUAL EXPENSES
 Administration Charge    0.25%       0.25%      0.25%
 Other Expenses           0.19        0.27       0.45
  Total                   0.44%       0.52%      0.70%
-------------------------------------------------------
TRUST ANNUAL EXPENSES
 Management Fees(3)       0.35%       0.50%(1)   0.60%
 Other Expenses           0.04        0.06       0.04
  Total                   0.39%       0.56%(1)   0.64%
-------------------------------------------------------
TOTAL SEPARATE ACCOUNT
 AND TRUST ANNUAL
 EXPENSES AFTER
 APPLICABLE
 REIMBURSEMENT (2)        0.83%       0.93% (1)  1.34%

                   (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  ALLIANCE ALLIANCE   ALLIANCE              ALLIANCE    ALLIANCE
                        ALLIANCE  GROWTH &  COMMON   AGGRESSIVE ALLIANCE  CONSERVATIVE   GROWTH
                        BALANCED   INCOME    STOCK     STOCK     GLOBAL    INVESTORS   INVESTORS
                        -------- --------  -------- ----------  -------- ------------  ---------
SEPARATE ACCOUNT
 ANNUAL EXPENSES
 ADMINISTRATION CHARGE    0.25%     0.25%    0.25%      0.25%     0.25%       0.25%       0.25%
 OTHER EXPENSES           0.17      0.49     0.15       0.25      0.29        1.03        0.69
  TOTAL                   0.42%     0.74%    0.40%      0.50%     0.54%       1.28%       0.94%
------------------------------------------------------------------------------------------------
TRUST ANNUAL EXPENSES
 Management Fees(3)       0.42%     0.55%    0.37%      0.54%     0.65%       0.48%       0.52%
 Other Expenses           0.05      0.04     0.03       0.03      0.08        0.07        0.05
  Total                   0.47%     0.59%    0.40%      0.57%     0.73%       0.55%       0.57%
------------------------------------------------------------------------------------------------
TOTAL SEPARATE ACCOUNT
 AND TRUST ANNUAL
 EXPENSES AFTER
 APPLICABLE
 REIMBURSEMENT (2)        0.89%     1.33%    0.80%      1.07%     1.27%       1.83%       1.51%

    (1) The annual amount of Management Fees applicable to the Alliance Intermediate Government Securities Portfolio is limited to 0.35% of the value of the Portfolio's average daily assets. This limitation is a contractual right for Participants who enrolled in the program prior to May 1, 1987 and cannot be changed without their consent. Equitable Life has voluntarily agreed to impose this limitation for all other Participants and reserves the right to discontinue it at any time. See "Deductions and Charges--Expense Limitations."

    (2) The amounts shown in the Table under "Separate Account Annual Expenses" and under "Trust Annual Expenses" for the Alliance Money Market, Alliance Intermediate Government Securities, Alliance Balanced and Alliance Common Stock Funds, respectively when added together, are limited by the certificates and contracts to 1% of the value of the Alliance Money Market Fund's average daily net assets and 1.5% of the value of the Alliance Common Stock, Alliance Intermediate Government Securities or Alliance Balanced Funds' average daily net assets. For the Alliance High Yield, Alliance Aggressive Stock and Alliance Global Funds, Equitable Life applies a voluntary expense limitation at an effective annual rate of 1.5% of average daily net assets of each fund. See "Deductions and Charges--Expense Limitations."

    (3) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between The Hudson River Trust and Alliance Capital Management L.P., The Hudson River Trust's Investment Adviser, which effected changes in The Hudson River Trust's management fee and expense structure.

           The tables above reflecting The Hudson River Trust's expenses are based on Portfolio average net assets for the year ended December 31, 1997 and have been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ending December 31, 1997.
-----------------------------------------------------------------------------

EQ ADVISORS TRUST



                                          MFS EMERGING     BT EQUITY   LAZARD SMALL         T. ROWE
                                        GROWTH COMPANIES   500 INDEX     CAP VALUE    INTERNATIONAL STOCK
                                        ---------------- -----------  -------------- -------------------
SEPARATE ACCOUNT ANNUAL EXPENSES
 Administration Charge                        0.25%          0.25%         0.25%             0.25%
 Other Expenses                               0.20           0.20          0.20              0.20
  Total                                       0.45%          0.45%         0.45%             0.45%
---------------------------------------------------------------------------------------------------------
TRUST ANNUAL EXPENSES
 Investment Management and Advisory
  Fee                                         0.55%          0.25%         0.80%             0.75%
 12b-1 Fee (1)                                0.25           0.25          0.25              0.25
 Other Expenses                               0.05           0.05          0.15              0.20
  Total (2)                                   0.85%          0.55%         1.20%             1.20%
---------------------------------------------------------------------------------------------------------
TOTAL SEPARATE ACCOUNT AND
 TRUST ANNUAL EXPENSES                        1.30%          1.00%         1.65%             1.65%

-------------------

    (1) The Class IB shares of EQ Advisors Trust are subject to fees imposed under distribution plans (herein, the "Rule 12b-1 Plans") adopted by EQ Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Rule 12b-1 Plans provide that EQ Trust, in behalf of each portfolio, may pay annually up to 0.25% of the average daily net assets of a portfolio attributable to its Class IB shares in respect to activities primarily intended to result in the sale of the Class IB share.

    (2) All EQAT Portfolios commenced operations on May 1, 1997 except the BT Equity 500 Index and the Lazard Small Cap Value Portfolios, which had initial seed capital invested on December 31, 1997.

           The maximum investment management and advisory fees for each EQAT Portfolio cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses, however, EQ Financial Consultants, Inc. ("EQ Financial"), EQAT's manager, has entered into an expense limitation agreement with respect to each Portfolio, ("Expense Limitation Agreement") pursuant to which EQ Financial has agreed to waive or limit its fees and assume other expenses. Under the Expense Limitation Agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the respective average daily net assets of each Portfolio as follows: 0.30% for BT Equity 500 Index; 0.60% for MFS Emerging Growth Companies; and 0.95% for
           T. Rowe Price International Stock and Lazard Small Cap Value.

           Absent the expense limitation, "Other Expenses" for 1997 on an annualized basis would have been 1.56% for T. Rowe Price International Stock and 1.02% for MFS Emerging Growth Companies. Absent the expense limitation, "Other Expenses" for the BT Equity 500 Index and the Lazard Small Cap Value Portfolios, which had initial seed capital invested on December 31, 1997, are estimated for 1998 to be 0.29% and 0.23%, respectively.

           Each Portfolio may at a later date make a reimbursement to EQ Financial for any of the management fees waived or limited and other expenses assumed and paid by EQ Financial pursuant to the Expense Limitation Agreement provided that, among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. See the EQAT prospectus for more information.

EXAMPLE. The purpose of this Table is to assist the Participant in understanding the various costs and expenses which the Participant may bear directly or indirectly under your certificate. The Table reflects expenses of both the Separate Account and either The Hudson River Trust or the EQ Advisors Trust, as applicable.


The examples below show the expenses that the Participant would pay, assuming a single investment of $1,000 in each Investment Fund listed and a 5% annual return on assets(1). Applicable expenses are the same whether or not the Participant withdraws all or part of the Account Balance at the end of each time period shown. These figures are based on the expenses set forth in the preceding table after applicable expense reimbursements. For purposes of these examples, the Participant Service Charge is computed by applying a Participant Service Charge of $12 to the average number of Participants for the year, divided by the average Fund assets for the same period.


                                              1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                             -------- ---------  --------- ----------
Alliance Money Market ......................  $ 8.86    $27.68    $ 48.08    $106.83
Alliance Intermediate Government Securities     9.88     30.83      53.49     118.53
Alliance High Yield ........................   14.04     43.65      75.40     165.20
Alliance Balanced ..........................    9.28     28.96      50.26     111.54
Alliance Growth & Income ...................   13.94     43.34      74.87     164.09
Alliance Common Stock ......................    8.56     26.74      46.45     103.29
Alliance Aggressive Stock ..................   11.30     35.23      61.03     134.70
Alliance Global ............................   13.33     41.47      71.69     157.38
Alliance Conservative Investors ............   19.20     59.37     102.01     220.45
Alliance Growth Investors ..................   15.77     48.92      84.35     183.96
MFS Emerging Growth Companies ..............   13.64     42.41         --         --
BT Equity 500 Index.........................   10.59     33.03         --         --
Lazard Small Cap Value......................   17.18     53.23         --         --
T. Rowe Price International Stock...........   17.18     53.23         --         --



These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown above. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

-------------------
(1) An Account Balance could not be converted to an annuity at the end of any of the periods shown in the examples. For any form of annuity distribution, the minimum amount applied must be $2,000, and the minimum initial annuity payment must be at least $20. See "Certificate Provisions--Retirement Benefits." In some cases, charges for state premium or other taxes will be deducted from the amount applied.

SUMMARY OF UNIT VALUES. The Unit Values shown are the same as they would have been if the Separate Account had operated as a unit investment trust investing in the Trust for all the periods shown, as currently reported in the Trust's prospectus and Statement of Additional Information. Because the Alliance Growth & Income, Alliance Conservative Investors and Alliance Growth Investors Funds do not have corresponding Predecessor Separate Accounts, no unit values are presented for them prior to December 1994.



                                  UNIT VALUES
                     ----------------------------------------
                                       ALLIANCE
                        ALLIANCE     INTERMEDIATE   ALLIANCE
                         MONEY        GOVERNMENT      HIGH
                         MARKET      SECURITIES*      YIELD
LAST BUSINESS DAY OF      FUND           FUND         FUND
-------------------- ------------- --------------  ----------
December 1987.......     $16.14         $22.41       $10.41
December 1988 ......      17.23          23.63        11.60
December 1989 ......      18.73          27.19        11.67
December 1990 ......      20.17          28.79        11.11
December 1991 ......      21.29          32.73        13.84
December 1992 ......      21.93          34.34        15.40
December 1993 ......      22.48          37.77        18.84
December 1994 ......      23.32          36.13        18.18
December 1995 ......      24.55          40.82        21.67
December 1996 ......      25.77          42.20        26.45
December 1997 ......      27.05          45.11        31.16
Number of Units
 Outstanding at
 December 31, 1997
 (000's) ...........        736            116          136


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                        UNIT VALUES
                     --------------------------------------------------------------------------------------
                                  ALLIANCE    ALLIANCE
                      ALLIANCE     COMMON    AGGRESSIVE    ALLIANCE   ALLIANCE      ALLIANCE      ALLIANCE
                      BALANCED     STOCK        STOCK       GLOBAL    GROWTH &    CONSERVATIVE     GROWTH
LAST BUSINESS DAY OF    FUND        FUND        FUND         FUND      INCOME      INVESTORS     INVESTORS
-------------------- ---------- ----------  ------------ ----------  ---------- --------------  -----------
December 1987.......   $23.88     $ 29.88      $ 8.59       $ 8.58         --            --            --
December 1988 ......    27.04       33.04        8.70         9.58         --            --            --
December 1989 ......    33.91       40.94       12.47        11.97         --            --            --
December 1990 ......    33.76       35.87       13.34        11.23         --            --            --
December 1991 ......    47.50       51.55       23.43        14.20         --            --            --
December 1992 ......    45.92       52.97       22.54        14.01         --            --            --
December 1993 ......    51.38       65.89       26.14        18.40         --            --            --
December 1994 ......    47.03       64.13       24.95        19.25     $ 9.92        $ 9.92        $ 9.79
December 1995 ......    56.07       84.56       32.67        22.76      12.21         11.79         12.23
December 1996 ......    62.36      104.68       39.73        25.95      14.55         12.25         13.64
December 1997 ......    71.42      134.77       43.83        28.80      18.35         13.71         15.80
Number of Units
 Outstanding at
 December 31, 1997
 (000's) ...........      523         678         201          206        324            67           126


*Prior to September 6, 1991, the Bond Fund.

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States. We are one of the nation's leading pension fund managers.


Equitable Life is a wholly-owned subsidiary of The Equitable Companies Incorporated (HOLDING COMPANY). The largest stockholder of the Holding Company is AXA-UAP ("AXA"). As of December 31, 1997, AXA beneficially owns 58.7% of the outstanding shares of common stock of the Holding Company. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French Company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $274.1 billion of assets as of December 31, 1997, including third party assets of approximately $216.9 billion. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 42,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 250,000 employees of educational and non-profit institutions, as well as nearly 500,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life, health and pension contracts.


OUR SEPARATE ACCOUNT

The aggregate assets of all the Investment Funds are held in our Separate Account No. 301, which was established on October 19, 1981 under the New York Insurance Law. The Separate Account is organized as a unit investment trust registered with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account.


The Separate Account currently has ten Investment Funds: Alliance Money
Market

Fund, Alliance Intermediate Government Securities Fund, Alliance High Yield Fund, Alliance Balanced Fund, Alliance Growth & Income Fund, Alliance Common Stock Fund, Alliance Aggressive Stock Fund, Alliance Global Fund, Alliance Conservative Investors Fund, and Alliance Growth Investors Fund. On or about July 1, 1998, subject to regulatory approval, four additional Investment Funds will become available--MFS Emerging Growth Companies Fund, BT Equity 500 Index Fund, Lazard Small Cap Value Fund and T. Rowe Price International Stock Fund. Each Investment Fund invests in Class IA shares of a corresponding Portfolio of The Hudson River Trust or Class IB shares of a corresponding Portfolio of EQ Advisors Trust.


The assets of the Separate Account are our property. The certificates provide that the portion of the Separate Account's assets equal to the reserves and other contract liabilities with respect to the Separate Account will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to Equitable's other income, gains or losses. We are the issuer of the certificates and the obligations set forth therein, other than those of Participants or employers, are ours.

In addition to contributions made under the certificates described in this Prospectus, we may allocate to the Separate Account monies received under other agreements or annuity contracts. Each Participant will participate in the Separate Account in proportion to the amount in the Separate Account attributable to such Participant's certificate. We may transfer to our General Account any of the Separate Account's assets that are in excess of the reserves and other liabilities relating to the certificates described in this prospectus or certain other contracts.


We reserve the right, subject to compliance with applicable law, including approval of the Participants, if required, (1) to cause the registration or deregistration of the Separate Account under the 1940 Act, (2) to operate the Separate Account under the direction of a committee and to discharge such committee at any time, (3) to restrict or eliminate any voting rights of Participants or other persons who have voting rights as to the Separate Account, (4) to add, change or remove the designated investment company, (5) to add, change or remove Investment Funds, (6) to combine any two or more Investment Funds, (7) to transfer assets from any one of the Investment Funds to another Investment Fund, and (8) to operate the Separate Account or one or more of the Investment Funds by making direct investments or investments in any other form Equitable Life in its sole discretion determines.


We may make other changes in the certificates that do not reduce any Cash Value, Account Balance, Annuity Value or Annuity Benefit or other accrued rights or benefits.


EQ Financial Consultants, Inc. (EQF), a wholly-owned subsidiary of Equitable Life, performs all sales functions for the Separate Account and may be deemed to be its principal underwriter under the 1940 Act. EQF is also the principal underwriter of The Hudson River Trust and the EQ Advisors Trust. EQF is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 (EXCHANGE ACT) and is a member of the National Association of Securities Dealers, Inc. EQF's principal business address is 1290 Avenue of the Americas, New York, New York 10104. The offering described in the prospectus, which is intended to be continuous, will be made through registered representatives of EQF.


THE TRUSTS


The Trusts are open-end, management investment companies registered under the 1940 Act, more commonly called mutual funds. As a "series" type of mutual fund, each Trust issues several different series of stock, each of which relates to a different Portfolio of that Trust. The Hudson River Trust commenced operations in January 1976 with a predecessor of its Alliance Common Stock Portfolio. The EQ Advisors Trust commenced operations on May 1, 1997. The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a Portfolio's shares are reinvested in full and fractional shares of the Portfolio to which they relate. Each Investment Fund invests in either Class IA or Class IB shares of a corresponding Portfolio. Portfolios of the

Hudson River Trust sell Class IA shares to the Funds and Portfolios of EQ Advisors Trust sell Class IB shares to the Funds.

The EQ Advisors Trust sells its shares to Equitable separate accounts in connection with Equitable's variable life insurance and annuity products. The Hudson River Trust sells its shares to separate accounts of Equitable and of other insurance companies not affiliated with Equitable. We currently do not foresee any disadvantages to our policy/contract owners arising out of this. However, The Hudson River Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that The Hudson River Trust's response to any of those events insufficiently protects our policy/contract owners, we will see to it that appropriate action is taken to do so. Also, if we ever believe that any of the Trusts' Portfolios is so large as to materially impair the investment performance of the Portfolio or the Trust involved, we will examine other investment options.

All of the Portfolios (except the Lazard Small Cap Value Fund) are diversified for 1940 Act purposes. More detailed information about the Trusts, their investment objectives, policies, restrictions, risks, expenses, multiple class distribution systems, the Rule 12b-1 distribution plan relating to Class IB shares of EQ Advisors Trust and all other aspects of their operations, appears in the Hudson River Trust prospectus (beginning after this prospectus), the EQ Advisors Trust prospectus (beginning after the Hudson River Trust prospectus), or in their respective Statements of Additional Information, which are available upon request.

THE HUDSON RIVER TRUST'S MANAGER AND INVESTMENT ADVISER

The Hudson River Trust is managed and its Portfolios are advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.

In its role as manager of The Hudson River Trust, Alliance has overall responsibility for the general management and administration of The Hudson River Trust, including selecting the portfolio managers for The Hudson River Trust's Portfolios, monitoring their investment programs and results, reviewing brokerage matters, performing fund accounting, overseeing compliance by The Hudson River Trust with various Federal and state statutes, and carrying out the directives of its Board of Trustees. With the approval of The Hudson River Trust's Trustees, Alliance may enter into agreements with other companies to assist with Alliance's administrative and management responsibilities to The Hudson River Trust.

ALLIANCE CAPITAL MANAGEMENT L.P.

Alliance, a leading international investment adviser, provides investment management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance is publicly traded limited partnership incorporated in Delaware. On December 31, 1997, Alliance was managing over $218.7 billion in assets. Alliance employs 223 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 18 years.

All of The Hudson River Trust Portfolios are advised by Alliance. As adviser, Alliance is responsible for developing the Portfolios' investment programs, making investment decisions for the Portfolios, placing all orders for the purchase and sale of those investments and performing certain limited related administrative functions.

Alliance is an indirect, majority-owned subsidiary of Equitable Life, and its main office is located at 1345 Avenue of the Americas, New York, NY 10105. Additional information regarding Alliance is located in The Hudson River Trust's prospectus which directly follows this prospectus.

EQ ADVISORS TRUST'S MANAGER

EQ Financial Consultants, Inc. (EQF), subject to the supervision and direction of the Trustees of EQ Advisors Trust, has overall responsibility for the general management and administration of the EQ Advisors Trust.

EQF is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Exchange Act. EQF currently furnishes specialized investment advice to other clients, including individuals, pension and profit-sharing plans, trusts, charitable organizations, corporations, and other business entities. EQF is Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life.

EQF is responsible for providing management and administrative services to EQ Advisors Trust and selects the investment advisers for EQ Advisors Trust's Portfolios, monitors EQ Advisors Trust investment programs and results, reviews brokerage matters, oversees compliance by EQ Advisors Trust with various Federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to a service agreement, Chase Global Funds Services company assists EQF in the performance of its administrative responsibilities to EQ Advisors Trust with other necessary administrative, fund accounting and compliance services. EQF's main office is located at 1290 Avenue of the Americas, New York, NY 10104.

EQ ADVISORS TRUST'S INVESTMENT ADVISERS

Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., Bankers Trust Company, Lazard Asset Management and Massachusetts Financial Services Company (each an EQ ADVISORS TRUST ADVISER) serve as advisers only for their respective EQ Advisors Trust Portfolios.

Each EQ Advisors Trust Adviser furnishes EQ Advisors Trust's manager, EQF, with an investment program (updated periodically) for its Portfolios, makes investment decisions on behalf of its EQ Advisors Trust Portfolios, places all orders for the purchase and sale of investments for the Portfolios's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

The assets of each Portfolio are allocated currently among the EQ Advisors Trust Advisers. If an EQ Advisors Trust Portfolio shall at any time have more than one EQ Advisors Trust Adviser, the allocation of an EQ Advisors Trust Portfolio's assets among EQ Advisors Trust Advisers may be changed at any time by EQF.

T. ROWE PRICE ASSOCIATES, INC. AND ROWE
PRICE-FLEMING INTERNATIONAL, INC.

Founded in 1937, T. Rowe Price Associates, Inc. provides investment management to both individuals and institutions. With its affiliates, assets under management were over $126 billion as of December 31, 1997. The company is located at 100 East Pratt Street, Baltimore, MD 21202.

Rowe Price-Fleming International, Inc. (PRICE-FLEMING) was founded as a joint venture between T. Rowe Price and Robert Fleming Holdings, Ltd., a diversified British investment organization. Price-Fleming's predominately non-U.S. assets under management were the equivalent of approximately
$30 billion as of December 31, 1997. Price-Fleming advises T. Rowe Price International Stock, an international equity portfolio and is located at 100 East Pratt Street, Baltimore, MD 21202.

MASSACHUSETTS FINANCIAL SERVICES
COMPANY

Massachusetts Financial Services Company (MFS) is America's oldest mutual fund organization, whose assets under management as of December 31, 1997 were in excess of $70 billion on behalf of more than 2.5 million investors. MFS advises MFS Emerging Growth Companies, an aggressive equity portfolio. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada and is located at 500 Boylston Street, Boston, MA 02116.

BANKER'S TRUST COMPANY

Bankers Trust Company (BANKERS TRUST) is a wholly-owned subsidiary of Bankers Trust New York Corporation which was founded in 1903. Bankers Trust conducts a variety of general banking and trust activities and is a major wholesale supplier of financial services to the international and domestic institutional markets. Bankers Trust advises BT Equity 500 Index, a domestic equity portfolio. As December 31, 1997, Bankers

Trust New York Corporation had approximately $317.8 billion in assets under management worldwide. The executive offices of Bankers Trust are located at 130 Liberty Street (One Bankers Trust Plaza), New York, NY 10006.

LAZARD ASSET MANAGEMENT

Lazard Asset Management (LAZARD) is a division of Lazard Freres & Co. LLC, which was founded in 1848. Lazard and its affiliates managed in excess of $60 billion as of December 31, 1997. Lazard advises Lazard Small Cap Value, an aggressive equity portfolio. Lazard's global headquarters are located at 30 Rockefeller Plaza, New York, NY 10020.

Additional information regarding each of the companies which serve as an EQ Advisors Trust Adviser appears in the EQ Advisors Trust prospectus attached to this prospectus.

HRT AND EQAT CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trusts' assets, direct operating expenses of the Trusts (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investmentrelated expenses of the Trusts (such as brokerage commissions and other expenses related to the purchase and sale of securities) are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be increased without a vote of that Portfolio's shareholders.

Investment advisory fees are established under investment advisory agreements between HRT and its investment manager, Alliance, and between EQAT, EQ Financial, as Manager and the EQAT Advisers. All of these fees and expenses are described more fully in the prospectuses of HRT and EQAT attached hereto. Since shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Accumulation Unit Values for the Investment Funds. The maximum investment advisory fees are as follows:



                                      MAXIMUM
                                     INVESTMENT
                                    ADVISORY FEE
HRT PORTFOLIO                      (ANNUAL RATE)
-------------                      -------------
Alliance Money Market...........       0.350%
Alliance Intermediate
 Government Securities..........       0.500%
Alliance High Yield.............       0.600%
Alliance Growth & Income........       0.550%
Alliance Global.................       0.675%
Alliance Conservative
 Investors......................       0.475%
Alliance Growth Investors ......       0.550%
Alliance Common Stock...........       0.475%
Alliance Aggressive Stock ......       0.625%
Alliance Balanced...............       0.450%

                                      MAXIMUM
                                     INVESTMENT
                                     MANAGEMENT
                                        AND
                                    ADVISORY FEE
EQAT PORTFOLIO                     (ANNUAL RATE)
--------------                     -------------
T. Rowe Price International
 Stock..........................        0.75%
MFS Emerging Growth Companies ..        0.55%
BT Equity 500 Index.............        0.25%
Lazard Small Cap Value..........        0.80%

INVESTMENT POLICIES OF THE HUDSON RIVER TRUST PORTFOLIOS AND EQ ADVISORS TRUST PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The objectives and policies of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.



-------------------------------------------------------------------------------------------------------
        PORTFOLIO                       INVESTMENT POLICY                           OBJECTIVE
-------------------------------------------------------------------------------------------------------
Alliance Money  Market   Primarily high quality U.S. dollar denominated  High level of current income
                         money market instruments                        while preserving assets and
                                                                         maintaining liquidity
-------------------------------------------------------------------------------------------------------
Alliance  Intermediate   Primarily debt securities issued or guaranteed  High current income
 Government Securities   by the U.S. Government, its agencies and        consistent with relative
                         instrumentalities. Each investment will have a  stability of principal final maturity of not more than 10 years or a
                         duration not exceeding that of a 10-year
                         Treasury note
-------------------------------------------------------------------------------------------------------
Alliance High Yield      Primarily a diversified mix of high yield,      High return by maximizing
                         fixed income securities involving greater       current income and, to the
                         volatility of price and risk of principal and   extent consistent with that
                         income than high quality fixed income           objective, capital
                         securities. The medium and lower quality debt   appreciation
                         securities in which the Portfolio may invest
                         are known as "junk bonds"
-------------------------------------------------------------------------------------------------------
Alliance Balanced        Primarily common stocks, publicly-traded debt   High return through a
                         securities and high quality money market        combination of current income
                         instruments                                     and capital appreciation
-------------------------------------------------------------------------------------------------------
Alliance Growth &        Primarily income producing common stocks and    High total return through a
 Income                  securities convertible into common stocks       combination of current income
                                                                         and capital appreciation
-------------------------------------------------------------------------------------------------------
Alliance Common  Stock   Primarily common stock and other equity-type    Long-term growth of capital
                         instruments
-------------------------------------------------------------------------------------------------------
Alliance Aggressive      Primarily common stocks and other equity-type   Long-term growth of capital
 Stock                   securities issued by medium and other smaller
                         sized companies with strong growth potential
-------------------------------------------------------------------------------------------------------
Alliance Global          Primarily equity securities of non-United       Long-term growth of capital
                         States as well as United States companies
-------------------------------------------------------------------------------------------------------
Asset Allocation         Diversified mix of publicly traded fixed-income High total return without, in
Series: Alliance         and equity securities; asset mix and security   the adviser's opinion, undue
 Conservative            selection primarily based upon factors expected risk to principal
 Investors               to reduce risk
-------------------------------------------------------------------------------------------------------
Asset Allocation         Diversified mix of publicly-traded, fixed       High total return consistent
Series: Alliance         income and equity securities; asset mix and     with the adviser's
 Growth                  security selection based upon factors expected  determination of reasonable
 Investors               to increase possibility of high long-term       risk
                         return
-------------------------------------------------------------------------------------------------------

14

-------------------------------------------------------------------------------------------------------
        PORTFOLIO                       INVESTMENT POLICY                           OBJECTIVE
-------------------------------------------------------------------------------------------------------
MFS Emerging             Primarily (i.e., at least 80% of its assets     Long-term growth of capital
Growth                   under normal circumstances) in common stocks of
Companies                emerging growth companies that the Adviser
                         believes are early in their life cycle but
                         which have the potential to become major
                         enterprises.
-------------------------------------------------------------------------------------------------------
BT Equity 500  Index     Invest in a statistically selected sample of    Replicate as closely as
                         the 500 stocks included in the Standard &       possible (before the
                         Poor's 500 Composite Stock Price Index (S&P     deduction of Portfolio
                         500).                                           expenses) the total return of
                                                                         the S&P 500
-------------------------------------------------------------------------------------------------------
Lazard Small Cap  Value  Primarily equity securities of U.S. companies   Capital appreciation
                         with small market capitalizations (i.e.
                         companies in the range of companies represented
                         in the Russell 2000 Index) that the Adviser
                         considers inexpensively priced relative to the
                         return on total capital or equity.
-------------------------------------------------------------------------------------------------------
T. Rowe Price            Primarily common stocks of established          Long-term growth of capital
 International  Stock    non-United States companies
-------------------------------------------------------------------------------------------------------



CERTIFICATE PROVISIONS


An employer may, in certain circumstances, limit a Participant's rights under a certificate. The Participant should check the provisions of the employer's plan or agreements with the Participant to see if there are any such limitations and, if so, what they are.

PARTICIPANTS, CERTIFICATE OWNERS
AND ANNUITANTS


Individuals who make contributions or individuals for whom contributions are made under certificates are Participants. Each Participant is also an Annuitant, meaning the person upon whose life the certificate is issued and the person who is entitled to receive benefit payments. Each Participant is also the owner of the certificate. Under a Regular IRA or a Roth IRA, a Participant's spouse may also become a Participant by establishing a separate spousal Regular IRA or a Roth IRA. In such case, we will issue a separate certificate to the spouse.


CONTRIBUTIONS


Frequency and Amount. In the case of a Regular IRA, a Roth IRA or SEP, the Participant may make contributions. In the case of a SEP, TSA or SIMPLE IRA, the employer makes contributions by completing the appropriate contribution form and enclosing the payment. There is no minimum contribution amount except for any established by an employer for contributions made by payroll deductions. Contributions should be sent by check or money order drawn on a U.S. bank in U.S. dollars to Equitable Life 300+ Series and made payable to Equitable Life.

The preferred form of payment is a single check in U.S. dollars on your business or personal account payable to Equitable Life. Payment may also be in the form of a single money order, bank draft or cashier's check payable to Equitable Life. These checks, money orders and drafts are accepted subject to collection. Cash and traveler's checks are not acceptable. Third party checks endorsed to Equitable Life are not acceptable forms of payment unless the check is rollover money directly from a qualified retirement plan, a tax-free exchange under the Internal Revenue Code, or a trustee check that involves no refund. We reserve the right to reject a payment if an unacceptable form of payment is received.

Annual contributions to a retirement program may be subject to maximum limits imposed by the Code. See "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI for a discussion of these limitations. We do not monitor whether or not the contributions made under any of the retirement programs may be in excess of the maximum limits imposed by the Code, but we reserve the right to refuse contributions we believe to be in excess of such maximum levels.


Subject to any restrictions imposed by an employer's retirement program, rollover and direct transfer contributions will be accepted. See "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI for details.


Allocation of Contributions. The Participant, by written instructions to us, will designate how each contribution will be allocated among the Investment Options. The Participant may use our telephone service (Account Investment Management (AIM) System) to change the future allocation for contributions. Requests for changes in allocations among the Investment Options will become effective on the date of the receipt. Checks accompanied by an allocation change request will be invested in accordance with that request. Changes in the allocation of future contributions have no effect on amounts already invested.


Discontinuance and Resumption of Contributions. A Participant is under no obligation to continue making contributions. If contributions made by or on behalf of a Participant are discontinued, participation under the certificate will remain in effect, and, except for SEP or SIMPLE certificates, contributions can be resumed at any time. However, we reserve the right to close a Participant's Account if no contributions are made within 120 days of the issue date of the certificate.


We also reserve the right to close a Participant's Account and pay any Account Balance if contributions are discontinued for at least three years from the date of the last contribution, and either (1) the Account Balance does not exceed $2,000 or (2) the annuity which the existing Account Balance would purchase at the Participant's Retirement Date would be less than $20 per month based on the current annuity rates in effect under the certificate.

INVESTMENT OF CONTRIBUTIONS IN
THE INVESTMENT FUNDS

Business Day. Generally, a business day is any day Equitable Life is open and the New York Stock Exchange is open for trading. We may close due to emergency conditions. Generally, no transactions are processed if we are closed. A business day ends at 4:00 p.m. Eastern time.

Purchase of Units in the Investment Funds. Contributions are invested on the date of receipt, provided they are received by us on an Equitable Life business day and are correctly payable and accompanied by a properly completed contribution form. We may retain contributions accompanied by an incomplete contribution form for five business days while we attempt to obtain the information required to complete the form. Contributions will be invested immediately after the contribution form is complete.

The portion of each contribution allocated to an Investment Fund will be used to purchase Units in that Fund. The number of Units purchased by a contribution to an Investment Fund is calculated by dividing the amount of the contribution by the Investment Fund's Unit Value on the business day we receive the contribution. See "How We Determine the Unit Value" below. The number of Units purchased will not vary, however, because of any subsequent fluctuation in the Unit Value.


The value of the Unit fluctuates with the investment performance of the corresponding Portfolio of The Hudson River Trust and EQ Advisors Trust, respectively, which reflects the investment income and realized and unrealized capital gains and losses of the Fund and Trust expenses and charges. Unit Values also reflect the deductions and charges made to the Investment Funds of the Separate Account. See "Deductions and Charges."

On any given day, the value you have in any Investment Fund of our Separate Account is the Unit Value times the number of Units credited to you in that Investment Fund.

How We Determine the Unit Value. Unit Values for the Investment Funds of our Separate Account are determined at the end of each business day.

The Unit Value of any Investment Fund for any business day is equal to the Unit Value for the preceding business day multiplied by the Net Investment Factor for that Investment Fund on that business day.

A Net Investment Factor for each Investment Fund is determined every business day as follows:


 o First, we take the value of the shares belonging to the Investment Fund in the corresponding Portfolio of The Hudson River Trust or EQ Advisors Trust, respectively, at the close of business that day (before giving effect to any amounts allocated to or withdrawn from the Investment Fund for that day). For this purpose, we use the share value reported to us by the Portfolio.
 o Then, we divide this amount by the value of the amounts in the Investment Fund at the close of business on the preceding business day (after giving effect to any amounts allocated or withdrawn for that day).
 o Finally, we subtract any daily charge for fees or expenses payable by the Investment Fund, other than the participant service charge (see "Deductions and Charges").


Illustration of Changes in Unit Values. Generally, if on a particular Business Day investment income and realized and unrealized capital gains exceed realized and unrealized capital losses and any expense charges, the Unit Value would be greater than the value for the previous period.

For example, assume that at the close of trading on a Monday, the value of an Investment Fund's assets is $2,500,000, and the Unit Value is $10. If on the next business day, Tuesday, the investment income and realized and unrealized capital gains exceed realized and unrealized losses by $7,500, and the daily accrual for expenses charged to the Trust is $50, the Unit Value for that day would be calculated as follows:

1.    Unit Value for Monday ........... $10
2.    Value of assets at close of
      business on Monday .............. $2,500,000
3.    Excess of investment income and
      realized and unrealized capital
      gains over realized and
      unrealized losses ............... $7,500
4.    Daily accrual for expenses
      (administration charges and
      certain expenses borne directly
      by the Investment Funds) charged
      to the Investment Fund .......... $50
5.    Value of assets, less charge for
      expenses, at close of business
      day on Tuesday, (2) + (3) -(4) .. $2,507,450
6.    Net Investment Factor (5)
      divided by (2) .................. 1.00298
7.    Unit Value for Tuesday
      (1) X (6) ....................... $10.0298

If, on the other hand, the realized and unrealized losses exceeded investment income and realized and unrealized capital gains on that day by $7,500, the Unit Value for Tuesday would have been $9.9698.

GUARANTEED RATE ACCOUNTS

Contributions to a Guaranteed Rate Account are credited with interest at a fixed rate for one-year and three-year periods. The amount of the contribution is guaranteed by us (before deduction of any applicable participant service charge). The effective guaranteed annual rate will always be at least 3%. New one and three-year Guarantees will be offered each quarter, with the new Guaranteed Rates generally being announced at least 10 days before the beginning of the quarter. Contributions are permitted at any time. Withdrawals or transfers prior to maturity are restricted and are also subject to a premature withdrawal charge, except under certain limited circumstances.


For more information on the Guaranteed Rate Accounts, see "Part 2: The Guaranteed Rate Accounts" in the SAI.


WITHDRAWALS

All or part of the Participant's Account Balance in the Investment Funds of the

Separate Account plus the Participant's Guaranteed Rate Account Cash Values may be withdrawn by submitting the proper form to us.

Withdrawals may be taxable, subject to Federal income tax withholding, and may also be subject to penalties if withdrawals are made prior to age 59 1/2. A Participant should consult with a tax advisor, as well as review the provisions of the retirement program before making a withdrawal. See "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI.


Generally, the request for a withdrawal is sent directly to us by the Participant. In the case of certain TSAs, the Participant notifies the employer, who will submit the Participant's request to us.

The request for a partial withdrawal should specify the dollar amount of the withdrawal and the Investment Option from which the withdrawal should be made. If not specified, the withdrawal will be made from each Investment Option on a pro rata basis.


Withdrawals pursuant to a periodic distribution option from the Investment Funds will be subject to certain restrictions described below under "Retirement Benefits."


The request for a withdrawal should be made on the form supplied by us for that purpose and sent to us. If a full withdrawal is requested, the Participant's certificate should accompany the withdrawal request.

Withdrawals are made by reducing the number of Units the Participant has in each Investment Fund from which withdrawals are to be made. For each Investment Fund, the number of Units deducted is determined by dividing the dollar amount of the withdrawal by that Fund's Unit Value on the business day we receive a correctly completed withdrawal request. Withdrawals which result in a total remaining Account Balance of less than $100 may be considered a request to surrender unless we are told by the Participant to keep the account active.

Except as stated under "Miscellaneous--Deferment Provisions," we will pay all single sum payments from the Investment Funds within seven days after the date as of which the amount of the payment is determined.


For TSAs, restrictions on distributions (whether by withdrawal, surrender or annuitization) apply to the amount of the Participant's salary reduction (elective deferral contributions and related earnings). These restrictions do not apply to such amounts as of December 31, 1988 (or to the extent such amounts were carried over from a prior TSA). To take advantage of this grandfathering for transferred amounts, the participant or employer must notify us in writing of the December 31, 1988 account balance. TSA withdrawals may also require spousal consent. Distributions of restricted salary reduction amounts may be made only if the Participant attains age 59 1/2, dies, is disabled, separates from service or incurs a financial hardship. Hardship distributions are limited to the amount actually contributed under a salary reduction agreement, without earnings.


TRANSFERS AMONG THE INVESTMENT OPTIONS

Participants may transfer all or a portion of their Account Balances in one Investment Fund to any other Investment Fund at any time without charge or tax liability. Participants may make transfers using the AIM System. Procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If Equitable Life does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, it may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine. We may discontinue the telephone transfer service at any time without notice.

If amounts are transferred from one Investment Fund to another Investment Fund, Units in one Investment Fund are "sold" and new Units are "purchased" in the second Investment Fund. We will make the transfer as of the business day on which the transfer request is received.

Transfers from the Guaranteed Rate Accounts are subject to special rules set forth in the SAI. Participants may not transfer amounts from the Guaranteed Rate Accounts during the Open Period. Thereafter, transfers made before the maturity of a GRA will be subject to a penalty. Transfers will not change the allocation of any future contributions to the Investment Options.

DEATH AND DISABILITY BENEFITS

For either a death or disability payment, the Account Balance is determined as of the business day we receive written notification and proof of death or disability.


If we receive notification of a Participant's death prior to the Participant's Retirement Date, we will pay the Participant's Account Balance to the designated beneficiary, subject to any restrictions under a TSA retirement program. If the designated beneficiary is the Participant's surviving spouse, the distribution of the Account Balance need not commence until the earlier of (1) the date the Participant would have attained age 70 1/2 or (2) the date the surviving spouse elects payment to commence. Depending on the Participant's election, the death benefit will be paid as a single sum, as periodic payments, as an annuity or as a combination of the three. If no death benefit election is in effect, the beneficiary may elect a single sum or an alternate form of benefit payment within the time limit prescribed in the Code. Different elections may have different tax consequences. Distributions received by a beneficiary are generally given the same tax treatment the Participant would have received if distribution had been made to the Participant. See "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI for more information.


In the case of disability prior to a Participant's Retirement Date, the Account Balance will be paid to the Participant, subject to any restrictions under a TSA retirement program.

RETIREMENT BENEFITS

Retirement. Upon enrollment, Participants are asked to specify a Retirement Date when retirement benefits are expected to begin. If the Participant fails to specify a Retirement Date, we will assume it is age 65. The Retirement Date can be changed at any time but must be on the first day of a calendar month. It may be changed by written notice to us and will become effective on the date it is received.

Distributions generally must commence no later than April 1st of the calendar year following the year in which the Participant attains age 70 1/2. Once required distributions begin, subsequent required distributions must be made by December 31st of each calendar year. Special rules may apply to a TSA participant regarding when minimum distributions must commence from the value of the TSA. These rules are discussed more fully in the SAI.

Forms of Retirement Benefits. Subject to the provisions of the retirement program under which the Participant is covered, at the Participant's Retirement Date the Participant's Account Balance in the Investment Funds and the Guaranteed Rate Account Cash Values are applied to provide a retirement benefit as a single sum, a periodic distribution option, a fixed annuity or a combination of these options. The Participant's Guaranteed Rate Accounts will not be subject to the premature withdrawal charge if either of the following options is elected: (1) a fixed annuity or (2) a periodic distribution option whereby payments are made over a period of greater than three years.

Unless a TSA retirement program specifies differently, if the Participant has not elected a retirement benefit before the Retirement Date selected, the Normal Form of Annuity Benefit will be purchased. In the case of certain TSAs, the Participant may be required to elect a joint and survivor annuity payout unless the Participant's spouse consents in writing to a contrary election. Participants should ask their employers whether this requirement is applicable.

If the Participant has not already selected a form of annuity six months before the

Retirement Date, we will send an appropriate notification form on which the Participant may indicate the type of annuity desired or confirm to us that the Normal Form of Annuity Benefit is to be purchased. If we do not receive a completed notification form on or before the Retirement Date, the Participant's Account Balances and Guaranteed Rate Account Cash Values will remain invested until we have received written instructions.

Normal Form of Annuity Benefit. The Normal Form of Annuity Benefit payable is the Full Cash Refund Annuity. This is a fixed annuity for the lifetime of the Annuitant. The Participant's beneficiary will receive a cash refund if, at the Participant's death, the total annuity payments do not equal the amount that was applied to provide the annuity. The refund equals the difference between the amount applied to purchase the annuity and the annuity payments actually received.

Once fixed annuity payments commence, the amount of each payment does not change. The minimum amount of the fixed payments is determined from tables in the certificate which show monthly payments for each $1,000 applied (after deduction of any applicable taxes and the fixed annuity administrative fee described below) and depends on the form of annuity selected and the age of the Annuitant. If our group annuity rates for payment of proceeds or our rate for single premium immediate annuities then in effect at the Participant's Retirement Date should produce a larger payment, these rates will apply in lieu of the minimum rates shown in the tables. We may change the amount of the monthly payments shown in the certificates for new Participants.


Periodic Distribution Option. This option is designed to pay out the Participant's entire Account Balance in monthly, quarterly, semi-annual or annual installment payments over a minimum three-year period (as you or your beneficiary may specify). This period may not generally exceed applicable life expectancy limitations as described under "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI.


The amount of each payment can be calculated in one of two ways: either the Participant can specify a dollar amount or a time period. If a time period, the payment is determined by dividing the remaining Account Balances by the number of remaining payments. Withdrawals are made pro-rata from each Investment Option. Such periodic payments may currently be made from the Guaranteed Rate Accounts without premature withdrawal charge; however, we retain the right to suspend such distributions from the Guaranteed Rate Accounts in the future.

An initial monthly payment of at least $50 is required under the Periodic Distribution Option. After installment payments have begun, Participants may continue to transfer amounts among the Investment Options as they prefer. By written notice to us, the Participant may make a partial withdrawal or elect to stop the installment payments and receive the Account Balance in a single sum.

Election of Other Annuities or Optional Retirement Benefits. The Participant's Account Balance may be used to provide forms of fixed annuities (other than the Normal Form of Annuity Benefit) that are offered by us, including joint and survivor annuities. Payments made under life or joint life annuities which do not specify a minimum distribution period terminate with the death of the last surviving annuitant.


A participant may, therefore, specify a minimum distribution period whereby benefits would continue to a beneficiary. A participant may not specify a minimum distribution period that is greater than the participant's life expectancy or the life expectancy of the beneficiary. If the beneficiary is someone other than the Participant's spouse, payments to the surviving beneficiary must be limited as prescribed in Proposed Treasury Regulations. See "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI.


Once a life annuity takes effect, the Annuitant may not redeem or change it to any other form of benefit. If payment under an annuity continues to a beneficiary, the beneficiary will have the right to redeem the annuity for its commuted value. An annuity is available only if the amount to be applied is $2,000 or more and would result in an initial payment of at least $20.

REVOCATION RIGHTS

The Participant can revoke participation under a certificate and the certificate may be cancelled by returning it to us within 10 days (or longer if your state requires) after receipt by the Participant. We will refund all contributions made or, if greater, with respect to contributions allocated to the Investment Options, we will refund the Participant's Account Balance, computed on the business day we receive the certificate.


The Participant should consult a tax advisor before deciding to revoke, as cancellation may have adverse tax consequences. For more complete information, see "Part 1--Federal Income Tax Aspects of the Retirement Programs" in the SAI.

YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer the Retirement Programs and operate the Investment Options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life believes it has identified those of its systems critical to business operations that are not Year 2000 compliant. By year end 1998, Equitable Life expects that the work of modifying or replacing non-compliant systems will substantially be completed and expects a comprehensive test of its Year 2000 compliance will be performed in the first half of 1999. Equitable Life is in the process of seeking assurances from third party service providers that they are acting to address the Year 2000 issue with the goal of avoiding any material adverse effect on services provided to Participants and on operations of the Investment Options. Any significant unresolved difficulty related to the Year 2000 compliance initiatives could have a material adverse effect on the ability to administer the Retirement Programs and operate the Investment Options. Assuming the timely completion of computer modifications by Equitable Life and third party service providers, there should be no material adverse effect on our ability to perform these functions.


MISCELLANEOUS

Assignment. Unless contrary to applicable law, the certificate, or any rights to any payment thereunder, may not be assigned, sold, discontinued or pledged as collateral to any person other than to us.


Beneficiaries. The Participant may name the beneficiary at the time of enrollment. The beneficiary can be changed any time during the Participant's lifetime. See "Federal Income Tax Aspects of the Retirement Programs" in the SAI for spousal consent limitations for certain TSAs.


Deferment Provisions. Assuming we have been properly notified of a death, disability or other withdrawal, we will normally make payment of the Account Balance within seven days. However, we may defer payments from the Investment Funds for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sale of securities or determination of the fair value of the Investment Fund assets is not reasonably practicable because of an emergency or (3) the SEC by order permits postponement for the protection of persons having interests in the Investment Funds.

Disqualification. In the event that a retirement program funded under the certificates offered by this prospectus fails to qualify under the Code for the tax-favored status for which it was purchased, we have the right to terminate the certificate and pay to the Participant, plan trustee or any other designated payee the sum of the Investment Fund Account Balances and the Guaranteed Rate Account Cash Value less any deduction for Federal income tax payable by us as a result of that non-qualification.


Contract Holder. Regular IRA, Roth IRA, TSA, SEP and SIMPLE certificates are issued under group annuity contracts between us and Chase, as Trustee or Custodian. The sole responsibility of Chase is to serve as party to the contracts. It has no responsibility for the administration of these programs, for payments to the Investment Options or to Participants, or for any distributions or duties under these contracts. Under certain circumstances, we may make changes in the certificates and contracts as described under "Changes in Applicable Law."

COMPARATIVE
INVESTMENT PERFORMANCE


The comparisons should be considered in light of the investment policies and objectives of each of the Investment Funds (which are substantially similar to the investment policies and objectives of the corresponding Portfolios of the Trusts). Since the Investment Funds do not distribute dividends or interest, the market indices have been adjusted to reflect reinvestment of dividends and interest to provide comparability. Because of the continually changing portfolio mix of the Balanced Fund, a comparison with specific benchmarks is not included.

The performance information shown in the tables does not represent the actual experience of amounts invested by a particular Participant. The amount and timing of the Participant's investment also affect individual performance as does the participant service charge. The performance of the Investment Funds shown in the tables reflects the deduction of asset-based charges but does not reflect the effect of the participant service charge. As unmanaged groups of securities, the benchmarks do not reflect deductions of any asset-based charges for investment management, administration or other expenses.

Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Investment Fund is likely to select its holdings.

FUND AND COMPARATIVE BENCHMARKS

ALLIANCE MONEY MARKET: Salomon Brothers
Three-Month T-Bill Index.

ALLIANCE INTERMEDIATE GOVERNMENT
SECURITIES: Lehman Intermediate
Government Bond Index.

ALLIANCE HIGH YIELD: Merrill Lynch Master
High Yield.

ALLIANCE BALANCED: 50% S&P 500 Index
and 50% Lehman Government/Corporate Bond
Index.

ALLIANCE GROWTH & INCOME: 75% Standard
& Poor's 500 Index and 25% Value Line
Convertible Index.

ALLIANCE COMMON STOCK: Standard &
Poor's 500 Index.

ALLIANCE AGGRESSIVE STOCK: 50% Standard
& Poor's Mid-Cap Total Return Index and
50% Russell 2000 Small Stock Index.

ALLIANCE GLOBAL: Morgan Stanley Capital
International World Index.

ALLIANCE CONSERVATIVE INVESTORS:
70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

ALLIANCE GROWTH INVESTORS: 30% Lehman
Government/Corporate Bond Index and
70% Standard & Poor's 500 Index.

ANNUAL PERCENT CHANGES IN UNIT VALUE


                              ALLIANCE
                ALLIANCE    INTERMEDIATE   ALLIANCE
                  MONEY      GOVERNMENT      HIGH
DECEMBER 31      MARKET    SECURITIES (A)    YIELD
-------------  ---------- --------------  ----------
1987 .........     5.8%          2.5%         4.0(b)%
1988 .........     6.7           5.4         11.4
1989 .........     8.7          15.1          0.6
1990 .........     7.7           5.9         -4.8
1991 .........     5.6          13.7         24.6
1992 .........     3.0           4.9         11.3
1993 .........     2.5          10.0         22.3
1994..........     3.8          -4.3         -3.5
1995..........     5.3          13.0         19.2
1996..........     4.9           3.4         22.0
1997 .........     5.0           6.9         17.8


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                            ALLIANCE    ALLIANCE                 ALLIANCE    ALLIANCE      ALLIANCE
                ALLIANCE     COMMON    AGGRESSIVE    ALLIANCE     GROWTH      GROWTH     CONSERVATIVE
DECEMBER 31     BALANCED     STOCK        STOCK       GLOBAL     & INCOME    INVESTORS     INVESTORS
-------------  ---------- ----------  ------------ -----------  ---------- -----------  --------------
1987 .........    -2.8%        6.7%       -15.2(c)%    -14.3(b)%     --          --            --
1988 .........    13.2        10.6          1.3         11.7         --          --            --
1989 .........    25.4        23.9         43.3         24.9         --          --            --
1990 .........    -0.4       -12.4          7.0         -6.2         --          --            --
1991 .........    40.7        43.7         75.6         26.4         --          --            --
1992 .........    -3.3         2.7         -3.8         -1.3         --          --            --
1993 .........    11.9        24.4         16.0         31.3         --          --            --
1994..........    -8.1        -2.6         -4.1          4.9       -1.2(d)%    -3.1(d)%      -1.1(d)%
1995..........    19.2        31.9         30.9         18.2       23.1        24.9          18.8
1996..........    11.2        23.8         21.6         14.0       19.2        11.6           3.9
1997 .........    14.5        28.7         10.3         11.0       26.1        15.8          11.9



------------
(a)     Prior to September 6, 1991, the Bond Fund.
(b) From June 2, 1987, the date contributions were first allocated to these Funds.
(c) From June 1, 1987, the date contributions were first allocated to the Funds.
(d) From May 1, 1994, the date contributions were first allocated to these Funds.

Rates of return are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

ANNUALIZED RATES OF RETURN--DECEMBER 31, 1997


                          DATE OF INCEPTION   1 YEAR   3 YEARS    5 YEARS    10 YEARS  SINCE INCEPTION
                          -----------------   ------   -------    -------    --------  ---------------

Alliance Money Market ... February 5, 1982      5.0%      5.1%   4.3%           5.3%          6.5%
 Salomon Bros. 3-Mo.
  T-Bill Index ..........                       5.2       5.4    4.7            5.6           6.9

Alliance Intermediate
  Gov't Securities (a)  . February 5, 1982      6.9       7.7    5.6            7.2           9.9
 Lehman Intermediate
  Gov't Bond Index ......                       7.7       8.6    6.4             --           7.5

Alliance High Yield  .... June 2, 1987         17.8      19.7    15.1          11.6          11.3
 Merrill Lynch Master
  High Yield ............                      12.8      14.5    11.7          12.1          11.4

Alliance Balanced ....... February 5, 1982     14.5      14.9    9.2           11.6          13.2
 50% S&P 500 Index/ 50%
  Lehman Gov't/Corp.
  Bond Index.............                      21.6      21.7    14.6          14.4            --

Alliance Common Stock ... February 5, 1982     28.7      28.1    20.5          16.3          17.8
 Standard & Poor's 500
  Index .................                      33.4      31.1    20.3          18.0          15.4

Alliance Aggressive
  Stock.................. June 1, 1987         10.3      20.6    14.2          17.7          15.0
 50% S&P Midcap Total
  Return Index/50%
  Russell 2000 Small
  Stock Index............                      27.3      24.9    17.1          17.7          15.1

Alliance Global ......... June 2, 1987         11.0      14.4    15.5          12.9          10.5
 Morgan Stanley Capital
  Int'l World Index .....                      15.8      16.6    15.3          10.6           8.2

Alliance Growth &
   Income ............... May 1, 1994          26.1      22.7      --            --          18.0
 75% Standard & Poor's
  500 Stock Index/25%
  Value Line Convertible
  Index .................                      29.5      28.6      --            --          20.1

Alliance Growth
   Investors ............ May 1, 1994          15.8      17.3      --            --          13.3
 30% Lehman Gov't/Corp.
  Bond Index/70%
  Standard & Poor's 500
  Index .................                      26.3      25.6      --            --          14.5

Alliance Conservative
   Investors ............ May 1, 1994          11.9      11.4      --            --           9.0
 70% Lehman Treasury
  Bond Composite
  Index/30% Standard &
  Poor's 500 Index ......                      16.7      17.2      --            --          11.4



------------
(a)     Prior to September 6, 1991, the Bond Fund.
(b) From June 2, 1987, the date contributions were first allocated to these Funds.
(c) From June 1, 1987, the date contributions were first allocated to the Funds.
(d) From May 1, 1994, the date contributions were first allocated to these Funds.

Rates of return are time weighted and include reinvestment of investment income. The annualized rate assumes an investment of the same amount invested at the beginning of each year with the percentage demonstrating the effective annual rate over the period shown.

PAST PERFORMANCE IS NOT A GUARANTEE OR INDICATION OF FUTURE PERFORMANCE. NO PROVISIONS HAVE BEEN MADE FOR THE EFFECT OF TAXES ON INCOME AND GAINS, OR ANY TAX PENALTIES, UPON DISTRIBUTION.

FEDERAL INCOME TAX ASPECTS
 OF THE RETIREMENT
 PROGRAMS

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or for United States residents, foreign tax laws, may affect the tax consequences to the Participant or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest consulting a legal or tax adviser.

TAX-SHELTERED ANNUITY ARRANGEMENTS
(TSAS)


An employee of a public educational institution or a tax-exempt organization described in Code Section 501(c)(3) may exclude from Federal gross income for a tax year contributions made to a TSA by the employer in that year subject to the limitations provided in the Code and in related regulations. When the employee makes withdrawals or surrenders the certificate, generally the full amount will be included in income. Premature withdrawals may be subject to a 10% Federal tax penalty. In addition, TSA amounts relating to salary reduction agreements cannot be distributed prior to age 59 1/2, death, disability, separation from service or hardship. In the event of hardship, only the salary reduction contributions can be distributed.


INDIVIDUAL RETIREMENT ANNUITIES (REGULAR AND ROTH IRAS)

Compensation based annual contributions may be made to individual retirement arrangements which individuals establish with no employer involvement.

An individual may make contributions to a Regular IRA until age 70 1/2 as long as the individual still has compensation. An individual who has compensation may make contributions to a Roth IRA even after age 70 1/2 as long as adjusted gross income is within specific limits. Generally, $2,000 is the maximum amount of contributions which may be made to all Regular and Roth IRAs by an individual in any taxable year. The above limit may be less where the individual's earnings are below the applicable amount. These limits do not apply to rollover or custodian-to-custodian contributions into either kind of IRA. Subject to the rules of the Code an individual and a nonworking spouse can together contribute annually an aggregate maximum of $4,000 to Regular and Roth IRAs for the individual and the spouse (but no more than $2,000 to any one IRA certificate). There is no tax on amounts credited to Regular IRAs until the amounts are withdrawn from the certificate. Distributions from Regular IRAs are generally fully includible in gross income. If specified criteria for Roth IRAs are met, withdrawals may be tax-free; otherwise, contributions are recovered tax-free first before earnings are taxable. The taxable portion of certain early withdrawals may be subject to a 10% Federal tax penalty.


IRAS UNDER SIMPLIFIED EMPLOYEE
PENSION PLANS (SEPS AND SIMPLES)


An employer can establish a SEP for its employees and can make contributions to a SEP for each eligible employee. A Regular IRA funding a SEP is, like other IRAs, owned by the Participant. Most of the rules applicable to Regular IRAs also apply. A major difference is the amount of permissible contributions. An employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, (determined without taking into account the employer's contribution to the SEP). This $24,000 maximum, based on the 1998 statutory compensation limit of $160,000, may be further adjusted for cost of living changes in future years.

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of IRA, owned by the Participant, and generally the rules applicable to Regular IRAs discussed above apply. There are differences in the amount and type of permissible contributions (employee salary reduction contributions of up to $6,000 may be made in 1998; the employer must make contributions, generally a dollar-for-dollar match up to 3% of compensation). Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals or transfers of SIMPLE IRA funds.

Further discussion of tax aspects of TSA, Regular IRA, Roth IRA, SEP and SIMPLE IRA contributions, distributions and other matters is available in the SAI.


DEDUCTIONS AND CHARGES

The deductions and charges discussed below apply during the accumulation period and if either the periodic distribution option or the fixed annuity option is elected.

Participant Service Charge. On the last day of each calendar quarter, a charge will be made against the Account Balance of each Participant as a reimbursement for administrative expenses unrelated to sales, such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. This charge is $15 per year for SEP and SIMPLE IRAs certificates. The charge for IRA and TSA certificates or contracts will not exceed $30 annually and will be deducted from the amounts held in the Investment Options in accordance with Equitable Life's administrative procedures then in effect.


The participant service charge applicable to a certificate depends on several factors. It will vary depending on (1) the method by which payment is made to us (payroll deduction or direct contribution), (2) the number of Participants contributing through the same payroll deduction facility or group,(3) the total contributions received from an affiliated group, (4) the nature of the group purchasing the certificates, (5) the extent to which an employer provides services that would otherwise be provided by us, and (6) other circumstances which may have an impact on administrative expenses. We reserve the right to change this charge upon advance written notice, or to impose the charge on a less or more frequent basis, but in no case will it exceed $30 per year.


Administration Charge. Administrative expenses are charged directly to each Investment Fund at the effective annual rate of 0.25% of the value of each Investment Fund's assets attributable to the certificates. The charge is designed as a reimbursement for administrative expenses not covered by the participant service charge. This charge is reflected in the computation of Unit Values.

Other Expenses. Certain additional costs and expenses are also charged directly to the Investment Funds. These include, among other things, certain expenses incurred in the operation of the Separate Account and the Investment Funds, taxes, interest, SEC charges and certain related expenses including printing of registration statements and amendments, outside auditing and legal expenses and recordkeeping. These expenses are reflected in the Unit Value. See "Certificate Provisions--Investment of Contributions in the Investment Funds."


Deductions and Expenses of The Hudson River Trust and EQ Advisors Trust. Deductions and expenses paid out of the assets of the Portfolios of The Hudson River Trust and EQ Advisors Trust are described in the prospectuses for The Hudson River Trust and EQ Advisors Trust attached hereto and also detailed in the Fee Table in this prospectus. There are no deductions or charges for sales expenses made from contributions received by us or upon any withdrawals.

Expense Limitations. If in any calendar year the aggregate expenses of the Alliance Money Market, Alliance Common Stock, Alliance Intermediate Government Securities or Alliance Balanced Funds (including investment advisory fees and certain other Trust expenses attributable to assets of such Investment Fund invested in a Portfolio of the Trust, and asset-based charges for administration and expenses borne directly by the Investment Funds, but excluding interest, taxes, brokerage and extraordinary expenses permitted by appropriate state regulatory authorities) exceed 1% of the value of the Alliance Money Market Fund's average daily net assets, or 1.5% of the value of the Alliance Common Stock, Alliance Intermediate Government Securities and Alliance Balanced Fund's average daily net assets, Equitable Life will reimburse that Fund for the excess. This expense limitation cannot be changed without the Participant's consent. In addition, Equitable Life reimburses the Alliance High Yield, Alliance Aggressive Stock and Alliance Global Funds for aggregate expenses in excess of a voluntary expense limitation of 1.5% of the value of each Fund's average daily net assets. The voluntary expense limitation may be discontinued by Equitable Life at its discretion.

Also, if the annual amount of management fees applicable to the Alliance Money Market and Alliance Intermediate Government Securities Funds exceeds 0.35% of the average daily net asset value of either Fund, Equitable Life will reimburse that Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. Equitable Life has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time.

EQ Financial has entered into expense limitation agreements with EQAT with respect to each Portfolio, pursuant to which EQ Financial has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to certain amounts. See the EQAT prospectus for details. The Rule 12b-1 Plans provide that EQAT, on behalf of each Portfolio, may charge annually up to 0.25% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of the Class IB shares. The 12b-1 fee will not be increased for the life of the Contracts.


Fixed Annuity Administrative Charge. If a Participant elects the fixed annuity option at retirement, an annuitization fee of up to $350 (depending upon the date of enrollment in the program, as provided in your certificate) will be deducted from the amount applied to purchase the annuity to reimburse for administrative expenses associated with processing the application for the annuity and with issuing each monthly payment. We may give any Participant a better annuity purchase rate than those currently guaranteed for the Program. The annuity administrative charge may be greater than $350 in that case, unless otherwise provided in your certificate.

SEP/SIMPLE Enrollment Fee. A non-refundable fee of $25 will be charged upon the enrollment of each Participant. It can either be paid by the employer or deducted from the first contribution.


Guaranteed Rate Account Premature Withdrawal Charge. There is a charge for most withdrawals made before the maturity date of the Guaranteed Rate Account. This charge equals 7% of the amount withdrawn, or, if less, interest earned. See the SAI, "Part 2--The Guaranteed Rate Accounts."

Charge for Premium or Other Applicable Taxes. In certain jurisdictions, a charge for premium or other applicable tax currently ranging up to a maximum of 5% on the amounts applied to purchase an annuity is imposed. Such taxes will depend, among other things, on the Participant's place of residence, applicable laws and the retirement option elected by the Participant. We reserve the right to deduct a charge for premium or other applicable taxes based on the Participant's place of residence at the Participant's Retirement Date. If an annuity option is elected, we reserve the right to deduct a charge for any premium or other applicable taxes from the amount applied to purchase the annuity or from contributions. If the periodic distribution option is elected, a charge for any premium or other taxes will be deducted from each payment when made. No charge for premium or other applicable taxes will be applicable if a single sum is elected.

VOTING RIGHTS

THE HUDSON RIVER TRUST AND EQ ADVISORS
TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of The Hudson River Trust and EQ Advisors Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

 o  to elect the trust's Board of Trustees,

 o  to ratify the selection of independent auditors for each trust, and

 o on any other matters described in each trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because The Hudson River Trust is a Massachusetts business trust and EQ Advisors Trust is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each share of each Trust is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

HOW WE DETERMINE A PARTICIPANT'S
VOTING SHARES

A Participant can participate in voting only on matters concerning a Portfolio in which the Participant's assets have been invested. We determine the number of The Hudson River Trust and EQ Advisors Trust shares in each Investment Fund that are attributable to a certificate by dividing the amount of the Account Balance allocated to that Investment Fund by the net asset value of one share of the corresponding Portfolio of The Hudson River Trust or EQ Advisors Trust as of the record date for that Trust's shareholder meeting. (Fractional shares are counted). The record date for this purpose must be no more than 60 days before the meeting of The Hudson River Trust and EQ Advisors Trust. During payment under a periodic distribution option, as the amounts are paid out and the Account Balance allocated to the Investment Funds declines, the number of votes will decrease correspondingly.

We will send proxy material and a form for giving us voting instructions to each Participant who has a voting interest. Votes may be cast in person or by proxy.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Advisors Trust shares are sold only to our separate accounts. The Hudson River Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. The Hudson River Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that The Hudson River Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.


SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in Applicable Law") may require Participant approval. In that case, a Participant will be entitled to one vote for every unit the Participant has in the Investment Funds of our Separate Account. We will cast votes attributable to any amounts we have in the Investment Funds of our Separate Account in the same proportions as votes cast by Participants.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


REPORTS


Before payments start under a certificate, reports will be sent to the Participant at least annually showing as of a specified date (1) the number of units credited to each Investment Fund under the certificate, (2) the Unit Values, (3) the Account Balance of each Investment Fund and Guaranteed Rate Account and the total and (4) the Cash Values of the Guaranteed Rate Accounts. Similar reports will be sent to persons receiving payments under the periodic distribution option. All transactions will be individually confirmed.


As required by the 1940 Act, each Participant will be sent semi-annually a report containing financial statements and a list of the portfolio securities of each Portfolio.

LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings, none of which, in our view, are likely to have a material adverse effect upon the Separate Accounts, our ability to meet our obligations under the Contracts or the Contracts distribution.


REGULATION

We are subject to regulation and supervision by the Insurance Department of the State of New York which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions in which we are authorized to do business. The certificates and contracts have been filed with and approved by the Insurance Department of the State of New York.


Its regulation and approval do not, however, involve any supervision of the investment policies of the Investment Funds or The Hudson River Trust, EQ Advisors Trust, or of the selection of any investments except to determine compliance with the Insurance Laws of New York.


We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations.

ADDITIONAL INFORMATION

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information included in the Registration Statement, certain portions of which, including the SAI, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained by requesting a copy of the registration statement from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's Electronic Data Gathering, Analysis and Retrieval (EDGAR) System. A free copy of the SAI may be obtained by calling the toll-free number on the first page of this prospectus or by submitting the coupon below.

-----------------------------------------------------------------------------
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

Part 1--Federal Income Tax Aspects of the Retirement Programs
Part 2--The Guaranteed Rate Accounts
Part 3--Reorganization
Part 4--Experts
Part 5--Money Market Fund Yield
        Information
Part 6--Financial Statements

-----------------------------------------------------------------------------

  PLEASE SEND ME A FREE COPY OF THE
  STATEMENT OF ADDITIONAL INFORMATION.
  Equitable Life 300+ Series
  Box 2468 G.P.O.
  New York, New York 10116
  ATTN: SAI Request for Separate Account
        No. 301

----------------------------------------------------------
  Name

----------------------------------------------------------
  Address

----------------------------------------------------------
  City                     State    Zip

-----------------------------------------------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION




                                  MAY 1, 1998
                                CERTIFICATES AND
                            GROUP ANNUITY CONTRACTS


                     FUNDED THROUGH THE INVESTMENT FUNDS OF

                            SEPARATE ACCOUNT NO. 301

                                       OF

                          THE EQUITABLE LIFE ASSURANCE
                          SOCIETY OF THE UNITED STATES

-------------------------------------------------------------------------------
                               TABLE OF CONTENTS
-------------------------------------------------------------------------------


                                                               PAGE
Part 1 -Federal Income Tax Aspects of the Retirement
 Programs ...................................................    2
Part 2 -The Guaranteed Rate Accounts.........................   21
Part 3 -Reorganization.......................................   26
Part 4 -Experts..............................................   26
Part 5 -Alliance Money Market Fund Yield Information ........   26
Part 6 -Financial Statements.................................   27


-----------------------------------------------------------------------------


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 301 prospectus, dated May 1, 1998.


A copy of the prospectus to which this SAI relates is available at no charge by writing to Equitable Life 300 + Series at P. O. Box 2468, G.P.O. New York, New York 10116 or by calling 1-800-248-2138.


  Copyright 1998 The Equitable Life Assurance Society of the United States.
                             All rights reserved.

PART 1--FEDERAL TAX
CONSIDERATIONS OF THE
RETIREMENT PROGRAMS


This Section generally provides current Federal tax information with respect to contributions, distributions and payments under the various tax-favored retirement programs utilizing the Investment Options described in the prospectus, although some information on other provisions is also provided. In addition to being subject to the Internal Revenue Code of 1986, as amended (the Code) and applicable Treasury Regulations, certain retirement plans may also be subject to The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is administered by The Department of Labor ("DOL"). You should be aware that Federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations interpreting those laws, may affect the tax treatment of amounts invested in the certificate. Because of the complexity of the law and the fact that the tax results will vary according to the actual circumstances of the individual involved, we cannot provide detailed tax information in this prospectus. This prospectus does not address state and local income taxes and other taxes, or federal gift and estate taxes. Not every certificate has every feature discussed in this Part. The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other Federal, state, local and other tax considerations, qualified legal and tax advisors should be consulted.

TAX SHELTERED ANNUITY
ARRANGEMENTS (TSAS)

Under the provisions of Section 403(b) of the Code, an employee of a public educational institution or a tax-exempt organization described in Section 501(c)(3) of the Code may exclude from Federal gross income contributions made on the employee's behalf to a TSA.

Except in the case of a rollover or direct transfer contribution from another TSA, tax-deferred contributions to a TSA must be made by the employer, which forwards all the contributions made on behalf of the Participant to us for investment in accordance with the Participant's directions.

Annual Contributions to TSAs

Commonly, some or all of the contributions made to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions. However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax contributions.

Annual contributions to TSAs made through the employer's payroll are limited. Generally, this contribution limit is the lowest of the following: (1) the annual "maximum exclusion allowance" for the employee in Section 403(b)(2) of the Code, (2) the annual limit under Section 415 of the Code on employer contributions to defined contribution plans and (3) the annual limit on all elective deferrals.

If contributions to a TSA exceed the applicable limit in any year, the excess will be included in the Participant's gross income and taxed as ordinary income. In certain situations discussed below, excess contributions may be distributed to avoid tax penalties.

In general, the "maximum exclusion allowance" for any Participant for a taxable year is equal to the excess, if any, of (1) the amount determined by multiplying 20 percent of the Participant's includable compensation, as defined in the Code, by the number of years of employment with the employer, over (2) the amounts contributed by the employer to tax-favored retirement plans (including TSAs, qualified plans and eligible deferred compensation plans of state and local governments and tax-exempt organizations, also known as "457 Plans" or "EDC Plans"), which were excludable from the employee's federal gross income for any prior tax year.

The overall contribution limit referred to above applicable to qualified defined contribution plans under Section 415 of the Code is 25% of the Participant's compensation in a calendar year (or in any other 12-month period chosen by the Participant) up to a maximum contribution of

$30,000. In 1998, compensation or earned income in excess of $160,000 cannot be considered in calculating contributions to the plan. This amount may be further adjusted for cost of living changes in future years.

Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

Employees of certain tax-exempt organizations (educational institutions, hospitals, home health care agencies, health and welfare service agencies and churches) may make an irrevocable election to increase the exclusion allowance by applying one of three special limitations as provided under the Code. Employees of church organizations are eligible for further special elections which will increase either the overall contribution limit or the exclusion allowance applicable to the employee.

The annual limit on all salary reduction or elective deferral contributions under all plans of any employer an individual participates in is generally limited to $10,000 in 1998. Note, however, that the maximum salary reduction contribution that may be made by a Participant who participates both in a TSA arrangement and an EDC plan will be limited to the lower maximum allowed under Section 457 of the Code (in 1998, this is $8,000).

Special rules may apply to increase this limit in the case of an educational organization, hospital, home health service agency, health and welfare service agency, church or certain church related organizations.

Any excess deferral contributions which are not withdrawn by April 15 following the year of the deferral may cause the Certificate to fail to be treated as a TSA.

Rollover or Direct Transfer Contributions to TSAs

Rollover contributions may be made to a Participant's TSA certificate from TSAs under Section 403(b) of the Code (including custodial accounts under Section 403(b)(7) of the Code). See "Tax Deferred Rollovers and Transfers" below for a description of rollovers. With appropriate written documentation, we will accept rollover contributions from "conduit IRAs" for TSA funds. See "Regular Individual Retirement Annuities" below.

We will also accept direct transfer of TSA funds pursuant to Revenue Ruling 90-24 if the Participant provides us with acceptable documentation as to the source of funds.

Penalties for Excess Deferrals

If an individual's aggregate elective deferrals under 401(k) plans and TSAs exceed the permitted elective deferral limit in any taxable year ($10,000 in 1998) the individual will be taxed twice on the excess deferral--once in the year of the deferral and again when a distribution occurs. If, in the case of a TSA, the individual notifies the affected plan or plans and, by April 15 of the following year, receives a distribution of the excess deferral and related income and the individual takes a withdrawal of the excess amount by April 15 following the year of the deferral, the excess deferral will only be taxed in the year of deferral. Any related income will be taxed in the year of the distribution. The distribution of the excess deferral plus income is not treated as a withdrawal of restricted funds from a TSA, is not subject to the 10% penalty tax on early retirement distributions from the TSAs and IRAs and, with respect to TSAs, is not an eligible rollover distribution subject to 20% mandatory federal income tax withholding discussed below. If excess deferrals remain in the plan, the plan may be disqualified.

Limitations on Distributions

The Code sets forth certain withdrawal restrictions which apply to the salary reduction or elective deferral portion of a TSA certificate, contributed after December 31, 1988 (and earnings) plus earnings on the account balance as of December 31, 1988. If a Participant directly transfers amounts to the Certificate under Revenue Ruling 90-24, the Participant must provide us with the December 31, 1988 account balance to avoid limits on withdrawals. Withdrawals (whether by partial withdrawal, surrender of the contract or annuitization) of restricted amounts may be made only if the

Participant attains age 59 1/2, dies, is disabled, separates from service or suffers a financial hardship. Hardship withdrawals are limited to the amount actually contributed under the salary reduction contributions, without earnings.

Minimum Distributions

Distributions of benefits accruing after 1986 (including earnings on pre-1987 contributions) must commence no later than April 1st of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or retires from service with the employer sponsoring the TSA. Once required distributions begin, subsequent distributions must be made by December 31st of each calendar year. TSA benefits which accrued prior to 1987 must be distributed commencing at age 75. Proposed Treasury Regulations provide that in order for these special minimum distribution rules to apply to a Participant, the issuer of the TSA must keep records of the pre-1987 account balance and make changes to that amount as necessary. To the extent a Participant takes a distribution in order to comply with the minimum distribution rules, and the amount of the distribution is in excess of the amount the Code requires the Participant to receive for that particular year, the issuer of the TSA must decrease the pre-1987 account balance by the amount of that excess. Additional distribution rules may apply, and you should consult your tax advisor regarding the timing of distributions from your certificate.

The distributions may be in the form of a life annuity, a joint and survivor annuity, or other periodic or lump sum form of payment which does not extend beyond the life or life expectancy of the Participant or the lives or joint life expectancies of the Participant and a beneficiary and which satisfies certain minimum distribution and incidental benefit rules under the Code. If a Participant dies before beginning required distributions, distributions under the contract or certificate must be completed within five years after death, unless payments begin within one year of death and are made over the life (or a period certain which does not extend beyond the life expectancy) of the beneficiary. If the Participant's spouse is the beneficiary, distributions need not commence until the deceased Participant would have attained age 70 1/2. In the alternative, the surviving spouse may elect to roll over the death benefit into his or her own individual retirement arrangement (Regular IRA). If a Participant dies after required payments have begun, post-death payments must be made at least as rapidly as payments made before the death of the Participant.

Failure to make required distributions may cause the disqualification of the TSA. Disqualification results in current taxation of the Participant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed.

Distributions from TSAs

Amounts held under TSAs are generally not subject to Federal income tax until benefits are distributed. Distributions received by a beneficiary are generally given the same tax treatment the Participant would have received if distribution had been made to the Participant.

If a certificate is surrendered for its value, the amount received that exceeds the Participant's tax basis, if any, for the certificate is treated as ordinary income to the Participant. The Participant may have a basis in the certificate if the employer made contributions which were required to be included in the employee's gross income in the year of the employer's contribution, for example.

The amount of any partial distribution from a TSA prior to the annuity starting date is generally treated as ordinary income by the Participant except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions. If the employer's program allowed withdrawals prior to separation from service as of May 5, 1986, however, all after-tax contributions made prior to January 1, 1987 may be withdrawn tax-free prior to withdrawing any taxable amounts.

Where a Participant elects to receive benefits in the form of an annuity, the amount of each annuity payment received by a Participant after retirement is treated as ordinary income except to the extent that the Participant has a cost basis in the certificate.

If an annuity distribution option is elected, any basis will be recovered as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after the cost basis of the annuity is recovered is fully taxable. If the participant dies before recovering basis and there is a refund feature under the annuity, the beneficiary of the refund may recover the remaining cost basis as payments are made. If the participant (and beneficiary under a joint and survivor annuity) die prior to recovering the full cost basis of the annuity, a deduction is allowed on the participant's (or beneficiary's) final tax return.

Distributions from a TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Participant's death, disability or attainment of age 59 1/2. The penalty tax will also not apply if the Participant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies),
(ii) reaches age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses.

Tax Deferred Rollovers and Transfers

Any distribution from a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a TSA may be rolled over to another TSA which will accept rollover contributions or a Regular IRA. Death benefits received by a spousal beneficiary may only be rolled over to a Regular IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed above). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding", below, including rules requiring 20% income tax withholding applicable to certain distributions from TSAs.

Amounts held under TSAs may be directly transferred (under Revenue Ruling 90-24) to another TSA issuer in a tax-free transaction, provided that the successor TSA contains the same or greater restrictions as the original TSA.

IRAS

This SAI contains portions of the information which the Internal Revenue Service (IRS) requires to be disclosed to an individual who purchases an IRA. Required information also appears in various sections of the prospectus.

GENERAL DISCUSSION OF IRAS

The term "IRA" may generally refer to all individual retirement arrangements, including individual retirement accounts and individual retirement annuities. In addition to being available in both trusteed or custodial account form or individual annuity form, there are many varieties of IRAs. There are "Regular IRAs" which are generally funded on a pre-tax basis. There are Roth IRAs, newly available in 1998, which must be funded on an after-tax basis. SEP-IRAs and SIMPLE-IRAs are issued and funded in connection with employer-sponsored retirement plans. Education IRAs are not discussed in here because they are not available in individual retirement annuity form. Regardless of the type of IRA, your interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the benefits or payments.

All versions of the 300+ Series IRA are designed to qualify as an "individual retirement annuity" under Section 408(b) of the Code. By filling out the proper forms to designate the Account, Participants can also establish a 300+ Series Roth IRA under Sections 408(b) and 408A of the Code.

Further information regarding individual retirement arrangements generally can be found in Internal Revenue Service Publication 590,

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entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually, and can be obtained from any IRS district office.

There is no limit to the number of IRAs (including Roth IRAs) you may establish or maintain as long as you meet the requirements for establishing and funding the IRA. However, if you maintain multiple IRAs you may be required to aggregate IRA values or contributions for tax purposes. You should be aware that all types of IRAs are subject to certain restrictions in order to qualify for special treatment under the Federal tax law.

We have received favorable opinion letters from the IRS approving the form of Group Individual Retirement Annuity No. 301-10,001-93 as a Regular IRA. The IRS has provided a determination letter that the 300+ Series SIMPLE IRA qualifies as to form. Such IRS approval is a determination only that the form of the contract or certificate meets the requirements for an individual retirement annuity and does not represent a determination of the merits of the contract or certificate as an investment. The IRS does not yet have a procedure in place for approving the form of Roth IRAs.

CANCELLATION OR REVOCATION OF IRA

See "CertificateProvisions--Revocation Rights" in the Prospectus for a Revocation of a Regular IRA. If you are purchasing a new 300+ Series Roth IRA (that is, you are not converting an existing Regular 300+ Series IRA into a Roth IRA) you can cancel the new Roth IRA by following the directions on the front of the Certificate under "Ten Days to Review" by mailing the certificate to the Equitable at the address shown on page 3 of the Certificate. If you are converting an existing Regular 300+ Series IRA you can cancel your conversion from a Regular IRA to a Roth IRA within 10 days of the receipt of your Roth IRA Endorsement by returning the Endorsement, following the directions on the front of the Certificate under "Ten Days to Review." This will not result in the free-look cancellation of your existing Certificate, merely the return to Regular IRA status that existed before. Since there may be adverse tax consequences if a Certificate is canceled (and because we are required to report to the IRS certain distributions from canceled IRAs), you should consult with a tax adviser before making any such decision.

INDIVIDUAL RETIREMENT ANNUITIES ("REGULAR IRAS")

The following discussion relates to Regular IRAs. Roth IRAs, SEP-IRAs and SIMPLE-IRAs are discussed later in this SAI.

CONTRIBUTIONS TO REGULAR IRAS

Individuals may make three different types of contributions to establish a Regular IRA, or as later additions to an existing Regular IRA: "regular" contributions out of earnings, tax-deferred "rollover" contributions from specified tax-qualified plans, or direct custodian-to-custodian transfers from other Regular individual retirement arrangements ("direct transfers"). The immediately following discussion relates to "regular" contributions to Regular IRAs. Direct transfer and rollover contributions are discussed below under "Transfer and Rollover Contributions to Regular IRAs."

Regular contributions to Regular IRAs

HOW MUCH CAN I CONTRIBUTE? Generally, the sum of an individual's contributions to all of his/her Regular IRAs and Roth IRAs for a taxable year may not exceed $2,000. This $2,000 annual limit does not apply to rollover or direct transfer contributions into an IRA. In addition, where an individual earns less than $2,000 in a taxable year, such individual's contributions will be limited to the amount of his/her earnings (rather than $2,000), with the following exception.

Where married individuals file joint income tax returns, their compensation effectively can be aggregated for purposes of determining the permissible amount of regular contributions to Regular IRAs (and Roth IRAs). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly may be able to contribute up to $4,000 for any taxable year to any combination of Regular IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice-versa.) No more than $2,000 can be contributed annually to either spouse's Regular

IRAs or Roth IRAs. Each spouse owns his or her individual retirement arrangements (Regular IRA and Roth IRA) even if contributions were fully funded by the other spouse.

As long as an individual has earnings as described above of at least the amount of the contribution, there is no maximum income limit which would prevent him or her from making regular contributions of up to $2,000 to a Regular IRA. (The individual's income may affect the deductibility of the Regular IRA contribution.)

HOW MUCH CAN I DEDUCT? The amount of Regular IRA contribution for a tax year that you can deduct depends on whether you are covered by an employer-sponsored, tax-favored retirement plan (including a qualified plan, TSA, SEP-IRA or SIMPLE IRA, but not an EDC plan).

In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

Regardless of adjusted gross income (AGI), if you are not covered by a retirement plan you may make a deductible contribution to a Regular IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for Regular IRA contributions phases out with AGI between $30,000 and $40,000 in 1998. This amount will be indexed every year until 2005. If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for Regular IRA contributions phases out with AGI between $50,000 and $60,000 in 1998. This amount will be indexed every year until 2007. Married individuals filing separately and living apart at all times are not treated as being married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse. Where spouses have "married filing jointly" status, however, the maximum deductible Regular IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of a Regular IRA contribution with the phase-out, you determine AGI and subtract $30,000 if you are single, or $50,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for Regular IRA contributions using the following formula:

                               Maximum               Adjusted
($10,000-Excess AGI)           Permissble            Dollar
 $10,000                 X     Dollar          =     Deduction
                               Deduction             Limit

NONDEDUCTIBLE REGULAR IRA CONTRIBUTIONS. An individual not eligible to deduct part or all of the Regular IRA contribution may still make nondeductible contributions to Regular IRAs on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to the individual's Regular IRAs and Roth IRAs (or the nonworking spouse's Regular IRAs and Roth IRAs) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions." Individuals must keep their own records of deductible and nondeductible contributions to Regular IRAs in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, Payments and Transfers of Funds out of Regular IRAs--Nondeductible Contributions."

An individual making nondeductible contributions in any taxable year, or receiving amounts from any Regular IRA to which he or she has made nondeductible contributions, must file the required information with the IRS. Moreover, individuals making nondeductible Regular IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in such IRAs are fully distributed.

WHEN CAN I MAKE MY CONTRIBUTIONS? Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). Thus, for calendar year taxpayers, contributions to a Regular IRA for a tax year may be made through April 15 of the next tax year.

No contributions to a Regular IRA are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal Regular IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2.

Transfer and Rollover Contributions to
Regular IRAs

Rollover contributions may be made to a Regular IRA from these sources: (i) qualified plans under Section 401 of the Code, (ii) TSAs under Section 403(b) of the Code (including 403(b)(7) custodial accounts) and (iii) other Regular individual retirement arrangements. In 1998 we do not accept rollover contributions from SIMPLE-IRAs. Direct transfer contributions may be made to a Regular IRA only from another Regular IRA (including for this purpose a SEP-IRA, but not a SIMPLE IRA or Roth IRA).

The difference between a rollover and a direct transfer is that in a rollover the individual actually receives the funds rolled over, or is treated as receiving them in the case of a change from one type of plan to another. In a direct transfer, the individual never takes possession of the funds, but directs the first IRA custodian, trustee or issuer to transfer funds directly to Equitable, as the IRA issuer. Direct transfers can only be made between identical plan types (for example, Regular IRA to Regular IRA or Roth IRA to Roth IRA). Rollovers may also be made between identical plan types. Although the economic effect of a Regular IRA to Regular IRA rollover and a Regular IRA to Regular IRA direct transfer are the same--both can be accomplished on a completely tax-free basis--Regular IRA to Regular IRA rollovers are limited to once every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollovers and can be made more frequently than once a year.

A rollover contribution is made to the Certificate either as a "direct rollover" of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the Regular individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another Regular individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received.

Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to a Regular IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specific period of ten years or more. The distribution from a qualified plan or TSA generally will be all taxable unless the Participant has made nondeductible employee contributions to the plan or TSA. After-tax contributions to plans cannot be rolled over. The Participant's plan fiduciary should provide information as to what amounts are eligible to be rolled over.

Tax-free direct rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan or TSA. A nonspouse beneficiary cannot roll over qualified plan or TSA benefits. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

CONDUIT IRAS. In certain limited circumstances, a Regular IRA can serve as a "conduit IRA." A Regular IRA qualifies as a "conduit IRA" if it serves as a holding account or conduit for assets received from an employer's qualified plan (or TSA, as the case may be) and gains and earnings on those assets. To get this "conduit" IRA treatment, the source of funds used to establish the Regular IRA must be a rollover contribution from the qualified plan and the entire amount received from the Regular IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If the source of the funds originally rolled over into a Regular IRA is from a qualified plan (or TSA, as the case may be) and no other funds are commingled with this IRA, amounts can be rolled out of the IRA in the future to another qualified plan (or TSA, as the case may be) that accepts such contributions. The conduit IRA will no longer qualify as such if you mix regular Regular IRA contributions or contribute funds from other sources with the rollover distribution from the qualified plan (or TSA, as the case may be). You cannot roll over amounts that were originally in a qualified plan through a conduit IRA to a TSA and vice-versa.

300+ Series offers a separate Regular IRA contract subject to separate charges, designed to serve as a "conduit" IRA for this purpose (qualified rollover IRA Certificate). Therefore amounts in a qualified rollover IRA Certificate which are not commingled with "regular" Regular IRA Contributions or nonqualified plan funds (or TSA funds, as the case may be) may be eligible to be rolled over into another qualified plan (or TSA, as the case may be) which accepts such contributions.

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF REGULAR IRAS

NO LIMITATIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Regular IRA at any time; you do not need to wait for a special event like retirement. However, for the tax consequences of withdrawals from Regular IRAs, see the discussion on "Taxable Distributions from Regular IRAs", and "Penalty Tax on Premature Distributions" below.

TAXABLE DISTRIBUTIONS FROM REGULAR IRAS. Amounts paid from Regular IRAs are not subject to Federal income tax until benefits are distributed to the individual owner or beneficiary. Distributions include withdrawals from your Certificate, termination of your Certificate and annuity payments from your Certificate. Death benefits paid to a beneficiary are also taxable distributions. Unless an exception applies, payments from Regular IRAs are includible in gross income as ordinary income. Distributions made before age 59 1/2 may be subject to an additional 10% federal income tax penalty. (See "Penalty Tax on Premature Distributions" below.)

Distributions from a Regular IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

TAXATION OF DEATH BENEFIT. Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

NONDEDUCTIBLE CONTRIBUTIONS. If you have ever made nondeductible IRA contributions to any Regular individual retirement arrangement (whether or not this particular Regular IRA), you may be able to recover a portion of any Regular IRA distribution tax free. You must keep records of all such nondeductible contributions. At the end of any tax year in which you receive a distribution from any Regular IRA, you determine the ratio of the total nondeductible Regular IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all Regular IRAs held by you at the end of the tax year plus all Regular IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from Regular IRAs during that tax year to determine the nontaxable portion of each distribution.

NONTAXABLE TRANSACTIONS--REGULAR IRAS. A distribution from a Regular IRA (other than a required minimum distribution discussed below) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions;" (2) the entire amount received is rolled over to another individual retirement arrangement; (3) if an amount is directly transferred at the Owner's direction to another Regular IRA; (see "Contributions to Regular IRAs--Transfer and Rollover Contributions to Regular IRAs") or (4) in certain limited circumstances, where the Regular IRA acts as a "conduit IRA," the entire amount is paid into a qualified plan or TSA that accepts such contributions. See "Conduit IRAs," above.

REQUIRED MINIMUM DISTRIBUTIONS AFTER
AGE 70 1/2

Distributions During Life

The minimum distribution rules require Regular IRA owners to start taking annual distributions with respect to their IRAs beginning at age 70 1/2. The distribution requirements are designed to provide for distribution of Regular IRAs over the owner's life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three month (January 1-April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

There are two general ways to take minimum distributions--"account-based" or "annuity-based"--and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

An account-based minimum distribution method may be a lump sum payment, or periodic withdrawals made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. Generally the required minimum distribution for each year for an account-based method is computed by dividing the Regular IRA account balance as of the close of business on December 31 of the preceding year by the applicable life expectancy, determined using IRS tables and IRS rules. An annuity-based method involves application of the Annuity Account Value to an annuity over the individual's life or the joint lives of the individual and a designated beneficiary, or over a period certain not extending beyond applicable life expectancies.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one Regular individual retirement arrangement or other tax favored retirement plan may be able to choose different distribution options for each arrangement. Your Required Minimum Distribution for any taxable year is calculated by adding together the separate Required Minimum Distribution amounts from each of your Regular individual retirement arrangements. The IRS, however, does not require that you take out the Required Minimum Distribution from each Regular individual retirement arrangement that you maintain. As long as the total amount distributed annually for all Regular IRAs satisfies your overall required minimum distribution requirement for all of your Regular IRAs, you may choose to take annual required distributions for Regular IRAs from any one or more Regular individual retirement arrangements that you maintain.

Distributions After Death

If the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. The IRS has indicated that an exception to this rule may apply if the beneficiary of the Regular IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the Regular IRA his or her own" and halt distributions until he or she reaches age 70 1/2.

If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Regular IRA must be completed by December 31 of the fifth year after the owner's death, unless payments to a designated beneficiary begin by December 31 of the year after the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70 1/2. In the alternative, a surviving spouse may elect to treat the Regular IRA as his or her own, or roll over the inherited IRA into the surviving spouse's own Regular IRA, in which case the spouse can delay taking distributions until the spouse attains age 70 1/2.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your Regular IRA. See "Tax Penalty for Insufficient Distributions" below.

It is the Participant's responsibility to see that the minimum distributions are made with respect to a Regular IRA Certificate. We do not automatically make distributions from a Regular IRA Certificate before the maturity date unless a request has been made. We will notify you when our records show that your age 70 1/2 is approaching. If you do not select a method, we will assume you are taking your minimum distribution from another Regular IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation.

PROHIBITED TRANSACTIONS. An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Contract as of the first day of that tax year. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Premature Distributions," below.

EXCESS CONTRIBUTIONS. Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions, contributions to all Regular IRAs and Roth IRAs in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of Regular IRA contributions under this limit). Also, any "regular" contributions to a Regular IRA made after you reach age 70 1/2 are excess contributions.

In the case of rollover Regular IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2).

An excess contribution (rollover or "regular") which is withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Premature Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income for the tax year in which the excess contribution from which they arose was made and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the Regular IRA and Roth IRA contributions for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be reduced by underutilizing the allowable contribution limits for a later year.

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If excess rollover contributions are not withdrawn before the time for filing your Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. Excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax for premature distributions.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. The taxable portion of distributions from a Regular IRA made before you reach age 59 1/2 will be subject to an additional 10% federal income tax penalty unless one of the following exceptions applies. There are exceptions for:

o Your death,

o Your disability,

o Distributions used to pay certain extraordinary medical expenses,

o Distributions used to pay medical insurance premiums for certain unemployed individuals,

o Substantially equal payments made at least annually over your life (or your life expectancy), or over the lives of you and your beneficiary (or your joint life expectancies) using an IRS-approved distribution method,

o Distributions used to pay specified higher education expenses as defined in the Code, and

o "Qualified first-time homebuyer distributions" as defined in the Code.

ROTH IRAS

CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to purchase a Roth IRA, or as later additions to an existing Roth IRA: "regular" after-tax contributions out of earnings, taxable "rollover" contributions from Regular IRAs ("conversion" contributions), tax-free rollover contributions from other Roth IRAs, or tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers"). The immediately following discussion relates to "regular" Roth IRA contributions. Direct transfer and rollover contributions are discussed below under "Direct Transfers and Rollovers."

Regular contributions to Roth IRAs

Generally, the sum of an individual's contributions to all of his/her Regular IRAs and Roth IRAs for a taxable year may not exceed $2,000. This $2,000 annual limit does not apply to rollover or direct transfer contributions into a Regular or Roth IRA, nor does it apply to employer contributions to a SIMPLE-IRA or SEP-IRA. In addition, where an individual earns less than $2,000 in a taxable year, such individual's contributions will be limited to the amount of his/her earnings (rather than $2,000), with the following exception.

Where married individuals file joint income tax returns, their compensation effectively can be aggregated for purposes of determining the permissible amount of regular contributions to Regular IRAs (and Roth IRAs). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly may be able to contribute up to $4,000 for any taxable year to any combination of Regular IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to Regular IRAs and vice versa.) No more than $2,000 can be contributed annually to either spouse's Regular IRAs or Roth IRAs. Each spouse owns his or her individual retirement arrangements (Regular IRA and Roth IRA) even if contributions were fully funded by the other spouse.

As long as an individual has earnings as described above of at least the amount of the contribution, there is no maximum income limit which would prevent him or her from making regular contributions of up to $2,000 to a Regular IRA. (The individual's income may affect the deductibility of the Regular IRA contribution.) IN CONTRAST, ROTH IRA CONTRIBUTIONS CANNOT BE MADE AT ALL FOR ANY YEAR WHERE AN INDIVIDUAL'S FEDERAL INCOME TAX FILING STATUS IS "MARRIED FILING JOINTLY" AND ADJUSTED INCOME IS OVER $160,000, OR FILING STATUS IS SINGLE WITH ADJUSTED GROSS INCOME OVER $110,000.

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Roth IRA contributions may be made in reduced amounts for married individuals filing jointly with adjusted gross income between $150,000 and $160,000 and single taxpayers with adjusted gross income between $95,000 and $110,000. A married individual filing separately with adjusted gross income of more than $10,000 cannot make a regular Roth IRA contribution; and the amount of the permissible contribution is phased out for married individuals filing separately with adjusted gross income of between $0 and $10,000. For the potential effects of violating these rules, see discussion of "Excess Contributions" below.

Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). Thus, for calendar year taxpayers, contributions to a Roth IRA for a tax year may be made through April 15 of the next tax year. In contrast to Regular IRAs, regular contributions to Roth IRAs are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that.

Roth IRA contributions are not tax-deductible.

Rollovers and Direct Transfers

Rollover contributions may be made to a Roth IRA from only two sources: (i) another Roth IRA, or (ii) another Regular IRA in a "conversion" rollover. No contribution may be made to a Roth IRA from a qualified plan under Section 401(a) of the Code, or a tax sheltered arrangement under Section 403(b) of the Code. Currently we also do not accept rollover contributions from SIMPLE-IRAs. The rollover must be made within 60 days of the date the proceeds from the other Roth IRA or the Regular IRA was received.

Direct transfer contributions may be made to a Roth IRA only from another Roth IRA. The difference between a rollover and a direct transfer is that in a rollover the individual actually receives the funds rolled over, or is treated as receiving them in the case of a change from one type of plan to another. In a direct transfer, the individual never takes possession of the funds, but directs the first Roth IRA custodian, trustee or issuer to transfer funds directly to Equitable, as the Roth IRA issuer. Direct transfers can only be made between identical plan types (for example, Roth IRA to Roth IRA). Rollovers may also be made between identical plan types. Although the economic effect of a Roth IRA to Roth IRA rollover and a Roth IRA to Roth IRA direct transfer are the same--both can be accomplished on a completely tax-free basis--Roth IRA to Roth rollovers are limited to once every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollovers and can be made more frequently than once a year.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. Also, in some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

Conversion Rollover Contributions to Roth IRAs

In a conversion rollover transaction, you withdraw (or are deemed to withdraw) all or a portion of funds from a Regular IRA you maintain and roll it over to a Roth IRA within 60 days after you receive (or are deemed to receive) the Regular IRA proceeds. Unlike a rollover from a Regular IRA to another Regular IRA, the conversion rollover transaction is not tax-exempt; the distribution from the Regular IRA is generally fully taxable. (If you have ever made nondeductible regular contributions to any Regular IRA--whether or not it is the Regular IRA you are converting--a pro rata portion of the distribution is tax exempt.) For this reason, Equitable is required to withhold 10% Federal income tax from the amount converted unless you elect out of such withholding. See "Federal and State Income Tax Withholding" below.

However, even if you are under age 59 1/2 there is no premature distribution penalty on the Regular IRA withdrawal. Also, a special rule applies to Regular IRA funds converted to a Roth IRA in calendar year 1998 only. For 1998 Roth IRA conversion transactions you include the gross income from the Regular IRA conversion ratably over the four-year period 1998-2001. See discussion of pre-age 59 1/2 withdrawal penalty and the special penalties that could apply to premature withdrawals of converted funds under "Penalty Tax on Premature Distributions" below.

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YOU CANNOT MAKE CONVERSION ROLLOVER CONTRIBUTIONS TO A ROTH IRA FOR ANY
TAXABLE YEAR IN WHICH YOUR ADJUSTED GROSS INCOME EXCEEDS $100,000 REGARDLESS OF YOUR FEDERAL INCOME TAX FILING STATUS. (For this purpose, adjusted gross income is computed without the gross income stemming from the Regular IRA conversion.) Even if your adjusted gross income is $100,000 or less, you also cannot make conversion rollover contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion rollover contributions to a Roth IRA to the extent that the funds in the Regular IRA are subject to the annual required minimum distribution rule applicable to Regular IRAs beginning at age 70 1/2. For the potential effects of violating these rules, see discussion of "Additional Taxes and Penalties--Excess Contributions," below.

Withdrawals, Payments and Transfers of Funds Out of Roth IRAs

NO RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement. However, these withdrawals may be subject to a charge on withdrawal or Certificate termination. Also, the withdrawal may be taxable to an extent and, even if not taxable, may be subject to penalty in certain circumstances. See the discussion below under "Distributions from Roth IRAs" and "Penalty Tax on Premature Distributions" below.

DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your Certificate, termination or surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions.

The following distributions from Roth IRAs are free of income tax:

(1) Rollovers from a Roth IRA to another Roth IRA.

(2) Direct transfers from a Roth IRA to another Roth IRA (see "Rollovers and Direct Transfers" under "Contributions to Roth IRAs," above).

(3) "Qualified Distributions" from Roth IRAs. (See "Qualified Distributions from Roth IRAs," below).

(4) Return of excess contributions (see "Excess Contributions," below).

Qualified Distributions from Roth IRAs

Distributions from Roth IRAs made because of one of four qualifying events or reasons are not includable in income, provided a specified five-year holding or aging period is met. The qualifying events or reasons are the owner's attainment of age 59 1/2, the owner's death, the owner's disability, or a "qualified first-time homebuyer distribution" (as defined in the Code). Qualified first-time homebuyer distributions are limited to $10,000 lifetime in the aggregate from all Roth IRAs and Regular IRAs of the taxpayer.

Five-year holding or aging period

The applicable five-year holding or aging period depends on the type of contribution made to the Roth IRA. For Roth IRAs funded by regular contributions, or rollover or direct transfer contributions which are not directly or indirectly attributable to converted Regular IRAs, any distribution made after the five-taxable year period beginning with the first taxable year for which the individual made a regular contribution to any Roth IRA (whether or not the one from which the distribution is being made) meets the five-year holding or aging period.

For Roth IRAs funded directly or indirectly by converted Regular IRAs, the applicable five-year holding period begins with the year of the conversion transaction.

Although there is currently no statutory prohibition against commingling regular contributions and conversion rollover contributions in any Roth IRA, or against commingling conversion rollover contributions made in more than one taxable year to Roth IRAs, the IRS strongly encourages individuals to maintain separate Roth IRAs for regular contributions and conversion rollover contributions. It also strongly encourages individuals to differentiate Roth conversion IRAs by conversion year.

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Various legislative proposals are pending regarding Roth IRAs. Under one proposal, aggregation of Roth conversion IRAs with the same 5-year holding period may be required when determining the amount of a withdrawal which is attributable to amounts that were included in income due to a conversion. In the case of a Roth IRA which contains conversion rollover contributions and regular contributions, or conversion rollover contributions from more than one year, the five-year holding period would be reset to begin with the most recent taxable year for which a conversion contribution is made. It is unclear whether any further legislation regarding Roth IRAs will be enacted and what provisions will be affected. Any such legislation could have a retroactive effective date.

Nonqualified Distributions from Roth IRAs

Nonqualified distributions from Roth IRAs are any distributions which do not meet the qualifying event and five-year holding or aging period tests described above and are potentially taxable as ordinary income. Regular IRA distributions are fully taxable unless the individual has made nondeductible contributions to any of his/her Regular IRAs. In contrast, nonqualified distributions from Roth IRAs receive return-of-investment-first treatment. That is, the recipient is taxable only on the difference between the amount of the distribution and the amount of Roth IRA contributions (less any distributions previously recovered tax-free).

Like Regular IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Although the IRS has not yet issued complete guidance on all aspects of Roth IRAs, it appears that individuals will be required to keep their own records of regular and conversion rollover contributions to all of their Roth IRAs in order to assure appropriate taxation. An individual making contributions to a Roth IRA in any taxable year, or receiving amounts for any Roth IRA, may be required to file the information with the IRS and retain all income tax return and records pertaining to such contribution until interests in Roth IRAs are fully distributed.

Required Minimum Distribution at Death

If you die before annuitization or before the entire amount of the Roth IRA has been distributed to you, distributions of your entire interest under the Roth IRA must be completed by December 31 of the fifth year after your death, unless payments to a designated beneficiary begin by December 31 of the year after your death and are made over the beneficiary's life or over a period which does not extend beyond the beneficiary's life expectancy. If your surviving spouse is the designated beneficiary, no distributions are required until after the surviving spouse's death.

Taxation of Death Benefit

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if the distributions had been made to the individual.

Prohibited Transactions

The prohibited transaction rules discussed under Regular IRAs also apply to Roth IRAs.

Excess Contributions

As with Regular IRAs discussed above, excess contributions to a Roth IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" Roth IRA contributions, any contributions in excess of the amount permitted is an "excess contribution." (As discussed above under "Contributions to Roth IRAs--Regular Contributions to Roth IRAs", the amount permitted may be zero for persons over adjusted gross income limits, and is generally $2,000--or earnings if less--reduced by regular contributions made to Regular IRAs.) In the case of rollover Roth IRA contributions, "excess contributions" are amounts which are not eligible to be rolled over (for example, conversion rollovers from a Regular IRA for individuals with adjusted gross income in excess of $100,000 in the conversion year).

There is some uncertainty under current law regarding the adjustment of excess contributions

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to Roth IRAs. The rules applicable to Regular IRAs, which may apply, provide that an excess contribution ("regular" or rollover) which is withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed above under "Penalty Tax on Premature Distributions"), provided any earnings attributable to the excess contribution are also withdrawn. The withdrawn earnings on the excess contribution, however, could be includable in the individual's gross income for the tax year in which the excess contribution for which they arose was made and could be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the Roth IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution. In that event, the excess contribution would not be includible in gross income and would be subject to the 10% penalty tax.

Pending legislation, if enacted, would provide that a taxpayer has up until the due date of the federal income tax return for a tax year (including extensions) to correct an excess contribution to a Roth IRA by doing a trustee-to-trustee transfer to a Regular IRA of the excess contribution and the applicable earnings, as long as no deduction is taken for the contribution. It is unclear whether such provision will be enacted and if so the effective date of such legislation.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

The taxable portion of distributions from a Roth IRA made before you reach age 59 1/2 will be subject to an additional 10% federal income tax penalty unless one of the following exceptions applies. There are exceptions for:

o Your death.

o Your disability.

o Distributions used to pay certain extraordinary medical expenses.

o Distributions used to pay medical insurance premiums for certain unemployed individuals.

o Substantially equal payments made at least annually over your life (or your life expectancy), or over the lives of you and your beneficiary (or you joint life expectancies) using an IRS-approved distribution method.

o Distributions used to pay specified higher education expenses as defined in the Code, and

o "Qualified first-time homebuyer distributions" as defined in the Code. (The penalty exception applies, for example, if you have not met the five-year holding or aging period for the distribution to be completely tax-free).

Under pending legislation, if amounts converted from a Regular IRA to a Roth IRA are withdrawn in the five-year period beginning with the year of conversion, to the extent attributable to amounts that were includable in income due to the conversion transaction, the amount withdrawn from the Roth IRA would be subject to the 10% early withdrawal penalty, EVEN IF THE AMOUNT WITHDRAWN FROM THE ROTH IRA IS NOT INCLUDABLE IN INCOME BECAUSE OF THE RECOVERY-OF-INVESTMENT FIRST RULE. However, if the recipient is eligible for one of the penalty exceptions listed above (e.g. being age 59 1/2 or older) no penalty will apply.

Such pending legislation also provides that an additional 10% penalty applies, apparently without exception, to withdrawals allocable to 1998 conversion transactions made before the five-year exclusion date, in order to recapture the benefit of the prorated inclusion of Regular IRA conversion income over the four-year period. See "Contributions to Roth IRAs--Conversion Rollover Contributions to Roth IRAs." It is not known whether the legislation will be enacted in its current from, but it could be retroactive to January 1, 1998.

IRAS UNDER SIMPLIFIED EMPLOYEE PENSION PLANS (SEP)

When an employer establishes a SEP for its employees, contributions for each eligible employee can be made to a Regular IRA certificate for that employee
(SEP). The employee may also make his


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or her own IRA contributions to that SEP certificate. See "Regular IRA
Contributions" above.

Contributions. Due to statutory limits, in 1998 an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $24,000 maximum, based on the statutory compensation limit of $160,000, may be further adjusted for cost of living changes in future years. These limits may be reduced by contributions made by the employer to other qualified plans. The employer must make a contribution for each employee who has reached age 21 and has worked for the employer during at least three of the preceding five years. Contributions are not required for employees who (1) earn less than $400 in 1998, (2) are covered by a collective bargaining agreement or (3) are non-resident aliens who receive no earned income from sources within the United States.

Employer contributions must be made under a written program which provides that (i) withdrawals are permitted, (ii) contributions are made under an allocation formula and (iii) contributions bear a uniform relationship to compensation, not in excess of $160,000 in 1998, which may be further adjusted for cost of living changes in future years. Contributions cannot discriminate in favor of highly compensated employees. Contributions to the SEP may be integrated with Social Security; call our toll-free number for assistance.

Except as otherwise indicated in this section, all of the Regular IRA rules discussed above, including those relating to revocation, minimum distributions and penalties for premature distributions, apply to SEPs.

SIMPLE IRAS

An eligible employer may establish a "SIMPLE" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). A SIMPLE IRA is a form of regular IRA owned by the Participant, and generally the rules applicable to Regular IRAs discussed above apply. There are differences in the amount and type of permissible contributions. Also, employees who have not participated in the employer's SIMPLE IRA plan for at least two full years may be subject to an increased penalty tax on withdrawals of SIMPLE IRA funds.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

An employer establishing a SIMPLE plan should consult its tax advisor concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it is used in the context of employer eligibility, employee participation, and employee or employer contributions.

Participation must be open to all employees who received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and who are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)

The only kinds of contributions which may be made to a SIMPLE IRA are (i) contributions under a salary reduction agreement entered into between the employer and the participating employee and (ii) required employer contributions (employer matching contributions or employer nonelective contributions). (Direct transfer and rollover contributions from other SIMPLE IRAs, but not Regular IRAs, may also be made.) Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 1998. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the

                               17

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employee. An employee eligible to participate in a SIMPLE IRA is treated as an active participant in an employer plan and thus may not be able to deduct (fully) regular contributions to his/her own IRA.

As with Regular IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to ERISA. See "ERISA Matters" below.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, or to a Regular IRA. No rollovers from a SIMPLE IRA to a Regular IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA for two full years. Also, for such individuals, any amounts withdrawn from a SIMPLE IRA are not only fully taxable but are subject to a 25% additional Federal income tax penalty. (The exceptions to penalty application for death, disability and attainment of age 59 1/2 apply).

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable is required to withhold Federal income tax on payments from annuity contracts which may be included in gross income.

Unless the payment is an "eligible rollover distribution" from a TSA, the recipient generally may elect not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Compare "Elective Withholding" and "Mandatory Withholding from TSAs," below.

Certain states have indicated that state income tax withholding will apply to payments from annuity contracts made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. If you need more information concerning a particular state, consult your tax advisor.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax advisor if you may be affected by such rules.

Elective Withholding

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the certificate. We will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct Taxpayer Identification Number and a United States residence address.

Any income tax withheld is a credit against income tax liability. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisors to determine whether they should elect out of withholding.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic payments which is exempt from withholding based on this assumption. For 1998 a recipient of periodic payments (e.g., monthly or annual payments) which total less than $14,400 taxable amount for the year will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. If a recipient fails to provide a correct Taxpayer Identification Number, withholding is made as if the recipient is single with no exemptions.

A recipient of a partial or total non-periodic distribution (other than an "eligible rollover distribution" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct Taxpayer Identification Number will generally be permitted to elect not to have tax withhold.


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All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections. A withholding election may be revoked at any time and remains effective until revoked.

Mandatory Withholding From TSAs

All "eligible rollover distributions" from TSAs are subject to mandatory Federal income tax-withholding of 20% unless the employee elects to have the distribution directly rolled over to another TSA or a Regular IRA. The following are not eligible rollover distributions subject to mandatory 20% withholding:

o any distribution to the extent that the distribution is a "required minimum distribution" under Section 401(a)(9) of the Code;

o any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more;

o certain corrective distributions under Code Section 402(g); and

o a distribution to a beneficiary other than to a surviving spouse or to a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.

Withholding from Roth IRAs

We are generally required to withhold on conversion rollovers of Regular IRAs to Roth IRAs, as the deemed withdrawal from the Regular IRA is taxable.

Generally, no withholding is required on distributions which are not taxable (for example, a direct transfer from one Roth IRA to another Roth IRA). In the case of distributions from a Roth IRA, we may not be able to calculate the portion of the distribution (if any) subject to tax. We may be required to withhold on the gross amount of the distribution unless the recipient elects out of withholding as described above. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part. If we withhold income tax, any income tax withheld is a credit against income tax liability.

ERISA MATTERS

Certain TSAs and SIMPLE IRAs may be subject to some or all rules applicable to ERISA plans. For TSAs subject to ERISA (but not SIMPLE IRAs) if a Participant is married at the time a withdrawal or other distribution is requested under the Certificate, spousal consent is required. In addition, unless the Participant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Participant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Participant during his or her lifetime. In addition, a married Participant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions. Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment

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decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c). The Equitable 300 Series TSA and SIMPLE IRA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life shall not be responsible if a plan fails to meet the requirements of Section 404(c).

IMPACT OF TAXES TO EQUITABLE

The certificates provide that we may charge the Investment Funds for taxes or set up reserves for that purpose. In computing Unit Values in the Investment Funds, no charge for Federal income taxes is presently contemplated on the income and gains of the Investment Funds attributable to the certificates.


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PART 2--THE GUARANTEED RATE
ACCOUNTS


Contributions to a Guaranteed Rate Account become part of our General Account, which supports all of our insurance and annuity guarantees as well as our general obligations. The General Account, as part of our insurance and annuity operations, is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions in which we are authorized to do business, as discussed in the prospectus under "Regulation." Because of applicable exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (1933 ACT) nor is the General Account an investment company under the Investment Company Act of 1940 (1940
ACT). Accordingly, neither the General Account nor any interests therein are subject to regulation under the 1933 Act or the 1940 Act, and we have been advised that the staff of the Securities and Exchange Commission has not made a review of the disclosures which are included in this SAI for your information and which relate to the General Account and the Guaranteed Rate Accounts. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses and SAIs.

THE GUARANTEES

Contributions to a Guaranteed Rate Account are credited with interest at a fixed rate for a specified period. The amount of the contribution is guaranteed by us (before deduction of any applicable participant service charge). The effective guaranteed annual rate will always be at least 3%.

New one-year and three-year Guarantees will be offered each quarter. Generally 10 days before the beginning of the quarter, we will announce the one-year and three-year Guarantee Rates, that is, the fixed interest rate expressed as an effective annual interest rate, which will apply to contributions made throughout the open period for each Guarantee. The open period will be the calendar quarter (CONTRIBUTION QUARTER) unless during that quarter we close the Guarantee and instead offer a new Guarantee at a different Guarantee Rate for the remainder of the Contribution Quarter. We reserve the right to close a Guarantee at any time based on market conditions. Contributions made during the open period will not be affected by subsequent rate changes and will continue to receive the Guaranteed Rate until the maturity date for that Guarantee. All Guarantees of the same duration which are opened during a Contribution Quarter mature on the same day. After the last day of the Contribution Quarter, however, no further contributions may be applied to that Guarantee. Contributions allocated to a Guaranteed Rate Account during the next Contribution Quarter would be allocated to the Guarantees being offered during that subsequent quarter at the new Guarantee Rates in accordance with instructions. The new Guarantee Rates may be obtained by calling us at the number listed on the front of this SAI.

We may offer Guarantees with different maturities and different rates during a particular calendar quarter. Currently, we offer Guarantees of one and three year maturities.

We may offer additional or different maturities in future Contribution
Quarters.

CONTRIBUTIONS

Contributions to a Guaranteed Rate Account are permitted at any time. There is no minimum contribution; however, if you are contributing through an employer, your employer may have a minimum.

Contributions to the Guaranteed Rate Accounts are credited until maturity with the interest rate in effect on the date of receipt. The rate is expressed as an effective annual rate, reflecting daily compounding and the deduction of the participant service charge, described under "Deductions and Charges," in the prospectus.

Written requests for changes in the percentage of contributions to be allocated to a Guaranteed Rate Account will become effective on the date of receipt. Alternatively, allocation or contribution instructions may be made by telephone through the AIM System.

MATURING GUARANTEES

At the end of a Guarantee, unless we are instructed otherwise, the amount accumulated will be automatically contributed to a new Guarantee of similar duration, or, if no Guarantee of similar duration is then being offered, to the Guarantee of the shortest duration then being offered.

Amounts in maturing Guarantees may be allocated to one or more other Investment Funds by using the AIM System. Instructions must be received prior to the maturity of the Guarantee and will apply to all maturing Guarantees until other instructions are received.

PREMATURE WITHDRAWALS
OR TRANSFERS

Transfers may not be made from one Guarantee to another. Transfers may also not be made from a Guarantee during the open period for that Guarantee. In the case of a trustee-to-trustee transfer during the open period, there will be a premature withdrawal charge.

Amounts in the Guaranteed Rate Accounts will be withdrawn or transferred on a last in-first out basis unless otherwise specified by the Participant. All other amounts withdrawn or transferred will be subject to a withdrawal charge in an amount equal to (1) 7% of the amount withdrawn or transferred (including the amount of the withdrawal charge) or, if less, (2) the amount of the Participant's accumulated interest attributable to the amount withdrawn or transferred (calculated as provided in the certificate). The withdrawal charge will be deducted from the remaining amounts in the Participant's Guarantee after the withdrawal or transfer payment is processed, or from the withdrawn or transferred amount if remaining amounts are insufficient.

This charge for premature withdrawals from a Guaranteed Rate Account is never applied against the amount of the Participant's contributions. Also, the charge for premature withdrawals does not apply:

o at maturity of the Guarantee;

o from withdrawals due to death or disability;

o when the installment option is elected; or

o when an annuity retirement option is elected.

It does apply to any other premature withdrawal or transfer, including withdrawals on retirement.

-----------------------------------------------------------------------------
Example: $2,000 is contributed to the Guaranteed Rate Account on January 1, with the contribution being directed to a three-year Guarantee with a Guarantee Rate of 4%. On December 31, a premature withdrawal is made of $1,000 from the Guaranteed Rate Account. The maximum Participant Service Charge applicable to the Participant is $30 per year ($7.50 per quarter). The withdrawal charge will be calculated as follows:

                                     PARTICIPANT
                                       SERVICE
  DATE    CONTRIBUTION    INTEREST      CHARGE
-------  -------------- ----------  -------------
1/1          $2,000          --           --
3/31           --          $19.71       $7.50
6/30           --           19.83        7.50
9/30           --           19.95        7.50
12/31          --           20.07        7.50

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                       PREMATURE
            AMOUNT     WITHDRAWAL    CHECK     ACCOUNT
  DATE    REQUESTED      CHARGE     AMOUNT     BALANCE
-------  ----------- ------------  -------- -----------
1/1           --           --         --      $2,000.00
3/31          --           --         --       2,012.21
6/30          --           --         --       2,024.54
9/30          --           --         --       2,036.09
12/31       $1,000       $26.00*    $1,000     1,023.56

------------

* The lesser of (a) 7% ($75.27) of the amount withdrawn (including the amount of the withdrawal charge) or (b) the amount of the Participant's accumulated interest ($26.00) attributable to that same amount.

The example assumes that each quarter contains the same number of days and that each transaction occurs on a business day.

CASH VALUE

The Account Balance of a Guaranteed Rate Account is equal to the value of the contributions and transfers assigned to each Guarantee then current, less transfers out of the Guaranteed Rate Account, partial withdrawals and applicable participant service charges, plus accrued interest. Because withdrawals before the end of a Guarantee are subject to a premature withdrawal charge, we use the term "Cash Value" to mean the Account Balance of a Guaranteed Rate Account less any applicable premature withdrawal charge. The Cash Value is the amount that would be paid to the Participant if the Participant withdrew the entire Account Balance of a Guaranteed Rate Account before the end of the Guarantees to which contributions were directed.

                                   TABLE I
                       ACCOUNT BALANCES AND CASH VALUES
     (ASSUMING $1,000 CONTRIBUTIONS MADE ANNUALLY ON THE ENROLLMENT DATE)

                    CASH VALUE                ACCOUNT BALANCE
            --------------------------- ---------------------------
 ATTAINED        3%            6%            3%            6%
    AGE        MINIMUM     ILLUSTRATED     MINIMUM     ILLUSTRATED
 YEAR END     GUARANTEE       RATE        GUARANTEE       RATE
----------  ------------ -------------  ------------ -------------
      1      $    999.66   $    999.66   $    999.66   $  1,029.33
      2         2,000.00      2,000.00      2,029.32      2,120.42
      3         3,000.00      3,047.59      3,089.86      3,276.98
      4         4,000.00      4,187.72      4,182.22      4,502.93
      5         5,000.00      5,396.26      5,307.36      5,802.44
      6         6,013.60      6,677.32      6,466.24      7,179.91
      7         7,123.70      8,035.23      7,659.89      8,640.04
      8         8,267.10      9,474.63      8,889.35     10,187.77
      9         9,444.80     11,000.38     10,155.70     11,828.37
     10        10,657.83     12,617.68     11,460.03     13,567.40
     11        11,907.25     14,332.03     12,803.50     15,410.78
     12        13,194.16     16,149.23     14,187.27     17,364.76
     13        14,519.67     18,075.46     15,612.55     19,435.98
     14        15,884.95     20,117.27     17,080.59     21,631.47
     15        17,291.19     22,281.58     18,592.68     23,958.69
     16        18,739.61     24,575.75     20,150.12     26,425.54
     17        20,231.49     27,007.58     21,754.29     29,040.40
     18        21,768.12     29,585.31     23,406.58     31,812.16
     19        23,350.85     32,317.70     25,108.44     34,750.22
     20        24,981.07     35,214.04     26,861.36     37,864.56
     21        26,660.19     38,284.17     28,666.87     41,165.77
     22        28,389.68     41,538.50     30,526.54     44,665.05
     23        30,171.06     44,988.08     32,442.00     48,374.28
     24        32,005.88     48,644.65     34,414.92     52,306.07
     25        33,895.74     52,520.60     36,447.04     56,473.77
     26        35,842.30     56,629.12     38,540.11     60,891.52
     27        37,847.26     60,984.14     40,695.98     65,574.34
     28        39,912.37     65,600.47     42,916.52     70,538.14
     29        42,039.43     70,493.77     45,203.68     75,799.76
     30        44,230.30     75,680.68     47,559.46     81,377.07
     31        46,486.89     81,178.79     49,985.91     87,289.03
     32        48,811.19     87,006.80     52,485.15     93,555.70
     33        51,205.21     93,184.49     55,059.37    100,198.37
     34        53,671.06     99,732.83     57,710.81    107,239.61
     35        56,210.88    106,674.08     60,441.80    114,703.31
     36        58,826.89    114,031.80     63,254.72    122,614.84
     37        61,521.38    121,830.99     66,152.03    131,001.06
     38        64,296.71    130,098.12     69,136.25    139,890.45
     39        67,155.30    138,861.29     72,210.00    149,313.21
     40        70,099.65    148,150.24     75,375.97    159,301.34
     41        73,132.33    157,996.54     78,636.91    169,888.75
     42        76,255.99    168,433.61     81,995.68    181,111.41
     43        79,473.35    179,496.90     85,455.22    193,007.42
     44        82,787.24    191,224.00     89,018.54    205,617.20
     45        86,200.55    203,654.71     92,688.76    218,983.56
     46        89,716.25    216,831.28     96,469.09    233,151.91
     47        93,337.43    230,798.43    100,362.83    248,170.35
     48        97,067.24    245,603.61    104,373.38    264,089.91
     49       100,908.94    261,297.11    108,504.24    280,964.63
     50       104,865.90    277,932.21    112,759.03    298,851.84

                                   TABLE II
                       ACCOUNT BALANCES AND CASH VALUES
    (ASSUMING A SINGLE CONTRIBUTION OF $1,000 AND NO FURTHER CONTRIBUTION)

                    CASH VALUE              ACCOUNT BALANCE
            -------------------------- --------------------------
 ATTAINED        3%           6%            3%           6%
    AGE       MINIMUM     ILLUSTRATED    MINIMUM     ILLUSTRATED
 YEAR END    GUARANTEE       RATE       GUARANTEE       RATE
----------  ----------- -------------  ----------- -------------
      1       $999.66      $1,000.00     $999.66      $1,029.33
      2        999.32       1,000.00      999.32       1,060.42
      3        998.96       1,016.84      998.96       1,093.38
      4        998.60       1,049.33      998.60       1,128.31
      5        998.22       1,083.77      998.22       1,165.34
      6        997.83       1,120.27      997.83       1,204.59
      7        997.43       1,158.96      997.43       1,246.20
      8        997.02       1,199.98      997.02       1,290.30
      9        996.60       1,243.46      996.60       1,337.05
     10        996.16       1,289.54      996.16       1,386.60
     11        995.71       1,338.39      995.71       1,439.13
     12        995.25       1,390.17      995.25       1,494.81
     13        994.77       1,445.06      994.77       1,553.83
     14        994.28       1,503.24      994.28       1,616.39
     15        993.77       1,564.92      993.77       1,682.70
     16        993.25       1,630.29      993.25       1,753.00
     17        992.71       1,699.58      992.71       1,827.51
     18        992.16       1,773.04      992.16       1,906.49
     19        991.59       1,850.90      991.59       1,990.21
     20        991.00       1,933.43      991.00       2,078.95
     21        990.39       2,020.91      990.39       2,173.02
     22        989.77       2,113.64      989.77       2,272.73
     23        989.13       2,211.94      989.13       2,378.43
     24        988.47       2,316.13      988.47       2,490.46
     25        987.79       2,426.57      987.79       2,609.22
     26        987.09       2,543.65      987.09       2,735.10
     27        986.36       2,667.74      986.36       2,868.54
     28        985.62       2,799.28      985.62       3,009.98
     29        984.85       2,938.72      984.85       3,159.91
     30        984.06       3,086.52      984.06       3,318.84
     31        983.25       3,243.19      983.25       3,487.30
     32        982.41       3,409.26      982.41       3,665.87
     33        981.55       3,585.29      981.55       3,855.15
     34        980.66       3,771.88      980.66       4,055.79
     35        979.74       3,969.68      979.74       4,268.47
     36        978.80       4,179.34      978.80       4,493.91
     37        977.82       4,401.58      977.82       4,732.88
     38        976.82       4,637.15      976.82       4,986.18
     39        975.79       4,886.85      975.79       5,254.68
     40        974.73       5,151.54      974.73       5,539.29
     41        973.64       5,432.11      973.64       5,840.98
     42        972.51       5,729.52      972.51       6,160.77
     43        971.35       6,044.77      971.35       6,499.75
     44        970.16       6,378.93      970.16       6,859.07
     45        968.93       6,733.15      968.93       7,239.94
     46        967.66       7,108.61      967.66       7,643.67
     47        966.35       7,506.61      966.35       8,071.62
     48        965.01       7,928.48      965.01       8,525.25
     49        963.63       8,375.67      963.63       9,006.10
     50        962.20       8,849.69      962.20       9,515.79

PART 3--REORGANIZATION
-----------------------------------------------------------------------------

Prior to May 1, 1987, the Separate Account was one of four separate accounts used to fund benefits under the certificates. Each of these predecessor separate accounts, which included a Money Market Account, a Stock Account, a Bond Account and a Balanced Account (collectively, the Predecessor Separate Accounts), was organized as an open-end management investment company, with its own investment objectives and policies. Effective May 1, 1987, with the approval of Contract Owners, we reorganized the Predecessor Separate Accounts into one separate account (Separate Account No. 301, referred to as the Separate Account) in unit investment trust form with investment divisions. In connection with the reorganization, all of the investment-related assets and liabilities of the Predecessor Separate Accounts were transferred to the corresponding Funds of Prism Investment Trust ("Prism"), in exchange for shares in the Funds. In addition, we created an Aggressive Stock Fund, a High Yield Fund and a Global Fund. The reorganization did not change the Account Balances under existing certificates. As of September 6, 1991, each of the above-listed Investment Funds of the Separate Account invests in shares of a corresponding Portfolio of The Hudson River Trust. Previously, the Investment Funds had invested in shares of Prism. Shares of Prism's Money Market, Common Stock, Balanced, Aggressive Stock, High Yield and Global Funds formerly held by the Separate Account, were replaced by shares of the corresponding Portfolios of The Hudson River Trust; and the Investment Fund which had invested in the Bond Fund of Prism now invests (as the Alliance Intermediate Government Securities Fund) in shares of the Alliance Intermediate Government Securities Portfolio of The Hudson River Trust.

PART 4--EXPERTS
-----------------------------------------------------------------------------

The financial statements as of December 31, 1997 and for each of the two years in the period then ended for the Separate Account and the financial statements as of December 31, 1997 and 1996 and for each of the three years ended December 31, 1997 for Equitable Life have been audited by Price Waterhouse LLP, as stated in its reports. These financial statements included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given the authority of such firm as experts in accounting and auditing.

PART 5--ALLIANCE MONEY MARKET
 FUND YIELD INFORMATION
-----------------------------------------------------------------------------

The Alliance Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Account Balance with one Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Unit Value is computed by subtracting the Unit Value at the beginning of the period from a Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average administrative charge factor (explained below). This reduction is made to recognize the deduction of the participant service charge, which is not reflected in the unit value. See "Deductions and Charges--Participant Service Charge" in the prospectus. Unit Values reflect all other accrued expenses of the Alliance Money Market Fund.


The adjusted net change is divided by the Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.


The actual dollar amount of the participant service charge that is deducted from the Alliance Money Market Fund will vary for each Participant depending upon how the Account Balance is allocated among the Investment Options. To determine the effect of the participant service charge on the yield, we start with the total dollar amount of the charges deducted from the Fund on the last day of the prior quarter. This amount is multiplied by 7/91.25 to produce an average participant service charge factor which is used in all weekly yield computations for the ensuing quarter. The average administrative charge is then divided by the number of Alliance Money Market

Fund Units as of the end of the prior calendar quarter, and the resulting quotient is deducted from the net change in Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1) (365)/7 -1.


The Alliance Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Units of the Money Market Fund will fluctuate and not remain constant.

The Alliance Money Market Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Alliance Money Market Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guaranteed Rate Accounts or bank deposits. The yield should not be compared to the yield of money market funds made available to the general public because their yields usually are calculated on the basis of a constant $1 price per share and they pay out earnings in dividends which accrue on a daily basis.

The seven-day current yield for the Alliance Money Market Fund was 4.70% for the period ended December 31, 1997. The effective yield for that period was 4.82%. Because these yields reflect the deduction of Separate Account expenses, including the participant service charge, they are lower than the corresponding yield figures for the Alliance Money Market Portfolio which reflect only the deduction of Trust-level expenses.

PART 6--FINANCIAL STATEMENTS
-----------------------------------------------------------------------------


The financial statements of Equitable Life included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the certificates. The financial statements begin on the following page.

                        REPORT OF INDEPENDENT ACCOUNTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 301 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance High Yield Fund, Alliance Growth Investors Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance Aggressive Stock Fund, Alliance Conservative Investors Fund, Alliance Growth & Income Fund and Alliance Balanced Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 301 at December 31, 1997 and the results of each of their operations and changes in each of their net assets for the periods indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's managament; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The Hudson River Trust at December 31, 1997 with the transfer agent, provide a reasonable basis for the opinion expressed above. The unit value information presented in Note 5 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.

Price Waterhouse LLP
New York, New York
February 10, 1998

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                               ALLIANCE
                                  ALLIANCE   INTERMEDIATE  ALLIANCE    ALLIANCE
                                   MONEY      GOVERNMENT     HIGH       GROWTH
                                   MARKET     SECURITIES     YIELD    INVESTORS
                                    FUND         FUND        FUND        FUND
                                 ----------- ------------  ---------- ----------
ASSETS:
Investments in shares of
 The Hudson River Trust,
 at market value (Note 2)
  Cost:   $19,991,081  ......... $19,930,237
            5,263,050 ..........               $5,249,235
            4,120,743 ..........                           $4,238,947
            1,914,212 ..........                                       $1,991,226
           69,218,894 ..........
            5,913,870 ..........
            9,101,156 ..........
              881,068 ..........
            5,598,274 ..........
           35,444,362 ..........
Receivable for The Hudson River
 Trust shares sold..............          --          307         175          75
Due From Equitable's General
 Account .......................      63,179          466          --          --
                                 -----------   ----------  ----------  ----------
Total assets ...................  19,993,416    5,250,008   4,239,122   1,991,301
                                 -----------   ----------  ----------  ----------
LIABILITIES:
Payable for The Hudson River
 Trust shares purchased ........      63,179           --          --          --
Due to Equitable's General
 Account........................          --           --         175          75
Accrued expenses ...............      15,166        5,850       2,463       1,974
                                 -----------   ----------  ----------  ----------
Total liabilities ..............      78,345        5,850       2,638       2,049
                                 -----------   ----------  ----------  ----------
NET ASSETS ATTRIBUTABLE TO
 POLICYOWNERS................... $19,915,071   $5,244,158  $4,236,484  $1,989,252
                                 ===========   ==========  ==========  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                  ALLIANCE               ALLIANCE     ALLIANCE    ALLIANCE
                                   COMMON     ALLIANCE  AGGRESSIVE  CONSERVATIVE  GROWTH &    ALLIANCE
                                   STOCK       GLOBAL      STOCK     INVESTORS     INCOME     BALANCED
                                    FUND        FUND       FUND         FUND        FUND        FUND
                                 ----------- ----------  ---------- ------------  ---------- -----------
ASSETS:
Investments in shares of
 The Hudson River Trust,
 at market value (Note 2)
  Cost:   $19,991,081  .........
           5,263,050 ...........
           4,120,743 ...........
           1,914,212 ...........
          69,218,894 ........... $91,608,737
           5,913,870 ...........              $5,928,686
           9,101,156 ...........                         $8,809,578
             881,068 ...........                                       $920,090
           5,598,274 ...........                                                  $5,958,721
          35,444,362 ...........                                                              $37,396,302
Receivable for The Hudson River
 Trust shares sold..............       8,270         212        439          33           98       70,673
Due From Equitable's General
 Account .......................          --          --         --          --           --           --
                                 -----------  ---------- ----------    --------   ----------  -----------
Total assets ...................  91,617,007   5,928,898  8,810,017     920,123    5,958,819   37,466,975
                                 -----------  ---------- ----------    --------   ----------  -----------
LIABILITIES:
Payable for The Hudson River
 Trust shares purchased ........          --          --         --          --           --           --
Due to Equitable's General
 Account........................       8,270         212        439          33           98       70,673
Accrued expenses ...............      38,043       4,383      5,356       1,698        2,309       24,981
                                 -----------  ---------- ----------    --------   ----------  -----------
Total liabilities ..............      46,313       4,595      5,795       1,731        2,407       95,654
                                 -----------  ---------- ----------    --------   ----------  -----------
NET ASSETS ATTRIBUTABLE TO
 POLICYOWNERS................... $91,570,694  $5,924,303 $8,804,222    $918,392   $5,956,412  $37,371,321
                                 ===========  ========== ==========    ========   ==========  ===========


                      See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                  ALLIANCE
                                     ALLIANCE   INTERMEDIATE ALLIANCE  ALLIANCE
                                       MONEY     GOVERNMENT    HIGH     GROWTH
                                      MARKET     SECURITIES    YIELD   INVESTORS
                                       FUND         FUND       FUND      FUND
                                     ---------- ------------  -------- ---------
INCOME AND EXPENSE:
 Investment Income:
  Dividends from The Hudson River
   Trust (Note 2)................... $1,060,818   $ 292,734   $332,507  $ 45,839
                                     ----------   ---------   --------  --------
 Expenses (Note 3):
  Administrative fees...............     52,287      13,283      8,977     4,558
  Recordkeeping charges.............     26,768      12,833      9,382     8,462
  Professional fees.................      4,792       1,274        715       350
  Printing and mailing expenses ....      5,641       1,499        842       412
  Miscellaneous.....................         66          18         10         4
                                     ----------   ---------   --------  --------
   Total expenses...................     89,554      28,907     19,926    13,786
 Less: Reimbursement for excess
  expense limitation................      3,667       7,965         --        --
                                     ----------   ---------   --------  --------
   Net expenses.....................     85,887      20,942     19,926    13,786
                                     ----------   ---------   --------  --------
NET INVESTMENT INCOME (LOSS) .......    974,931     271,792    312,581    32,053
                                     ----------   ---------   --------  --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions .....................     67,317    (327,420)     1,376    37,701
 Realized gain distribution from
  The Hudson River Trust............      1,316          --    165,571   103,615
                                     ----------   ---------   --------  --------
   Net Realized Gain (Loss).........     68,633    (327,420)   166,947   141,316
                                     ----------   ---------   --------  --------
 Change in unrealized
  appreciation/(depreciation) of
  investments.......................    (27,007)    401,428    111,190   102,273
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................     41,626      74,008    278,137   243,589
                                     ----------   ---------   --------  --------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS......................... $1,016,557   $ 345,800   $590,718  $275,642
                                     ========== ============  ======== =========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                       ALLIANCE              ALLIANCE     ALLIANCE   ALLIANCE
                                        COMMON    ALLIANCE  AGGRESSIVE  CONSERVATIVE GROWTH &   ALLIANCE
                                        STOCK      GLOBAL      STOCK     INVESTORS    INCOME    BALANCED
                                         FUND       FUND       FUND         FUND       FUND       FUND
                                     ----------- ---------  ---------- ------------  -------- ----------
INCOME AND EXPENSE:
 Investment Income:
  Dividends from The Hudson River
   Trust (Note 2)................... $   444,993 $  118,356 $   13,237    $37,075    $ 36,269  $1,204,835
                                     ----------- ---------- ----------    -------    --------  ----------
 Expenses (Note 3):
  Administrative fees...............     202,902     14,859     24,093      2,270       9,549      91,184
  Recordkeeping charges.............      66,558     12,020     14,152      7,961       8,943      39,820
  Professional fees.................      17,060      1,281      1,927        223         818       8,059
  Printing and mailing expenses ....      20.082      1,508      2,269        232         962       9,487
  Miscellaneous.....................         234         18         26          3          11         110
                                     ----------- ---------- ----------    -------    --------  ----------
   Total expenses...................     306,836     29,686     42,467     10,689      20,283     148,678
 Less: Reimbursement for excess
  expense limitation................          --         --         --         --          --          --
                                     ----------- ---------- ----------    -------    --------  ----------
   Net expenses.....................     306,836     29,686     42,467     10,689      20,283     148,678
                                     ----------- ---------- ----------    -------    --------  ----------
NET INVESTMENT INCOME (LOSS) .......     138,157     88,670    (29,230)    26,386      15,986   1,056,157
                                     ----------- ---------- ----------    -------    --------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 2):
 Realized gain (loss) from share
  transactions .....................   3,521,498    720,766    527,518     12,696     354,430   1,121,506
 Realized gain distribution from
  The Hudson River Trust............   6,839,389    377,028    737,027     27,713     340,925   1,845,736
                                     ----------- ---------- ----------    -------    --------  ----------
   Net Realized Gain (Loss).........  10,360,887  1,097,794  1,264,545     40,409     695,355   2,967,242
                                     ----------- ---------- ----------    -------    --------  ----------
 Change in unrealized
  appreciation/(depreciation) of
  investments.......................  10,127,141   (570,164)  (227,485)    30,727      63,314     979,323
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS........................  20,488,028    527,630  1,037,060     71,136     758,669   3,946,565
                                     ----------- ---------- ----------    -------    --------  ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS......................... $20,626,185 $  616,300 $1,007,830    $97,522    $774,655  $5,002,722
                                     =========== ========== ==========    =======    ========  ==========

                      See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                                              ALLIANCE
                                                            INTERMEDIATE
                                      ALLIANCE               GOVERNMENT
                                 MONEY MARKET FUND        SECURITIES FUND
                              ------------------------ ----------------------
                                  1997        1996        1997        1996
                              ----------- -----------  ---------- ----------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income  ..... $   974,931  $   958,627 $  271,792  $  303,815
 Realized gain (loss) on
  investments................      68,633       59,696   (327,420)   (194,292)
 Change in unrealized
  appreciation/depreciation
  of investments ............     (27,007)     (16,202)   401,428      80,606
                              -----------  ----------- ----------  ----------
 Net increase (decrease) in
  net assets from
  operations.................   1,016,557    1,002,121    345,800     190,129
                              -----------  ----------- ----------  ----------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND
 4):
 Contributions and
  Transfers:
  Contributions .............   1,483,866    1,652,784    165,347     152,473
  Transfers from other Funds   12,126,642    5,736,734  1,346,973     406,548
  Transfers from Guaranteed
   Rate Account .............   1,444,241    1,248,903     94,401      29,829
                              -----------  ----------- ----------  ----------
   Total contributions  .....  15,054,749    8,638,421  1,606,721     588,850
                              -----------  ----------- ----------  ----------
 Withdrawals and Transfers:
  Withdrawals ...............   5,013,401    2,915,123    657,245     695,654
  Transfers to other Funds  .  11,804,062    6,816,252  1,541,457     804,638
  Transfers to Guaranteed
   Rate Account..............      27,233       56,409     12,546      12,000
  Participant service
   charge....................      25,638       14,400      1,594         939
                              -----------  ----------- ----------  ----------
   Total withdrawals ........  16,870,334    9,802,184  2,212,842   1,513,231
                              -----------  ----------- ----------  ----------
  Net increase (decrease) in
   net assets from Contract
   Owner transactions........  (1,815,585)  (1,163,763)  (606,121)   (924,381)
                              -----------  ----------- ----------  ----------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 POLICYOWNERS................    (799,028)    (161,642)  (260,321)   (734,252)
NET ASSETS -BEGINNING OF
 YEAR ATTRIBUTABLE TO
 POLICYOWNERS................  20,714,099   20,875,741  5,504,479   6,238,731
                              -----------  ----------- ----------  ----------
NET ASSETS -END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 POLICYOWNERS................ $19,915,071  $20,714,099 $5,244,158  $5,504,479
                              ===========  =========== ==========  ==========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                     ALLIANCE               ALLIANCE                ALLIANCE                ALLIANCE
                                 HIGH YIELD FUND     GROWTH INVESTORS FUND      COMMON STOCK FUND         GLOBAL FUND
                              ---------------------- ---------------------- ------------------------ ---------------------
                                 1997        1996       1997        1996        1997        1996        1997       1996
                              ---------- ----------  ---------- ----------  ----------- -----------  ---------- ---------
INCREASE (DECREASE) IN NET
 ASSETS
FROM OPERATIONS:
 Net investment income  ..... $  312,581  $  222,155 $   32,053  $   20,292 $   138,157  $   281,816 $   88,670 $   64,915
 Realized gain (loss) on
  investments................    166,947     168,814    141,316     230,291  10,360,887    8,543,579  1,097,794    361,293
 Change in unrealized
  appreciation/depreciation
  of investments ............    111,190      70,493    102,273     (98,089) 10,127,141    4,909,576   (570,164)   240,914
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
 Net increase (decrease) in
  net assets from
  operations.................    590,718     461,462    275,642     152,494  20,626,185   13,734,971    616,300    667,122
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND
 4):
 Contributions and
  Transfers:
  Contributions .............    322,513     146,990    176,704     160,032   2,493,485    4,029,542    488,048    138,950
  Transfers from other Funds     972,728     650,181    502,761     372,192   9,320,877    5,281,055  2,571,195  1,005,748
  Transfers from Guaranteed
   Rate Account .............     77,364      25,965     24,896      32,473     358,057      321,524     76,975     67,007
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
   Total contributions  .....  1,372,605     823,136    704,361     564,697  12,172,419    9,632,121  3,136,218  1,211,705
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
 Withdrawals and Transfers:
  Withdrawals ...............     71,448      77,388     48,477     212,724   4,684,497    3,426,595    552,263    252,398
  Transfers to other Funds  .    481,930     261,722    369,292     217,358   8,806,471    4,407,325  2,793,492    638,557
  Transfers to Guaranteed
   Rate Account..............         --       1,489         --          --     117,496       51,149     33,941        500
  Participant service
   charge....................        805         345        326         166      30,773       16,200      1,129        742
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
   Total withdrawals ........    554,183     340,944    418,095     430,248  13,639,237    7,901,269  3,380,825    892,197
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
  Net increase (decrease) in
   net assets from Contract
   Owner transactions........    818,422     482,192    286,266     134,449  (1,466,818)   1,730,852   (244,607)   319,508
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 POLICYOWNERS................  1,409,140     943,654    561,908     286,943  19,159,367   15,465,823    371,693    986,630
NET ASSETS -BEGINNING OF
 YEAR ATTRIBUTABLE TO
 POLICYOWNERS................  2,827,344   1,883,690  1,427,344   1,140,401  72,411,327   56,945,504  5,552,610  4,565,980
                              ----------  ---------- ----------  ---------- -----------  ----------- ---------- ----------
NET ASSETS -END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 POLICYOWNERS................ $4,236,484  $2,827,344 $1,989,252  $1,427,344 $91,570,694  $72,411,327 $5,924,303 $5,552,610
                              ==========  ========== ==========  ========== ===========  =========== ========== ==========

                      See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997

                                                                   ALLIANCE
                                          ALLIANCE               CONSERVATIVE
                                   AGGRESSIVE STOCK FUND        INVESTORS FUND
                                 -------------------------- ----------------------
                                     1997          1996        1997        1996
                                 ------------ ------------  ---------- ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income .........  $  (29,230)   $  (19,303)  $ 26,386    $ 24,855
 Realized gain (loss) on
  investments ..................   1,264,545     1,845,168     40,409      41,125
 Change in unrealized
  appreciation/depreciation of
  investments ..................    (227,485)     (541,744)    30,727     (35,434)
                                  ----------    ----------   --------    --------
 Net increase (decrease) in net
  assets from operations .......   1,007,830     1,284,121     97,522      30,546
                                  ----------    ----------   --------    --------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND 4):
 Contributions and Transfers:
  Contributions ................   1,677,402       406,531     99,277      97,989
  Transfers from other Funds  ..   6,072,938     2,923,402    170,098     176,578
  Transfers from Guaranteed
   Rate Account ................     159,364        98,695      1,300      16,550
                                  ----------    ----------   --------    --------
   Total contributions .........   7,909,704     3,428,628    270,675     291,117
                                  ----------    ----------   --------    --------
 Withdrawals and Transfers:
  Withdrawals ..................     606,970       453,535      8,438     127,152
  Transfers to other Funds  ....   6,947,161     3,016,856    315,494     205,845
  Transfers to Guaranteed Rate
   Account......................          --        18,220         32          --
  Participant service charge ...       2,160         1,108        156          83
                                  ----------    ----------   --------    --------
   Total withdrawals ...........   7,556,291     3,489,719    324,120     333,080
                                  ----------    ----------   --------    --------
  Net increase in net assets
   from Contract Owner
   transactions.................     353,413       (61,091)   (53,445)    (41,963)
                                  ----------    ----------   --------    --------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 POLICYOWNERS ..................   1,361,243     1,223,030     44,077     (11,417)
NET ASSETS -BEGINNING OF YEAR
 ATTRIBUTABLE TO POLICYOWNERS ..   7,442,979     6,219,949    874,315     885,732
                                  ----------    ----------   --------    --------
NET ASSETS -END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 POLICYOWNERS...................  $8,804,222    $7,442,979   $918,392    $874,315
                                  ==========    ==========   ========    ========

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                          ALLIANCE
                                          GROWTH &                    ALLIANCE
                                        INCOME FUND                BALANCED FUND
                                 -------------------------- ----------------------------
                                     1997          1996          1997          1996
                                 ------------ ------------  ------------- -------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income .........  $   15,986    $   24,887   $ 1,056,157    $   941,498
 Realized gain (loss) on
  investments ..................     695,355       269,047     2,967,242      3,238,848
 Change in unrealized
  appreciation/depreciation of
  investments ..................      63,314        74,966       979,323       (521,010)
                                  ----------    ----------   -----------    -----------
 Net increase (decrease) in net
  assets from operations .......     774,655       368,900     5,002,722      3,659,336
                                  ----------    ----------   -----------    -----------
FROM CONTRACT OWNER
 TRANSACTIONS (NOTES 3 AND 4):
 Contributions and Transfers:
  Contributions ................   1,557,049       399,075     2,040,947        614,825
  Transfers from other Funds  ..   1,670,343     1,492,294     3,849,001        224,015
  Transfers from Guaranteed
   Rate Account ................     205,299        40,086        86,218        184,830
                                  ----------    ----------   -----------    -----------
   Total contributions .........   3,432,691     1,931,455     5,976,166      1,023,670
                                  ----------    ----------   -----------    -----------
 Withdrawals and Transfers:
  Withdrawals ..................     293,988       428,697     4,212,986      2,625,584
  Transfers to other Funds  ....   1,317,274       147,357     4,226,912      1,752,837
  Transfers to Guaranteed Rate
   Account......................          --            --         2,614         52,823
  Participant service charge ...         367           174        13,533          7,225
                                  ----------    ----------   -----------    -----------
   Total withdrawals ...........   1,611,629       576,228     8,456,045      4,438,469
                                  ----------    ----------   -----------    -----------
  Net increase in net assets
   from Contract Owner
   transactions.................   1,821,062     1,355,227    (2,479,879)    (3,414,799)
                                  ----------    ----------   -----------    -----------
INCREASE (DECREASE) IN NET
 ASSETS ATTRIBUTABLE TO
 POLICYOWNERS ..................   2,595,717     1,724,127     2,522,843        244,537
NET ASSETS -BEGINNING OF YEAR
 ATTRIBUTABLE TO POLICYOWNERS ..   3,360,695     1,636,568    34,848,478     34,603,941
                                  ----------    ----------   -----------    -----------
NET ASSETS -END OF YEAR
 (NOTE 1) ATTRIBUTABLE TO
 POLICYOWNERS...................  $5,956,412    $3,360,695   $37,371,321    $34,848,478
                                  ==========    ==========   ===========    ===========

                      See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997

1. General

   The Equitable Life Assurance Society of the United States (Equitable Life) Separate Account No. 301 (the Account) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account is used to fund benefits under certain group annuity contracts and certificates (Contracts) in connection with individual retirement annuities and tax-sheltered annuity arrangements. The Account has ten investment funds (Funds): Alliance Money Market Fund, Alliance Intermediate Government Securities Fund, Alliance High Yield Fund, Alliance Growth Investors Fund, Alliance Common Stock Fund, Alliance Global Fund, Alliance Aggressive Stock Fund, Alliance Conservative Investors Fund, Alliance Growth & Income Fund and Alliance Balanced Fund. The assets in each Fund are invested in Class IA shares of a corresponding portfolio (Portfolio), of a mutual fund, The Hudson River Trust (Trusts). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

   The net assets of the Account are not chargeable with liabilities arising out of any other business Equitable Life may conduct. The excess of assets over reserves and other contract liabilities, if any, in the Account are beneficially owned by Equitable Life and may be transferred to Equitable Life's General Account.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio, less liabilities.

   Investment transactions are recorded on the trade date. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions. Dividends and capital gain distributions are automatically reinvested on the ex-dividend date. Dividends from the Trust are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

   No Federal income tax based on net investment income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to affect the unit value of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997


3. Asset Charges
   The following charges are made directly against the assets of the Account and are reflected daily in the computation of the unit values of the
   Contracts:

     o Administrative fees are charged at an effective annual rate of 0.25% of the net assets of each Fund.

     o Direct operating expenses are paid to cover expenses attributable to the operations of each Fund.

   Under the Contracts, Equitable Life reimburses the Alliance Money Market Fund, the Alliance Common Stock Fund, the Alliance Intermediate Government Securities Fund and the Alliance Balanced Fund for the excess of the aggregate expense charges of each Fund (including investment advisory fees and certain other Trust expenses attributable to assets of such Fund invested in a Portfolio of the Trust and the asset-based charges of the Fund, as described above) which during any calendar year exceed 1.5% of the average daily net assets of the Alliance Common Stock Fund, the Alliance Intermediate Government Securities Fund and the Alliance Balanced Fund and 1.0% of the Alliance Money Market Fund. In addition, Equitable Life voluntarily reimburses the Alliance High Yield Fund, the Alliance Aggressive Stock Fund and the Alliance Global Fund for aggregate expenses in excess of a 1.5% of each Fund's average daily net assets. This voluntary expense limitation may be discontinued by Equitable Life at its discretion.

   Also, if the annual amount of management fees applicable to the Alliance Money Market Portfolio and the Alliance Intermediate Government Securities Portfolio exceeds 0.35% of the average daily net asset value of either Portfolio, Equitable Life will reimburse the related Fund for such excess. This expense limitation is a contractual right for Participants who enrolled prior to May 1, 1987 and cannot be changed without the consent of those Participants. Equitable Life has voluntarily agreed to impose this expense limitation for Participants who enrolled after May 1, 1987 and reserves the right to discontinue this at any time.

   A quarterly Participant Service Charge is made for each participant at the end of each calendar quarter before retirement benefits begin.
   Participant's unit balances are reduced and proceeds are credited to Equitable Life in payment of the participant's service charge which will not exceed $30 per year.

4. Contributions and Withdrawals:

   Contributions allocated to the Account are not subject to sales expense. Participants may transfer all or part of the cash value under the Contracts from one Fund to another subject to certain limitations. Transfers to and from the Guaranteed Interest Account of Equitable Life's General Account and the Account may be made subject to certain limitations.

   Full or partial withdrawals, including withdrawals of excess contributions, may be made by participants.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

4. Contributions and Withdrawals (Continued)
   Units of the Account issued and redeemed during the periods indicated were:


                                                     YEARS ENDED
                                                     DECEMBER 31,
                                                 --------------------
                                                    1997      1996
                                                 --------- ---------
ALLIANCE MONEY MARKET FUND
 Issued ........................................  570,094    342,708
 Redeemed.......................................  637,829    388,975
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES FUND
 Issued ........................................   36,260     14,284
 Redeemed.......................................   50,418     36,700
ALLIANCE HIGH YIELD FUND
 Issued ........................................   48,832     34,258
 Redeemed.......................................   19,795     14,281
ALLIANCE GROWTH INVESTORS FUND
 Issued ........................................   49,187     44,307
 Redeemed.......................................   28,095     32,950
ALLIANCE COMMON STOCK FUND
 Issued ........................................  102,590    102,495
 Redeemed.......................................  115,815     84,167
ALLIANCE GLOBAL FUND
 Issued ........................................  110,921     49,937
 Redeemed.......................................  119,387     36,549
ALLIANCE AGGRESSIVE STOCK FUND
 Issued ........................................  188,408     93,501
 Redeemed.......................................  175,110     96,541
ALLIANCE CONSERVATIVE INVESTORS FUND
 Issued ........................................   21,439     25,117
 Redeemed.......................................   25,854     28,851
ALLIANCE GROWTH & INCOME FUND
 Issued ........................................  198,680    141,519
 Redeemed.......................................  105,360     44,640
ALLIANCE BALANCED FUND
 Issued ........................................   88,387     17,640
 Redeemed.......................................  124,271     75,972

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

5. Accumulation Unit Values

   Shown below is unit value information for the periods shown.


                                                             YEARS ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------
                            1997      1996     1995      1994     1993      1992     1991      1990      1989     1988
                          -------- --------  -------- --------  -------- --------  -------- --------  --------  --------
ALLIANCE MONEY MARKET
 FUND
Unit value, beginning of
 year....................  $25.77    $24.55   $23.32    $22.48   $21.93    $21.29   $20.17    $18.73    $17.23   $16.14
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year    $27.05    $25.77   $24.55    $23.32   $22.48    $21.93   $21.29    $20.17    $18.73   $17.23
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...     736       804      850     1,028    1,035     1,301    1,528     1,919     1,708    1,379
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
ALLIANCE INTERMEDIATE
 GOVERNMENT
 SECURITIES FUND
Unit value, beginning of
 year ...................  $42.20    $40.82   $36.13    $37.77   $34.34    $32.73   $28.79    $27.19    $23.63   $22.41
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year .  $45.11    $42.20   $40.82    $36.13   $37.77    $34.34   $32.73    $28.79    $27.19   $23.63
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...     116       130      153       166      188       184      177       242       223      196
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
ALLIANCE HIGH YIELD FUND
Unit value, beginning of
 year....................  $26.45    $21.67   $18.18    $18.84   $15.40    $13.84   $11.11    $11.67    $11.60   $10.41
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year    $31.16    $26.45   $21.67    $18.18   $18.84    $15.40   $13.84    $11.11    $11.67   $11.60
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...     136       107       87        80       78        53       27        16        18       22
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========




                                 YEARS ENDED DECEMBER 31,   MAY 2, 1994* TO
                               ----------------------------  DECEMBER 31,
                                 1997      1996     1995         1994
                               -------- --------  --------  ---------------
ALLIANCE GROWTH INVESTORS FUND
Unit value, beginning of
 year.........................  $13.64    $12.23   $ 9.79       $10.00
                               ======== ========  ========  ===============
Unit value, end of year  .....  $15.80    $13.64   $12.23       $ 9.79
                               ======== ========  ========  ===============
Number of units outstanding,
 end of year (000's) .........     126       105       93           37
                               ======== ========  ========  ===============


* Date on which participant contributions were first allocated to the Fund.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

5. Accumulation Unit Values (Continued)

   Shown below is unit value information for the periods shown.


                                                              YEARS ENDED DECEMBER 31,
                          ------------------------------------------------------------------------------------------------
                             1997      1996      1995      1994     1993      1992     1991      1990      1989     1988
                          --------- ---------  -------- --------  -------- --------  -------- --------  --------  --------
ALLIANCE COMMON STOCK
 FUND
Unit value, beginning of
 year ...................  $104.68    $ 84.56   $64.13    $65.89   $52.97    $51.55   $35.87    $40.94    $33.04   $29.88
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year .  $134.77    $104.68   $84.56    $64.13   $65.89    $52.97   $51.55    $35.87    $40.94   $33.04
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...      678        692      673       694      715       736      790       930       963      978
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
ALLIANCE GLOBAL FUND
Unit value, beginning of
 year....................  $ 25.95    $ 22.76   $19.25    $18.40   $14.01    $14.20   $11.23    $11.97    $ 9.58   $ 8.58
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year    $ 28.80    $ 25.95   $22.76    $19.25   $18.40    $14.01   $14.20    $11.23    $11.97   $ 9.58
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...      206        214      201       195      153        55       42        32        19       12
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
ALLIANCE AGGRESSIVE
 STOCK FUND
Unit value, beginning of
 year....................  $ 39.73    $ 32.67   $24.95    $26.14   $22.54    $23.43   $13.34    $12.47    $ 8.70   $ 8.59
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year .  $ 43.83    $ 39.73   $32.67    $24.95   $26.14    $22.54   $23.43    $13.34    $12.47   $ 8.70
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...      201        187      190       141      125       156      125        48        27        9
                          ========= =========  ======== ========  ======== ========  ======== ========  ========  ========

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 301

NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
DECEMBER 31, 1997

5. Accumulation Unit Values (Continued)

   Shown below is unit value information for the periods shown.



                                       YEARS ENDED DECEMBER 31,   MAY 2, 1994* TO
                                     ---------------------------   DECEMBER 31,
                                       1997      1996     1995         1994
                                     -------- --------  --------  ---------------
ALLIANCE CONSERVATIVE INVESTORS
 FUND
-----------------------------------
Unit value, beginning of year ......  $12.25    $11.79   $ 9.92       $10.00
                                     ======== ========  ========  ===============
Unit value, end of year ............  $13.71    $12.25   $11.79       $ 9.92
                                     ======== ========  ========  ===============
Number of units outstanding,
 end of year (000's) ...............      67        71       75           50
                                     ======== ========  ========  ===============
ALLIANCE GROWTH & INCOME FUND
-----------------------------------
Unit value, beginning of year ......  $14.55    $12.21   $ 9.92       $10.00
                                     ======== ========  ========  ===============
Unit value, end of year ............  $18.35    $14.55   $12.21       $ 9.92
                                     ======== ========  ========  ===============
Number of units outstanding,
 end of year (000's) ...............     324       231      134          105
                                     ======== ========  ========  ===============



                                                             YEARS ENDED DECEMBER 31,
                          ----------------------------------------------------------------------------------------------
                            1997      1996     1995      1994     1993      1992     1991      1990      1989     1988
                          -------- --------  -------- --------  -------- --------  -------- --------  --------  --------
ALLIANCE BALANCED FUND
------------------------
Unit value, beginning of
 year ...................  $62.36    $56.07   $47.03    $51.38   $45.92    $47.50   $33.76    $33.91    $27.04   $23.88
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Unit value, end of year .  $71.42    $62.36   $56.07    $47.03   $51.38    $45.92   $47.50    $33.76    $33.91   $27.04
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========
Number of units
 outstanding,
 end of year (000's)  ...     523       559      617       681      756       827      949     1,217     1,260    1,220
                          ======== ========  ======== ========  ======== ========  ======== ========  ========  ========



------------
* Date on which participant contributions were first allocated to the Fund.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements, Equitable Life changed its methods of accounting for long-duration participating life insurance contracts and long-lived assets in 1996 and for loan impairments in 1995.

/s/ Price Waterhouse, LLP

Price Waterhouse LLP
New York, New York
February 10, 1998

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1997 AND 1996

                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    19,630.9        $    18,077.0
  Mortgage loans on real estate.............................................         2,611.4              3,133.0
  Equity real estate........................................................         2,749.2              3,297.5
  Policy loans..............................................................         2,422.9              2,196.1
  Other equity investments..................................................           951.5                860.6
  Investment in and loans to affiliates.....................................           731.1                685.0
  Other invested assets.....................................................           624.7                 25.4
                                                                              -----------------    -----------------
      Total investments.....................................................        29,721.7             28,274.6
Cash and cash equivalents...................................................           300.5                538.8
Deferred policy acquisition costs...........................................         3,236.6              3,104.9
Amounts due from discontinued operations....................................           572.8                996.2
Other assets................................................................         2,685.2              2,552.2
Closed Block assets.........................................................         8,566.6              8,495.0
Separate Accounts assets....................................................        36,538.7             29,646.1
                                                                              -----------------    -----------------

Total Assets................................................................   $    81,622.1        $    73,607.8
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,579.5        $    21,865.6
Future policy benefits and other policyholder's liabilities.................         4,553.8              4,416.6
Short-term and long-term debt...............................................         1,991.2              1,766.9
Other liabilities...........................................................         3,257.1              2,785.1
Closed Block liabilities....................................................         9,073.7              9,091.3
Separate Accounts liabilities...............................................        36,306.3             29,598.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        76,761.6             69,523.8
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,105.8              3,105.8
Retained earnings...........................................................         1,235.9                798.7
Net unrealized investment gains.............................................           533.6                189.9
Minimum pension liability...................................................           (17.3)               (12.9)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,860.5              4,084.0
                                                                              -----------------    -----------------

Total Liabilities and Shareholder's Equity..................................   $    81,622.1        $    73,607.8
                                                                              =================    =================



                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      950.6       $       874.0      $       788.2
Premiums......................................................          601.5               597.6              606.8
Net investment income.........................................        2,282.8             2,203.6            2,088.2
Investment (losses) gains, net................................          (45.2)               (9.8)               5.3
Commissions, fees and other income............................        1,227.2             1,081.8              897.1
Contribution from the Closed Block............................          102.5               125.0              143.2
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        5,119.4             4,872.2            4,528.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,266.2             1,270.2            1,248.3
Policyholders' benefits.......................................          978.6             1,317.7            1,008.6
Other operating costs and expenses............................        2,203.9             2,075.7            1,775.8
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,448.7             4,663.6            4,032.7
                                                                -----------------  -----------------  -----------------

Earnings from continuing operations before Federal
  income taxes, minority interest and cumulative
  effect of accounting change.................................          670.7               208.6              496.1
Federal income taxes..........................................           91.5                 9.7              120.5
Minority interest in net income of consolidated subsidiaries..           54.8                81.7               62.8
                                                                -----------------  -----------------  -----------------
Earnings from continuing operations before cumulative
  effect of accounting change.................................          524.4               117.2              312.8
Discontinued operations, net of Federal income taxes..........          (87.2)              (83.8)               -
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (23.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      437.2       $        10.3      $       312.8
                                                                =================  =================  =================




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning and end of year.....        3,105.8             3,105.8            3,105.8
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          798.7               788.4              475.6
Net earnings..................................................          437.2                10.3              312.8
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................        1,235.9               798.7              788.4
                                                                -----------------  -----------------  -----------------

Net unrealized investment gains (losses), beginning of year...          189.9               396.5             (220.5)
Change in unrealized investment gains (losses)................          343.7              (206.6)             617.0
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains, end of year..................          533.6               189.9              396.5
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................          (12.9)              (35.1)              (2.7)
Change in minimum pension liability...........................           (4.4)               22.2              (32.4)
                                                                                                      -----------------
                                                                -----------------  -----------------
Minimum pension liability, end of year........................          (17.3)              (12.9)             (35.1)
                                                                -----------------  -----------------  -----------------

Total Shareholder's Equity, End of Year.......................   $    4,860.5       $     4,084.0      $     4,258.1
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995

                                                                      1997               1996               1995
                                                                -----------------  -----------------  -----------------
                                                                                    (In Millions)
Net earnings..................................................   $      437.2       $        10.3      $       312.8
Adjustments to reconcile net earnings to net cash provided by operating activities:
  Interest credited to policyholders' account balances........        1,266.2             1,270.2            1,248.3
  Universal life and investment-type product
    policy fee income.........................................         (950.6)             (874.0)            (788.2)
  Investment losses (gains)...................................           45.2                 9.8               (5.3)
  Change in Federal income tax payable........................          (74.4)             (197.1)             221.6
  Other, net..................................................          169.4               330.2               80.5
                                                                -----------------  -----------------  -----------------

Net cash provided by operating activities.....................          893.0               549.4            1,069.7
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,702.9             2,275.1            1,897.4
  Sales.......................................................       10,385.9             8,964.3            8,867.1
  Purchases...................................................      (13,205.4)          (12,559.6)         (11,675.5)
  (Increase) decrease in short-term investments...............         (555.0)              450.3              (99.3)
  Decrease in loans to discontinued operations................          420.1             1,017.0            1,226.9
  Sale of subsidiaries........................................          261.0                 -                  -
  Other, net..................................................         (612.6)             (281.0)            (413.4)
                                                                -----------------  -----------------  -----------------

Net cash used by investing activities.........................         (603.1)             (133.9)            (196.8)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities: Policyholders' account balances:
    Deposits..................................................        1,281.7             1,925.4            2,586.5
    Withdrawals...............................................       (1,886.8)           (2,385.2)          (2,657.1)
  Net increase (decrease) in short-term financings............          419.9                 (.3)             (16.4)
  Additions to long-term debt.................................           32.0                 -                599.7
  Repayments of long-term debt................................         (196.4)             (124.8)             (40.7)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................          (83.9)                -             (1,215.4)
  Other, net..................................................          (94.7)              (66.5)             (48.4)
                                                                -----------------  -----------------  -----------------

Net cash used by financing activities.........................         (528.2)             (651.4)            (791.8)
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................         (238.3)             (235.9)              81.1
Cash and cash equivalents, beginning of year..................          538.8               774.7              693.6
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      300.5       $       538.8      $       774.7
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $      217.1       $       109.9      $        89.6
                                                                =================  =================  =================
  Income Taxes Paid (Refunded)................................   $      170.0       $       (10.0)     $       (82.7)
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business is conducted principally by Equitable Life and, prior to December 31, 1996, its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life, which continues to conduct the Company's insurance business. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance") and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA-UAP ("AXA"), a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.7% at December 31, 1997 (54.3% if all securities convertible into, and options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiary (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary, and, through June 10, 1997, Equitable Real Estate Investment Management, Inc. ("EREIM"), a real estate investment management subsidiary which was sold (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued operations (see
        Note 7).

        The years "1997," "1996" and "1995" refer to the years ended December 31, 1997, 1996 and 1995, respectively.

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1997 presentation.

        Closed Block

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

        Discontinued Operations

        Discontinued operations consist of the business of the former Guaranteed Interest Contract ("GIC") segment which includes the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities") and the GIC lines of business. An allowance was established for the premium deficiency reserve for Wind-Up Annuities and estimated future losses of the GIC line of business. Management reviews the adequacy of the allowance each quarter and, during the 1997 and 1996 fourth quarter reviews, the allowance for future losses was increased. Management believes the allowance for future losses at December 31, 1997 is adequate to provide for all future losses; however, the determination of the allowance continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 7).

        Accounting Changes

        In 1996, the Company changed its method of accounting for long-duration participating life insurance contracts, primarily within the Closed Block, in accordance with the provisions prescribed by SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts". (See "Deferred Policy Acquisition Costs," "Policyholders' Account Balances and Future Policy Benefits" and Note 6.)

        The Company implemented SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," as of January 1, 1996. SFAS No. 121 requires long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying value of such assets may not be recoverable. Effective with SFAS No. 121's adoption, impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Before implementing SFAS No. 121, valuation allowances on real estate held for the production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to The Equitable's cost of funds. The adoption of the statement resulted in the release of valuation allowances of $152.4 million and recognition of impairment losses of $144.0 million on real estate held for production of income. Real estate which management has committed to disposing of by sale or abandonment is classified as real estate held for sale. Valuation allowances on real estate held for sale continue to be computed using the lower of depreciated cost or estimated fair value, net of disposition costs. Implementation of the SFAS No. 121 impairment requirements relative to other assets to be disposed of resulted in a charge for the cumulative effect of an accounting change of $23.1 million, net of a Federal income tax benefit of $12.4 million, due to the writedown to fair value of building improvements relating to facilities vacated in 1996.

        In the first quarter of 1995, the Company adopted SFAS No. 114, "Accounting by Creditors for Impairment of a Loan". Impaired loans within SFAS No. 114's scope are to be measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The adoption of this statement did not have a material effect on the level of the allowances for possible losses or on the Company's consolidated statements of earnings and shareholder's equity.

        New Accounting Pronouncements

        In January 1998, the Financial Accounting Standards Board ("FASB") issued SFAS No. 132, "Employers' Disclosures about Pension and Other Postretirement Benefits," which revises current note disclosure requirements for employers' pension and other retiree benefits. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997. The Company will adopt the provisions of SFAS No. 132 in the 1998 consolidated financial statements.

        In December 1997, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments". SOP 97-3 provides guidance for assessments related to insurance activities and requirements for disclosure of certain information. SOP 97-3 is effective for financial statements issued for periods beginning after December 31, 1998. Restatement of previously issued financial statements is not required. SOP 97-3 is not expected to have a material impact on the Company's consolidated financial statements.

        In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information". SFAS No. 131 establishes standards for the way public business enterprises report information about operating segments in annual and interim financial statements issued to shareholders. It also establishes standards for related disclosures about products and services, geographic areas and major customers. Generally, financial information will be required to be reported on the basis used by management for evaluating segment performance and for deciding how to allocate resources to segments. This statement is effective for fiscal years beginning after December 15, 1997 and need not be applied to interim reporting in the initial year of adoption. Restatement of comparative information for earlier periods is required. Management is currently reviewing its definition of business segments in light of the requirements of SFAS No. 131.

        In June 1997, the FASB issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general purpose financial statements. SFAS No. 130 requires an enterprise to classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. This statement is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods provided for comparative purposes is required. The Company will adopt the provisions of SFAS No. 130 in its 1998 consolidated financial statements.

        In June 1996, the FASB issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 125 specifies the accounting and reporting requirements for transfers of financial assets, the recognition and measurement of servicing assets and liabilities and extinguishments of liabilities. SFAS No. 125 is effective for transactions occurring after December 31, 1996 and is to be applied prospectively. In December 1996, the FASB issued SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125," which defers for one year the effective date of provisions relating to secured borrowings and collateral and transfers of financial assets that are part of repurchase agreements, dollar-roll, securities lending and similar transactions. Implementation of SFAS No. 125 did not have nor is SFAS No. 127 expected to have a material impact on the Company's consolidated financial statements.

        Valuation of Investments

        Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Valuation allowances are netted against the asset categories to which they apply.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale. Prior to the adoption of SFAS No. 121, valuation allowances on real estate held for production of income were computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Net Investment Income, Investment Gains, Net and Unrealized Investment Gains (Losses)

        Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

        Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

        Recognition of Insurance Income and Related Expenses

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1997, the expected investment yield, excluding policy loans, generally ranged from 7.53% grading to 7.92% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For non-participating traditional life and annuity policies with life contingencies, DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

        For individual health benefit insurance, DAC is amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income ("DI") products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

        For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, include a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        During the fourth quarter of 1996, a loss recognition study of participating group annuity contracts and conversion annuities ("Pension Par") was completed which included management's revised estimate of assumptions, such as expected mortality and future investment returns. The study's results prompted management to establish a premium deficiency reserve which decreased earnings from continuing operations and net earnings by $47.5 million ($73.0 million pre-tax).

        Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        During the fourth quarter of 1996, the Company completed a loss recognition study of the DI business which incorporated management's revised estimates of future experience with regard to morbidity, investment returns, claims and administration expenses and other factors. The study indicated DAC was not recoverable and the reserves were not sufficient. Earnings from continuing operations and net earnings decreased by $208.0 million ($320.0 million pre-tax) as a result of strengthening DI reserves by $175.0 million and writing off unamortized DAC of $145.0 million related to DI products issued prior to July 1993. The determination of DI reserves requires making assumptions and estimates relating to a variety of factors, including morbidity and interest rates, claims experience and lapse rates based on then known facts and circumstances. Such factors as claim incidence and termination rates can be affected by changes in the economic, legal and regulatory environments and work ethic. While management believes its DI reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

        Claim reserves and associated liabilities for individual DI and major medical policies were $886.7 million and $869.4 million at December 31, 1997 and 1996, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies (excluding reserve strengthening in 1996) are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Incurred benefits related to current year..........  $       190.2       $      189.0       $      176.0
        Incurred benefits related to prior years...........            2.1               69.1               67.8
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       192.3       $      258.1       $      243.8
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        28.8       $       32.6       $       37.0
        Benefits paid related to prior years...............          146.2              153.3              137.8
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       175.0       $      185.9       $      174.8
                                                            =================   ================   =================

        Policyholders' Dividends

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        At December 31, 1997, participating policies, including those in the Closed Block, represent approximately 21.2% ($50.2 billion) of directly written life insurance in force, net of amounts ceded.

        Federal Income Taxes

        The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1997, 1996 and 1995, investment results of such Separate Accounts were $3,411.1 million, $2,970.6 million and $1,963.2 million, respectively.

        Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

        Employee Stock Option Plan

        The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the exercise price. See Note 21 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:

                                                                        Gross               Gross
                                                   Amortized          Unrealized         Unrealized          Estimated
                                                      Cost              Gains              Losses            Fair Value
                                                -----------------  -----------------   ----------------   -----------------
                                                                              (In Millions)
        December 31, 1997
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    14,230.3      $       785.0       $       74.5       $    14,940.8
            Mortgage-backed....................        1,702.8               23.5                1.3             1,725.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,583.2               83.9                 .6             1,666.5
            States and political subdivisions..          673.0                6.8                 .1               679.7
            Foreign governments................          442.4               44.8                2.0               485.2
            Redeemable preferred stock.........          128.0                6.7                1.0               133.7
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    18,759.7      $       950.7       $       79.5       $    19,630.9
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       408.4      $        48.7       $       15.0       $       442.1
                                                =================  =================   ================   =================
        December 31, 1996
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    13,645.2      $       451.5       $      121.0       $    13,975.7
            Mortgage-backed....................        2,015.9               11.2               20.3             2,006.8
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,539.4               39.2               19.3             1,559.3
            States and political subdivisions..           77.0                4.5                -                  81.5
            Foreign governments................          302.6               18.0                2.2               318.4
            Redeemable preferred stock.........          139.1                3.3                7.1               135.3
                                                -----------------  -----------------   ----------------   -----------------
        Total Available for Sale...............  $    17,719.2      $       527.7       $      169.9       $    18,077.0
                                                =================  =================   ================   =================
        Equity Securities:
          Common stock.........................  $       362.0      $        49.3       $       17.7       $       393.6
                                                =================  =================   ================   =================

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1997 and 1996, securities without a readily ascertainable market value having an amortized cost of $3,759.2 million and $3,915.7 million, respectively, had estimated fair values of $3,903.9 million and $4,024.6 million, respectively.

        The contractual maturity of bonds at December 31, 1997 is shown below:

                                                                                        Available for Sale
                                                                                ------------------------------------
                                                                                   Amortized          Estimated
                                                                                     Cost             Fair Value
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Due in one year or less................................................  $      149.9       $      151.3
        Due in years two through five..........................................       2,962.8            3,025.2
        Due in years six through ten...........................................       6,863.9            7,093.0
        Due after ten years....................................................       6,952.3            7,502.7
        Mortgage-backed securities.............................................       1,702.8            1,725.0
                                                                                ----------------   -----------------
        Total..................................................................  $   18,631.7       $   19,497.2
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1997, approximately 17.85% of the $18,610.6 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        Fixed maturity investments with restructured or modified terms are not material.

        Investment valuation allowances and changes thereto are shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balances, beginning of year........................  $       137.1       $      325.3       $      284.9
        SFAS No. 121 release...............................            -               (152.4)               -
        Additions charged to income........................          334.6              125.0              136.0
        Deductions for writedowns and
          asset dispositions...............................          (87.2)            (160.8)             (95.6)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        55.8       $       50.4       $       65.5
          Equity real estate...............................          328.7               86.7              259.8
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       384.5       $      137.1       $      325.3
                                                            =================   ================   =================

        At December 31, 1997, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $12.6 million of fixed maturities and $.9 million of mortgage loans on real estate.

        At December 31, 1997 and 1996, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $23.4 million (0.9% of total mortgage loans on real estate) and $12.4 million (0.4% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $183.4 million and $388.3 million at December 31, 1997 and 1996, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $17.2 million, $35.5 million and $52.1 million in 1997, 1996 and 1995, respectively. Gross interest income on these loans included in net investment income aggregated $12.7 million, $28.2 million and $37.4 million in 1997, 1996 and 1995, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                         December 31,
                                                                            ----------------------------------------
                                                                                   1997                 1996
                                                                            -------------------  -------------------
                                                                                         (In Millions)
        Impaired mortgage loans with provision for losses..................  $        196.7       $        340.0
        Impaired mortgage loans without provision for losses...............             3.6                122.3
                                                                            -------------------  -------------------
        Recorded investment in impaired mortgage loans.....................           200.3                462.3
        Provision for losses...............................................           (51.8)               (46.4)
                                                                            -------------------  -------------------
        Net Impaired Mortgage Loans........................................  $        148.5       $        415.9
                                                                            ===================  ===================

        Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During 1997, 1996 and 1995, respectively, the Company's average recorded investment in impaired mortgage loans was $246.9 million, $552.1 million and $429.0 million. Interest income recognized on these impaired mortgage loans totaled $15.2 million, $38.8 million and $27.9 million ($2.3 million, $17.9 million and $13.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1997 and 1996, the carrying value of equity real estate held for sale amounted to $1,023.5 million and $345.6 million, respectively. For 1997, 1996 and 1995, respectively, real estate of $152.0 million, $58.7 million and $35.3 million was acquired in satisfaction of debt. At December 31, 1997 and 1996, the Company owned $693.3 million and $771.7 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $541.1 million and $587.5 million at December 31, 1997 and 1996, respectively. Depreciation expense on real estate totaled $74.9 million, $91.8 million and $121.7 million for 1997, 1996 and 1995, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information for real estate joint ventures (29 and 34 individual ventures as of December 31, 1997 and 1996, respectively) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        BALANCE SHEETS
        Investments in real estate, at depreciated cost........................  $    1,700.9       $    1,883.7
        Investments in securities, generally at estimated fair value...........       1,374.8            2,430.6
        Cash and cash equivalents..............................................         105.4               98.0
        Other assets...........................................................         584.9              427.0
                                                                                ----------------   -----------------
        Total Assets...........................................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Borrowed funds - third party...........................................  $      493.4       $    1,574.3
        Borrowed funds - the Company...........................................          31.2              137.9
        Other liabilities......................................................         284.0              415.8
                                                                                ----------------   -----------------
        Total liabilities......................................................         808.6            2,128.0
                                                                                ----------------   -----------------

        Partners' capital......................................................       2,957.4            2,711.3
                                                                                ----------------   -----------------

        Total Liabilities and Partners' Capital................................  $    3,766.0       $    4,839.3
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      568.5       $      806.8
        Equity in limited partnership interests not included above.............         331.8              201.8
        Other..................................................................           4.3                9.8
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $      904.6       $    1,018.4
                                                                                ================   =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       310.5       $      348.9       $      463.5
        Revenues of other limited partnership interests....          506.3              386.1              242.3
        Interest expense - third party.....................          (91.8)            (111.0)            (135.3)
        Interest expense - the Company.....................           (7.2)             (30.0)             (41.0)
        Other expenses.....................................         (263.6)            (282.5)            (397.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       454.2       $      311.5       $      131.8
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        76.7       $       73.9       $       49.1
        Equity in net earnings of limited partnerships
          interests not included above.....................           69.5               35.8               44.8
        Other..............................................            (.9)                .9                1.0
                                                                                                   -----------------
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $       145.3       $      110.6       $       94.9
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $     1,459.4       $    1,307.4       $    1,151.1
        Mortgage loans on real estate......................          260.8              303.0              329.0
        Equity real estate.................................          390.4              442.4              560.4
        Other equity investments...........................          156.9              122.0               76.9
        Policy loans.......................................          177.0              160.3              144.4
        Other investment income............................          181.7              217.4              273.0
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,626.2            2,552.5            2,534.8
                                                            -----------------   ----------------   -----------------

          Investment expenses..............................          343.4              348.9              446.6
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,282.8       $    2,203.6       $    2,088.2
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Fixed maturities...................................  $        88.1       $       60.5       $      119.9
        Mortgage loans on real estate......................          (11.2)             (27.3)             (40.2)
        Equity real estate.................................         (391.3)             (79.7)             (86.6)
        Other equity investments...........................           14.1               18.9               12.8
        Sale of subsidiaries...............................          252.1                -                  -
        Issuance and sales of Alliance Units...............            -                 20.6                -
        Other..............................................            3.0               (2.8)               (.6)
                                                            -----------------   ----------------   -----------------
        Investment (Losses) Gains, Net.....................  $       (45.2)      $       (9.8)      $        5.3
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $11.7 million, $29.9 million and $46.7 million for 1997, 1996 and 1995, respectively, and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $136.4 million and $23.7 million for 1997 and 1996, respectively. In the fourth quarter of 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally in the fourth quarter, $132.3 million of writedowns on real estate held for production of income were recorded.

        For 1997, 1996 and 1995, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $9,789.7 million, $8,353.5 million and $8,206.0 million. Gross gains of $166.0 million, $154.2 million and $211.4 million and gross losses of $108.8 million, $92.7 million and $64.2 million, respectively, were realized on these sales. The change in unrealized investment gains (losses) related to fixed maturities classified as available for sale for 1997, 1996 and 1995 amounted to $513.4 million, $(258.0) million and $1,077.2 million, respectively.

        For 1997, 1996 and 1995, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $137.5 million, $136.7 million and $131.2 million, respectively.

        On June 10, 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), a publicly traded, international property and financial services company based in Sydney, Australia. The total purchase price was $400.0 million and consisted of $300.0 million in cash and a $100.0 million note maturing in eight years and bearing interest at the rate of 7.4%, subject to certain adjustments. Equitable Life recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million as a result of this transaction. Equitable Life entered into long-term advisory agreements whereby ERE will continue to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale.

        Through June 10, 1997 and the years ended December 31, 1996 and 1995, respectively, the businesses sold reported combined revenues of $91.6 million, $226.1 million and $245.6 million and combined net earnings of $10.7 million, $30.7 million and $27.9 million. Total combined assets and liabilities as reported at December 31, 1996 were $171.8 million and $130.1 million, respectively.

        In 1996, Alliance acquired the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $159.0 million. The purchase price consisted of $94.3 million in cash, 1.8 million of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration to be determined at a later date. The excess of the purchase price, including acquisition costs and minority interest, over the fair value of Cursitor's net assets acquired resulted in the recognition of intangible assets consisting of costs assigned to contracts acquired and goodwill of approximately $122.8 million and $38.3 million, respectively. The Company recognized an investment gain of $20.6 million as a result of the issuance of Alliance Units in this transaction. On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's acquisition of Cursitor by $120.9 million. This charge reflected Alliance's view that Cursitor's continuing decline in assets under management and its reduced profitability, resulting from relative investment underperformance, no longer supported the carrying value of its investment. As a result, the Company's earnings from continuing operations before cumulative effect of accounting change for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years. At December 31, 1997, the Company's ownership of Alliance Units was approximately 56.9%.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Balance, beginning of year.........................  $       189.9       $      396.5       $     (220.5)
        Changes in unrealized investment gains (losses)....          543.3             (297.6)           1,198.9
        Changes in unrealized investment losses
          (gains) attributable to:
            Participating group annuity contracts..........           53.2                -                (78.1)
            DAC............................................          (89.0)              42.3             (216.8)
            Deferred Federal income taxes..................         (163.8)              48.7             (287.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

        Balance, end of year comprises:
          Unrealized investment gains on:
            Fixed maturities...............................  $       871.2       $      357.8       $      615.9
            Other equity investments.......................           33.7               31.6               31.1
            Other, principally Closed Block................           80.9               53.1               93.1
                                                            -----------------   ----------------   -----------------
              Total........................................          985.8              442.5              740.1
          Amounts of unrealized investment gains
            attributable to:
              Participating group annuity contracts........          (19.0)             (72.2)             (72.2)
              DAC..........................................         (141.0)             (52.0)             (94.3)
              Deferred Federal income taxes................         (292.2)            (128.4)            (177.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       533.6       $      189.9       $      396.5
                                                            =================   ================   =================

6)      CLOSED BLOCK

        Summarized financial information for the Closed Block follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $4,059.4 and $3,820.7)...........................................  $    4,231.0         $    3,889.5
        Mortgage loans on real estate........................................       1,341.6              1,380.7
        Policy loans.........................................................       1,700.2              1,765.9
        Cash and other invested assets.......................................         282.7                336.1
        DAC..................................................................         775.2                876.5
        Other assets.........................................................         235.9                246.3
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,566.6         $    8,495.0
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    8,993.2         $    8,999.7
        Other liabilities....................................................          80.5                 91.6
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,073.7         $    9,091.3
                                                                              =================    =================

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Premiums and other revenue.........................  $       687.1       $      724.8       $      753.4
        Investment income (net of investment
          expenses of $27.0, $27.3 and $26.7)..............          574.9              546.6              538.9
        Investment losses, net.............................          (42.4)              (5.5)             (20.2)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,219.6            1,265.9            1,272.1
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,066.7            1,106.3            1,077.6
        Other operating costs and expenses.................           50.4               34.6               51.3
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,117.1            1,140.9            1,128.9
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       102.5       $      125.0       $      143.2
                                                            =================   ================   =================

        At December 31, 1997 and 1996, problem mortgage loans on real estate had an amortized cost of $8.1 million and $4.3 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $70.5 million and $114.2 million, respectively. At December 31, 1996, the restructured mortgage loans on real estate amount included $.7 million of problem mortgage loans on real estate.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Impaired mortgage loans with provision for losses......................  $       109.1      $       128.1
        Impaired mortgage loans without provision for losses...................             .6                 .6
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          109.7              128.7
        Provision for losses...................................................          (17.4)             (12.9)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        92.3      $       115.8
                                                                                ================   =================

        During 1997, 1996 and 1995, the Closed Block's average recorded investment in impaired mortgage loans was $110.2 million, $153.8 million and $146.9 million, respectively. Interest income recognized on these impaired mortgage loans totaled $9.4 million, $10.9 million and $5.9 million ($4.1 million, $4.7 million and $1.3 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $18.5 million and $13.8 million on mortgage loans on real estate and $16.8 million and $3.7 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in the recognition of impairment losses of $5.6 million on real estate held for production of income. Writedowns of fixed maturities amounted to $3.5 million, $12.8 million and $16.8 million for 1997, 1996 and 1995, respectively and writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $28.8 million for 1997.

        In the fourth quarter of 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Additionally, in the fourth quarter, $28.8 million of writedowns on real estate held for production of income were recorded.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information for discontinued operations follows:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)

        Assets
        Mortgage loans on real estate........................................  $      655.5         $    1,111.1
        Equity real estate...................................................         655.6                925.6
        Other equity investments.............................................         209.3                300.5
        Short-term investments...............................................         102.0                 63.2
        Other invested assets................................................          41.9                 50.9
                                                                              -----------------    -----------------
          Total investments..................................................       1,664.3              2,451.3
        Cash and cash equivalents............................................         106.8                 42.6
        Other assets.........................................................         253.9                242.9
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,048.3         $    1,335.9
        Allowance for future losses..........................................         259.2                262.0
        Amounts due to continuing operations.................................         572.8                996.2
        Other liabilities....................................................         144.7                142.7
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    2,025.0         $    2,736.8
                                                                              =================    =================


                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Revenues
        Investment income (net of investment
          expenses of $97.3, $127.5 and $153.1)............  $       188.6       $      245.4       $      323.6
        Investment losses, net.............................         (173.7)             (18.9)             (22.9)
        Policy fees, premiums and other income.............             .2                 .2                 .7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................           15.1              226.7              301.4

        Benefits and other deductions......................          169.5              250.4              326.5
        Losses charged to allowance for future losses......         (154.4)             (23.7)             (25.1)
                                                            -----------------   ----------------   -----------------
        Pre-tax loss from operations.......................            -                  -                  -
        Pre-tax loss from strengthening of the
          allowance for future losses......................         (134.1)            (129.0)               -
        Federal income tax benefit.........................           46.9               45.2                -
                                                            -----------------   ----------------   -----------------
        Loss from Discontinued Operations..................  $       (87.2)      $      (83.8)      $        -
                                                            =================   ================   =================

        The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses, and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in the need to strengthen the allowance in 1997 and 1996, respectively.

        In the fourth quarter of 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Additionally, in the fourth quarter, $92.5 million of writedown on real estate held for production of income were recognized.

        Benefits and other deductions includes $53.3 million, $114.3 million and $154.6 million of interest expense related to amounts borrowed from continuing operations in 1997, 1996 and 1995, respectively.

        Valuation allowances amounted to $28.4 million and $9.0 million on mortgage loans on real estate and $88.4 million and $20.4 million on equity real estate at December 31, 1997 and 1996, respectively. As of January 1, 1996, the adoption of SFAS No. 121 resulted in a release of existing valuation allowances of $71.9 million on equity real estate and recognition of impairment losses of $69.8 million on real estate held for production of income. Writedowns of equity real estate subsequent to the adoption of SFAS No. 121 amounted to $95.7 million and $12.3 million for 1997 and 1996, respectively.

        At December 31, 1997 and 1996, problem mortgage loans on real estate had amortized costs of $11.0 million and $7.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $109.4 million and $208.1 million, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)

        Impaired mortgage loans with provision for losses......................  $       101.8      $        83.5
        Impaired mortgage loans without provision for losses...................             .2               15.0
                                                                                ----------------   -----------------
        Recorded investment in impaired mortgages..............................          102.0               98.5
        Provision for losses...................................................          (27.3)              (8.8)
                                                                                ----------------   -----------------
        Net Impaired Mortgage Loans............................................  $        74.7      $        89.7
                                                                                ================   =================

        During 1997, 1996 and 1995, the discontinued operations' average recorded investment in impaired mortgage loans was $89.2 million, $134.8 million and $177.4 million, respectively. Interest income recognized on these impaired mortgage loans totaled $6.6 million, $10.1 million and $4.5 million ($5.3 million, $7.5 million and $.4 million recognized on a cash basis) for 1997, 1996 and 1995, respectively.

        At December 31, 1997 and 1996, discontinued operations had carrying values of $156.2 million and $263.0 million, respectively, of real estate acquired in satisfaction of debt.

8)      SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:

                                                                                          December 31,
                                                                              --------------------------------------
                                                                                    1997                 1996
                                                                              -----------------    -----------------
                                                                                          (In Millions)
        Short-term debt......................................................  $      422.2         $      174.1
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          6.95% surplus notes scheduled to mature 2005.......................         399.4                399.4
          7.70% surplus notes scheduled to mature 2015.......................         199.7                199.6
          Other..............................................................            .3                   .5
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         599.4                599.5
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 5.87% - 12.00% due through 2006....................         951.1                968.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................          18.5                 24.7
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,569.0              1,592.8
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,991.2         $    1,766.9
                                                                              =================    =================

        Short-term Debt

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in June 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1997 range from 5.88% to 8.50%. There were no borrowings outstanding under this bank credit facility at December 31, 1997.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million bank credit facility. At December 31, 1997, $50.0 million was outstanding under this program.

        During 1996, Alliance entered into a $250.0 million five-year revolving credit facility with a group of banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal funds rate. A facility fee is payable on the total facility. The revolving credit facility will be used to provide back-up liquidity for Alliance's $250.0 million commercial paper program, to fund commission payments to financial intermediaries for the sale of Class B and C shares under Alliance's mutual fund distribution system, and for general working capital purposes. At December 31, 1997, Alliance had $72.0 million in commercial paper outstanding and there were no borrowings under the revolving credit facility.

        Long-term Debt

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015 (together, the "Surplus Notes"). Proceeds from the issuance of the Surplus Notes were $596.6 million, net of related issuance costs. Payments of interest on, or principal of, the Surplus Notes are subject to prior approval by the Superintendent.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,164.0 million and $1,406.4 million at December 31, 1997 and 1996, respectively, as collateral for certain long-term debt.

        At December 31, 1997, aggregate maturities of the long-term debt based on required principal payments at maturity for 1998 and the succeeding four years are $565.8 million, $201.4 million, $8.6 million, $1.7 million and $1.8 million, respectively, and $790.6 million thereafter.

 9)     FEDERAL INCOME TAXES

        A summary of the Federal income tax expense in the consolidated statements of earnings is shown below:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Federal income tax expense (benefit):
          Current..........................................  $       186.5       $       97.9       $      (11.7)
          Deferred.........................................          (95.0)             (88.2)             132.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Expected Federal income tax expense................  $       234.7       $       73.0       $      173.7
        Non-taxable minority interest......................          (38.0)             (28.6)             (22.0)
        Adjustment of tax audit reserves...................          (81.7)               6.9                4.1
        Equity in unconsolidated subsidiaries..............          (45.1)             (32.3)             (19.4)
        Other..............................................           21.6               (9.3)             (15.9)
                                                            -----------------   ----------------   -----------------
        Federal Income Tax Expense.........................  $        91.5       $        9.7       $      120.5
                                                            =================   ================   =================

        The components of the net deferred Federal income taxes are as follows:

                                                       December 31, 1997                  December 31, 1996
                                                ---------------------------------  ---------------------------------
                                                    Assets         Liabilities         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Compensation and related benefits......  $     257.9      $        -        $      259.2      $       -
        Other..................................         30.7               -                 -                1.8
        DAC, reserves and reinsurance..........          -               222.8               -              166.0
        Investments............................          -               405.7               -              328.6
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     288.6      $      628.5      $      259.2      $     496.4
                                                ===============  ================  ===============   ===============

        The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        DAC, reserves and reinsurance......................  $        46.2       $     (156.2)      $       63.3
        Investments........................................         (113.8)              78.6               13.0
        Compensation and related benefits..................            3.7               22.3               30.8
        Other..............................................          (31.1)             (32.9)              25.1
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax
          (Benefit) Expense................................  $       (95.0)      $      (88.2)      $      132.2
                                                            =================   ================   =================

        The Internal Revenue Service (the "IRS") is in the process of examining the Company's consolidated Federal income tax returns for the years 1989 through 1991. Management believes these audits will have no material adverse effect on the Company's results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Direct premiums....................................  $       448.6       $      461.4       $      474.2
        Reinsurance assumed................................          198.3              177.5              171.3
        Reinsurance ceded..................................          (45.4)             (41.3)             (38.7)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       601.5       $      597.6       $      606.8
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        61.0       $       48.2       $       44.0
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        70.6       $       54.1       $       48.9
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        36.4       $       32.3       $       28.5
                                                            =================   ================   =================

        Effective January 1, 1994, all in force business above $5.0 million was reinsured. During 1996, the Company's retention limit on joint survivorship policies was increased to $15.0 million. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $1.6 million, $2.4 million and $260.6 million for 1997, 1996 and 1995, respectively. Ceded death and disability benefits totaled $4.3 million, $21.2 million and $188.1 million for 1997, 1996 and 1995, respectively. Insurance liabilities ceded totaled $593.8 million and $652.4 million at December 31, 1997 and 1996, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

        Components of net periodic pension cost (credit) for the qualified and non-qualified plans are as follows:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Service cost.......................................  $        32.5       $       33.8       $       30.0
        Interest cost on projected benefit obligations.....          128.2              120.8              122.0
        Actual return on assets............................         (307.6)            (181.4)            (309.2)
        Net amortization and deferrals.....................          166.6               43.4              155.6
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension Cost (Credit).................  $        19.7       $       16.6       $       (1.6)
                                                            =================   ================   =================

        The funded status of the qualified and non-qualified pension plans is as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,702.6       $    1,672.2
          Non-vested...........................................................           3.9               10.1
                                                                                ----------------   -----------------
        Accumulated Benefit Obligation.........................................  $    1,706.5       $    1,682.3
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,867.4       $    1,626.0
        Projected benefit obligations..........................................       1,801.3            1,765.5
                                                                                ----------------   -----------------
        Projected benefit obligations (in excess of) or less than plan assets..          66.1             (139.5)
        Unrecognized prior service cost........................................          (9.9)             (17.9)
        Unrecognized net loss from past experience different
          from that assumed....................................................          95.0              280.0
        Unrecognized net asset at transition...................................           3.1                4.7
        Additional minimum liability...........................................           -                (19.3)
                                                                                ----------------   -----------------
        Prepaid  Pension Cost..................................................  $      154.3       $      108.0
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.07%, respectively, at December 31, 1997 and 7.5% and 4.25%, respectively, at December 31, 1996. As of January 1, 1997 and 1996, the expected long-term rate of return on assets for the retirement plan was 10.25%.

        The Company recorded, as a reduction of shareholders' equity, an additional minimum pension liability of $17.3 million and $12.9 million, net of Federal income taxes, at December 31, 1997 and 1996, respectively, primarily representing the excess of the accumulated benefit obligation of the qualified pension plan over the accrued liability.

        The pension plan's assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $33.2 million, $34.7 million and $36.4 million for 1997, 1996 and 1995, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1997, 1996 and 1995, the Company made estimated postretirement benefits payments of $18.7 million, $18.9 million and $31.1 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Service cost.......................................  $         4.5       $        5.3       $        4.0
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               34.6               34.7
        Net amortization and deferrals.....................            1.9                2.4               (2.3)
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        41.1       $       42.3       $       36.4
                                                            =================   ================   =================

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      388.5       $      381.8
          Fully eligible active plan participants..............................          45.7               50.7
          Other active plan participants.......................................          56.6               60.7
                                                                                ----------------   -----------------
                                                                                        490.8              493.2
        Unrecognized prior service cost........................................          40.3               50.5
        Unrecognized net loss from past experience different
          from that assumed and from changes in assumptions....................        (140.6)            (150.5)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      390.5       $      393.2
                                                                                ================   =================

        Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and costs to the Company of providing these medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 8.75% in 1997, gradually declining to 2.75% in the year 2009 and in 1996 was 9.5%, gradually declining to 3.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 7.50% at December 31, 1997 and 1996, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1997 would be increased 7%. The effect of this change on the sum of the service cost and interest cost would be an increase of 8%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1997 and 1996, respectively, was $1,353.4 million and $649.9 million. The average unexpired terms at December 31, 1997 ranged from 1.5 to 3.8 years. At December 31, 1997, the cost of terminating outstanding matched swaps in a loss position was $10.9 million and the unrealized gain on outstanding matched swaps in a gain position was $38.9 million. The Company has no intention of terminating these contracts prior to maturity. During 1996 and 1995, net gains of $.2 million and $1.4 million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at

        December 31, 1997 of contracts purchased and sold were $7,250.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $48.5 million and is being amortized ratably over the contract periods ranging from 1 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's activities related to derivatives are, by their nature trading activities which are primarily for the purpose of customer accommodations. DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments involving futures, forwards and options. DLJ's derivative activities consist of writing over-the-counter ("OTC") options to accommodate its customer needs, trading in forward contracts in U.S. government and agency issued or guaranteed securities and in futures contracts on equity-based indices, interest rate instruments and currencies and issuing structured products based on emerging market financial instruments and indices. DLJ's involvement in swap contracts and commodity derivative instruments is not significant.

        Fair Value of Financial Instruments

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1997 and 1996.

        Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

        The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

        The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

        Fair values for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:

                                                                           December 31,
                                                --------------------------------------------------------------------
                                                              1997                               1996
                                                ---------------------------------  ---------------------------------
                                                   Carrying         Estimated         Carrying         Estimated
                                                    Value          Fair Value          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (In Millions)

        Consolidated Financial Instruments:
        Mortgage loans on real estate..........  $    2,611.4     $     2,822.8     $     3,133.0     $    3,394.6
        Other limited partnership interests....         509.4             509.4             467.0            467.0
        Policy loans...........................       2,422.9           2,493.9           2,196.1          2,221.6
        Policyholders' account balances -
          investment contracts.................      12,611.0          12,714.0          12,908.7         12,992.2
        Long-term debt.........................       1,569.0           1,531.5           1,592.8          1,557.7

        Closed Block Financial Instruments:
        Mortgage loans on real estate..........       1,341.6           1,420.7           1,380.7          1,425.6
        Other equity investments...............          86.3              86.3             105.0            105.0
        Policy loans...........................       1,700.2           1,784.2           1,765.9          1,798.0
        SCNILC liability.......................          27.6              30.3              30.6             34.9

        Discontinued Operations Financial
        Instruments:
        Mortgage loans on real estate..........         655.5             779.9           1,111.1          1,220.3
        Fixed maturities.......................          38.7              38.7              42.5             42.5
        Other equity investments...............         209.3             209.3             300.5            300.5
        Guaranteed interest contracts..........          37.0              34.0             290.7            300.5
        Long-term debt.........................         102.0             102.1             102.1            102.2

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $202.6 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $362.1 million at December 31, 1997, under existing loan or loan commitment agreements.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        The Insurance Group had $47.4 million of letters of credit outstanding at December 31, 1997.

14)     LITIGATION

        Equitable Life recently agreed to settle, subject to court approval, previously disclosed cases brought by persons insured under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "Policies") in New York (Golomb et al. v. The Equitable Life Assurance Society of the United States), Pennsylvania (Malvin et al. v. The Equitable Life Assurance Society of the United States), Texas (Bowler et al. v. The Equitable Life Assurance Society of the United States), Florida (Bachman v. The Equitable Life Assurance Society of the United States) and California (Fletcher v. The Equitable Life Assurance Society of the United States). Plaintiffs in these cases claimed that Equitable Life's method for determining premium increases breached the terms of certain forms of the Policies and was misrepresented. Plaintiffs in Bowler and Fletcher also claimed that Equitable Life misrepresented to policyholders in Texas and California, respectively, that premium increases had been approved by insurance departments in those states and determined annual rate increases in a manner that discriminated against policyholders in those states in violation of the terms of the Policies, representations to policyholders and/or state law. The New York trial court dismissed the Golomb action with prejudice and plaintiffs appealed. In Bowler and Fletcher, Equitable Life denied the material allegations of the complaints and filed motions for summary judgment which have been fully briefed. The Malvin action was stayed indefinitely pending the outcome of proceedings in Golomb and in Fletcher the magistrate concluded that the case should be remanded to California state court and Equitable Life appealed that determination to the district judge. On December 23, 1997, Equitable Life entered into a settlement agreement, subject to court approval, which would result in the dismissal with prejudice of each of the five pending actions and the resolution of all similar claims on a nationwide basis.

        The settlement agreement provides for the creation of a nationwide class consisting of all persons holding, and paying premiums on, the Policies at any time since January 1, 1988. An amended complaint will be filed in the federal district court in Tampa, Florida (where the Florida action is pending), that would assert claims of the kind previously made in the cases described above on a nationwide basis, on behalf of policyholders in the nationwide class, which consists of approximately 127,000 former and current policyholders. If the settlement is approved, Equitable Life would pay $14,166,000 in exchange for release of all claims for past damages on claims of the type described in the five pending actions and the amended complaint. Costs of administering the settlement and any attorneys' fees awarded by the court to plaintiffs' counsel would be deducted from this fund before distribution of the balance to the class. In addition to this payment, Equitable Life will provide future relief to current holders of certain forms of the Policies in the form of an agreement to be embodied in the court's judgment, restricting the premium increases Equitable Life can seek on these Policies in the future. The parties estimate the present value of these restrictions at $23,333,000, before deduction of any attorneys' fees that may be awarded by the court. The estimate is based on assumptions about future events that cannot be predicted with certainty and accordingly the actual value of the future relief may differ. The parties to the settlement shortly will be asking the court to approve preliminarily the settlement and settlement class and to permit distribution of notice of the settlement to policyholders, establish procedures for objections, an opportunity to opt out of the settlements as it affects past damages, and a court hearing on whether the settlement should be finally approved. Equitable Life cannot predict whether the settlement will be approved or, if it is not approved, the outcome of the pending litigations. As noted, proceedings in Malvin were stayed indefinitely; proceedings in the other actions have been stayed or deferred to accommodate the settlement approval process.

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. Equitable Life, Equitable Variable Life Insurance Company ("EVLICO," which was merged into Equitable Life effective January 1, 1997, but whose existence continues for certain limited purposes, including the defense of litigation) and The Equitable of Colorado, Inc. ("EOC"), like other life and health insurers, from time to time are involved in such litigation. Among litigations pending against Equitable Life, EVLICO and EOC of the type referred to in this paragraph are the litigations described in the following seven paragraphs.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, EOC, in New York state court, entitled Sidney C. Cole, et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc. The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. In June 1996, the Court issued a decision and order dismissing with prejudice plaintiffs' causes of action for fraud, constructive fraud, breach of fiduciary duty, negligence, and unjust enrichment, and dismissing without prejudice plaintiffs' cause of action under the New York State consumer protection statute. The only remaining causes of action are for breach of contract and negligent misrepresentation. In April 1997, plaintiffs noticed an appeal from the court's June 1996 order. Subsequently, Equitable Life and EOC noticed a cross-appeal from so much of the June 1996 order that denied their motion to dismiss. Briefing on the appeals is scheduled to begin on February 23, 1998. In June 1997, plaintiffs filed their memorandum of law and affidavits in support of their motion for class certification. That memorandum states that plaintiffs seek to certify a class solely on their breach of contract claims, and not on their negligent misrepresentation claim. Plaintiffs' class certification motion has been fully briefed by the parties and is sub judice. In August 1997, Equitable Life and EOC moved for summary judgment dismissing plaintiffs' remaining claims of breach of contract and negligent misrepresentation. Defendants' summary judgment motion has been fully briefed by the parties. On January 5, 1998, plaintiffs filed a note of issue (placing the case on the trial calendar).

        On May 21, 1996, an action entitled Elton F. Duncan, III v. The Equitable Life Assurance Society of the United States was commenced against Equitable Life in the Civil District Court for the Parish of Orleans, State of Louisiana. The action originally was brought by an individual who purchased a whole life policy from Equitable Life in 1989. In September 1997, with leave of the court, plaintiff filed a second amended petition naming six additional policyholder plaintiffs and three new sales agent defendants. The sole named individual defendant in the original petition is also named as a defendant in the second amended petition. Plaintiffs purport to represent a class consisting of all persons who purchased whole life or universal life insurance policies from Equitable Life from January 1, 1981 through July 22, 1992. Plaintiffs allege improper sales practices based on allegations of misrepresentations concerning one or more of the following: the number of years that premiums would need to be paid; a policy's suitability as an investment vehicle; and the extent to which a policy was a proper replacement policy. Plaintiffs seek damages, including punitive damages, in an unspecified amount. In October 1997, Equitable Life filed (i) exceptions to the second amended petition, asserting deficiencies in pleading of venue and vagueness; and (ii) a motion to strike certain allegations. On January 23, 1998, the court heard argument on Equitable Life's exceptions and motion to strike. Those motions are sub judice. Motion practice regarding discovery continues.

        On July 26, 1996, an action entitled Michael Bradley v. Equitable Variable Life Insurance Company was commenced in New York state court, Kings County. The action is brought by the holder of a variable life insurance policy issued by EVLICO. The plaintiff purports to represent a class consisting of all persons or entities who purchased one or more life insurance policies issued by EVLICO from January 1, 1980. The complaint puts at issue various alleged sales practices and alleges misrepresentations concerning the extent to which the policy was a proper replacement policy and the number of years that the annual premium would need to be paid. Plaintiff seeks damages, including punitive damages, in an unspecified amount and also seeks injunctive relief prohibiting EVLICO from canceling policies for failure to make premium payments beyond the alleged stated number of years that the annual premium would need to be paid. EVLICO answered the complaint, denying the material allegations. In September 1996, Equitable Life, EVLICO and EOC made a motion to have this proceeding moved from Kings County Supreme Court to New York County for joint trial or consolidation with the Cole action. The motion was denied by the Court in Cole in January 1997. Plaintiff then moved for certification of a nationwide class consisting of all persons or entities who, since January 1, 1980, were sold one or more life insurance products based on misrepresentations as to the number of years that the annual premium would need to be paid, and/or who were allegedly induced to purchase additional policies from EVLICO using the cash value accumulated in existing policies. Defendants have opposed this motion. Discovery and briefing regarding plaintiff's motion for class certification are ongoing.

        On December 12, 1996, an action entitled Robert E. Dillon v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, was commenced in the United States District Court for the Southern District of Florida. The action is brought by an individual who purchased a joint whole life policy from EOC in 1988. The complaint puts in issue various alleged sales practices and alleges misrepresentations concerning the alleged impropriety of replacement policies issued by Equitable Life and EOC and alleged misrepresentations regarding the number of years premiums would have to be paid on the defendants' policies. Plaintiff alleges claims for breach of contract, fraud, negligent misrepresentation, money had and received, unjust enrichment and imposition of a constructive trust. Plaintiff purports to represent two classes of persons. The first is a "contract class," consisting of all persons who purchased whole or universal life insurance policies from Equitable Life and EOC and from whom Equitable Life and EOC have sought additional payments beyond the number of years allegedly promised by Equitable Life and EOC. The second is a "fraud class," consisting of all persons with an interest in policies issued by Equitable Life and EOC at any time since October 1, 1986. Plaintiff seeks damages in an unspecified amount, and also seeks injunctive relief attaching Equitable Life's and EOC's profits from their alleged sales practices. In May 1997, plaintiff served a motion for class certification. In July 1997, the parties submitted to the Court a joint scheduling report, joint scheduling order and a confidentiality stipulation and order. The Court signed the latter stipulation, and the others remain sub judice. Further briefing on plaintiff's class certification motion will await entry of a scheduling order and further class certification discovery, which has commenced and is on-going. In January 1998, the judge assigned to the case recused himself, and the case was reassigned. Defendants are to serve their answer in February 1998.

        On January 3, 1996, an amended complaint was filed in an action entitled Frank Franze Jr. and George Busher, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, No. 94-2036 in the United States District Court for the Southern District of Florida. The action was brought by two individuals who purchased variable life insurance policies. The plaintiffs purport to represent a nationwide class consisting of all persons who purchased variable life insurance policies from Equitable Life and EVLICO since September 30, 1991. The amended complaint alleges that Equitable Life's and EVLICO's agents were trained not to disclose fully that the product being sold was life insurance. Plaintiffs allege violations of the Federal securities laws and seek rescission of the contracts or compensatory damages and attorneys' fees and expenses. Equitable Life and EVLICO have answered the amended complaint, denying the material allegations and asserting certain affirmative defenses. Motion practice regarding discovery continues.

        On January 9, 1997, an action entitled Rosemarie Chaviano, individually and on behalf of all others similarly situated v. The Equitable Life Assurance Society of the United States, and Equitable Variable Life Insurance Company, was filed in Massachusetts state court making claims similar to those in the Franze action and alleging violations of the Massachusetts securities laws. The plaintiff purports to represent all persons in Massachusetts who purchased variable life insurance contracts from Equitable Life and EVLICO from January 9, 1993 to the present. The Massachusetts action seeks rescission of the contracts or compensatory damages, attorneys' fees, expenses and injunctive relief. Plaintiff filed an amended complaint in April 1997. In July 1997, Equitable Life served a motion to dismiss the amended complaint or, in the alternative, for summary judgment. On September 12, 1997, plaintiff moved for class certification. This motion is scheduled for hearing on February 18, 1998.

        On September 11, 1997, an action entitled Pamela L. and James A. Luther, individually and as representatives of all people similarly situated v. The Equitable Life Assurance Society of the United States, The Equitable Companies Incorporated, and Casey Cammack, individually and as agent for The Equitable Life Assurance Society of the United States and The Equitable Companies Incorporated, was filed in Texas state court. The action was brought by holders of a whole life policy and the beneficiary under that policy. Plaintiffs purport to represent a nationwide class of persons having an ownership or beneficial interest in whole and universal life policies issued by Equitable Life from January 1, 1982 through December 31, 1996. Also included in the purported class are persons having an ownership interest in variable annuities purchased from Equitable Life from January 1, 1992 to the present. The complaint puts in issue the allegations that uniform sales presentations, illustrations, and materials that Equitable Life agents used misrepresented the stated number of years that premiums would need to be paid and misrepresented the extent to which the policies at issue were proper replacement policies. Plaintiffs seek compensatory damages, attorneys' fees and expenses. In October 1997, Equitable Life served a general denial of the allegations against it. The same day, the Holding Company entered a special appearance contesting the court's jurisdiction over it. In November 1997, Equitable Life filed a plea in abatement, which, under Texas law, stayed further proceedings in the case because plaintiffs had not served a demand letter. Plaintiffs served a demand letter upon Equitable Life and the Holding Company, the response to which is due 60 days thereafter. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of the Cole, Duncan, Bradley, Dillon, Franze, Chaviano and Luther litigations should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        On September 12, 1997, the United States District Court for the Northern District of Alabama, Southern Division, entered an order certifying James Brown as the representative of a class consisting of "[a]ll African-Americans who applied but were not hired for, were discouraged from applying for, or would have applied for the position of Sales Agent in the absence of the discriminatory practices, and/or procedures in the [former] Southern Region of The Equitable from May 16, 1987 to the present." The second amended complaint in James W. Brown, on behalf of others similarly situated v. The Equitable Life Assurance Society of the United States, alleges, among other things, that Equitable Life discriminated on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

        The U.S. Department of Labor ("DOL") is conducting an investigation of Equitable Life's management of the Prime Property Fund ("PPF"). PPF is an open-end, commingled real estate separate account of Equitable Life for pension clients. Equitable Life serves as investment manager in PPF and retains EREIM as advisor. Equitable Life agreed to indemnify the purchaser of EREIM (which Equitable Life sold in June 1997) with respect to any fines, penalties and rebates to clients in connection with this investigation. In early 1995, the DOL commenced a national investigation of commingled real estate funds with pension investors, including PPF. The investigation appears to be focused principally on appraisal and valuation procedures in respect of fund properties. The most recent request from the DOL seems to reflect, at least in part, an interest in the relationship between the valuations for those properties reflected in appraisals prepared for local property tax proceedings and the valuations used by PPF for other purposes. At no time has the DOL made any specific allegation that Equitable Life or EREIM has acted improperly and Equitable Life and EREIM believe that any such allegation would be without foundation. While the outcome of this investigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this investigation will have a material adverse effect on the Company's results of operations in any particular period.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint, which sought certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, sought an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Fund's investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleged that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1996, the United States District Court for the Southern District of

        New York granted the defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision. On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint. The principal allegations of the proposed amended complaint are that (i) the Fund failed to hedge against the risks of investing in foreign securities despite representations that it would do so, (ii) the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and (iii) two advertisements used by the Fund misrepresented the risks of investing in the Fund. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file an amended complaint and ordered that the case be dismissed ("Second Decision"). The plaintiffs have appealed the Second Decision to the United States Court of Appeals for the Second Circuit. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance does not expect that it will have a material adverse effect on Alliance's results of operations or financial condition.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") and certain other defendants for unspecified compensatory and punitive damages in the U.
        S. District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel issued by Rickel in October 1994. The complaint alleges violations of federal securities laws and common law fraud against DLJSC, as the underwriter of the units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the board of directors of Rickel, including a DLJSC managing director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the units on December 15, 1995, and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the U.S. Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. On October 10, 1997, DLJSC and others were named as defendants in a new adversary proceeding in the Bankruptcy Court brought by the NGC Settlement Trust, an entity created by the NGC plan of reorganization to deal with asbestos-related claims. The Trust's allegations are substantially similar to the claims in the State Court action. In court papers dated October 16, 1997, the State Court plaintiff indicated that he would intervene in the Trust's adversary proceeding. On January 21, 1998, the Bankruptcy Court ruled that the State Court plaintiff's claims were not barred by the NGC plan of reorganization insofar as they alleged nondisclosure of certain cost reductions announced by NGC in October 1993. The Texas State Court action, which had been removed to the Bankruptcy Court, has been remanded back to the state court, which remand is being opposed by DLJSC. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. On February 26, 1997, the parties agreed to a settlement of these actions, subject to the District Court's approval, which was granted on July 31, 1997. The settlement is also subject to approval by the U.S. Bankruptcy Court for the Eastern District of Louisiana of proposed modifications to a confirmed plan of reorganization for Harrah's Jazz Company and Harrah's Jazz Finance Corp., and the satisfaction or waiver of all conditions to the effectiveness of the plan, as provided in the plan. There can be no assurance of the Bankruptcy Court's approval of the modifications to the plan of reorganization, or that the conditions to the effectiveness of the plan will be satisfied or waived. In the opinion of DLJ's management, the settlement, if approved, will not have a material adverse effect on DLJ's results of operations or on its consolidated financial condition.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1998 and the succeeding four years are $93.5 million, $84.4 million, $70.2 million, $56.4 million, $47.0 million and $489.3 million thereafter. Minimum future sub-lease rental income on these noncancelable leases for 1998 and the succeeding four years are $7.3 million, $5.9 million, $3.8 million, $2.4 million, $.8 million and $2.9 million thereafter.

        At December 31, 1997, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1997 and the succeeding four years are $247.0 million, $238.1 million, $218.7 million, $197.9 million, $169.1 million and $813.0 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Compensation costs.................................  $       721.5       $      704.8       $      628.4
        Commissions........................................          409.6              329.5              314.3
        Short-term debt interest expense...................           31.7                8.0               11.4
        Long-term debt interest expense....................          121.2              137.3              108.1
        Amortization of policy acquisition costs...........          287.3              405.2              317.8
        Capitalization of policy acquisition costs.........         (508.0)            (391.9)            (391.0)
        Rent expense, net of sub-lease income..............          101.8              113.7              109.3
        Cursitor intangible assets writedown...............          120.9                -                  -
        Other..............................................          917.9              769.1              677.5
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     2,203.9       $    2,075.7       $    1,775.8
                                                            =================   ================   =================

        During 1997, 1996 and 1995, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $42.4 million, $24.4 million and $32.0 million, respectively. The amounts paid during 1997, associated with cost reduction programs, totaled $22.8 million. At December 31, 1997, the liabilities associated with cost reduction programs amounted to $62.0 million. The 1997 cost reduction program include costs related to employee termination and exit costs. The 1996 cost reduction program included restructuring costs related to the consolidation of insurance operations' service centers. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. Amortization of DAC in 1996 included a $145.0 million writeoff of DAC related to DI contracts.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1997, 1996 and 1995, statutory net loss totaled $351.7 million, $351.1 million and $352.4 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1998.

        At December 31, 1997, the Insurance Group, in accordance with various government and state regulations, had $19.7 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Insurance Group's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Net change in statutory surplus and
          capital stock....................................  $       203.6       $       56.0       $       78.1
        Change in asset valuation reserves.................          147.1              (48.4)             365.7
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          350.7                7.6              443.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (31.1)            (298.5)             (66.0)
          DAC..............................................          220.7              (13.3)              73.2
          Deferred Federal income taxes....................          103.1              108.0             (158.1)
          Valuation of investments.........................           46.8              289.8              189.1
          Valuation of investment subsidiary...............         (555.8)            (117.7)            (188.6)
          Limited risk reinsurance.........................           82.3               92.5              416.9
          Issuance of surplus notes........................            -                  -               (538.9)
          Postretirement benefits..........................           (3.1)              28.9              (26.7)
          Other, net.......................................           30.3               12.4              115.1
          GAAP adjustments of Closed Block.................            3.6               (9.8)              15.7
          GAAP adjustments of discontinued operations......          189.7              (89.6)              37.3
                                                            -----------------   ----------------   -----------------
        Net Earnings of the Insurance Group................  $       437.2       $       10.3       $      312.8
                                                            =================   ================   =================


                                                                                 December 31,
                                                            --------------------------------------------------------
                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)
        Statutory surplus and capital stock................  $     2,462.5       $    2,258.9       $    2,202.9
        Asset valuation reserves...........................        1,444.6            1,297.5            1,345.9
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,907.1            3,556.4            3,548.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,336.1)          (1,305.0)          (1,006.5)
          DAC..............................................        3,236.6            3,104.9            3,075.8
          Deferred Federal income taxes....................         (370.8)            (306.1)            (452.0)
          Valuation of investments.........................          783.5              286.8              417.7
          Valuation of investment subsidiary...............       (1,338.6)            (782.8)            (665.1)
          Limited risk reinsurance.........................         (254.2)            (336.5)            (429.0)
          Issuance of surplus notes........................         (539.0)            (539.0)            (538.9)
          Postretirement benefits..........................         (317.5)            (314.4)            (343.3)
          Other, net.......................................          203.7              126.3                4.4
          GAAP adjustments of Closed Block.................          814.3              783.7              830.8
          GAAP adjustments of discontinued operations......           71.5             (190.3)            (184.6)
                                                            -----------------   ----------------   -----------------
        Equity of the Insurance Group......................  $     4,860.5       $    4,084.0       $    4,258.1
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has two major business segments: Insurance Operations and Investment Services. Interest expense related to debt not specific to either business segment is presented as Corporate interest expense. Information for all periods is presented on a comparable basis.

        Insurance Operations offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups and administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

        Investment Services provides investment fund management, primarily to institutional clients. This segment includes the Company's equity interest in DLJ and Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $81.9 million, $127.5 million and $124.1 million for 1997, 1996 and 1995, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the GIC Segment of $5.1 million, $15.7 million and $14.7 million for 1997, 1996 and 1995, respectively, are eliminated in consolidation.

                                                                  1997               1996                1995
                                                            -----------------   ----------------   -----------------
                                                                                 (In Millions)

        Revenues
        Insurance operations...............................  $     3,684.2       $    3,770.6       $    3,614.6
        Investment services................................        1,455.1            1,126.1              949.1
        Consolidation/elimination..........................          (19.9)             (24.5)             (34.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     5,119.4       $    4,872.2       $    4,528.8
                                                            =================   ================   =================

        Earnings (loss) from continuing operations before Federal income taxes, minority interest and cumulative effect of accounting change
        Insurance operations...............................  $       250.3       $      (36.6)      $      303.1
        Investment services................................          485.7              311.9              224.0
        Consolidation/elimination..........................            -                   .2               (3.1)
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          736.0              275.5              524.0
        Corporate interest expense.........................          (65.3)             (66.9)             (27.9)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       670.7       $      208.6       $      496.1
                                                            =================   ================   =================


                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets
        Insurance operations...................................................  $    68,305.9      $    60,464.9
        Investment services....................................................       13,719.8           13,542.5
        Consolidation/elimination..............................................         (403.6)            (399.6)
                                                                                ----------------   -----------------
        Total..................................................................  $    81,622.1      $    73,607.8
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for 1997 and 1996, are summarized below:

                                                                    Three Months Ended
                                       ------------------------------------------------------------------------------
                                           March 31           June 30           September 30          December 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (In Millions)
        1997
        Total Revenues................  $     1,266.0      $     1,552.8       $    1,279.0         $    1,021.6
                                       =================  =================   ==================   ==================

        Earnings from Continuing
          Operations before
          Cumulative Effect
          of Accounting Change........  $       117.4      $       222.5       $      145.1         $       39.4
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $       114.1      $       223.1       $      144.9         $      (44.9)
                                       =================  =================   ==================   ==================

        1996
        Total Revenues................  $     1,176.5      $     1,199.4       $    1,198.4         $    1,297.9
                                       =================  =================   ==================   ==================

        Earnings (Loss) from
          Continuing Operations
          before Cumulative Effect
          of Accounting Change........  $        94.8      $        87.1       $       93.2         $     (157.9)
                                       =================  =================   ==================   ==================

        Net Earnings (Loss)...........  $        71.7      $        87.1       $       93.2         $     (241.7)
                                       =================  =================   ==================   ==================

        Net earnings for the three months ended December 31, 1997 includes a charge of $212.0 million related to additions to valuation allowances on and writeoffs of real estate of $225.2 million, and reserve strengthening on discontinued operations of $84.3 million offset by a reversal of prior years tax reserves of $97.5 million. Net earnings for the three months ended December 31, 1996 includes a charge of $339.3 million related to writeoffs of DAC on DI contracts of $94.3 million and reserve strengthenings on DI business of $113.7 million, Pension Par of $47.5 million and Discontinued Operations of $83.8 million.

20)     INVESTMENT IN DLJ

        At December 31, 1997, the Company's ownership of DLJ interest was approximately 34.4%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                           December 31,
                                                                                ------------------------------------
                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Assets:
        Trading account securities, at market value............................  $   16,535.7       $   15,728.1
        Securities purchased under resale agreements...........................      22,628.8           20,598.7
        Broker-dealer related receivables......................................      28,159.3           16,858.8
        Other assets...........................................................       3,182.0            2,318.1
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   36,006.7       $   29,378.3
        Broker-dealer related payables.........................................      25,706.1           19,409.7
        Short-term and long-term debt..........................................       3,670.6            2,704.5
        Other liabilities......................................................       2,860.9            2,164.0
                                                                                ----------------   -----------------
        Total liabilities......................................................      68,244.3           53,656.5
        DLJ's company-obligated mandatorily redeemed preferred
          securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
        Total shareholders' equity.............................................       2,061.5            1,647.2
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   70,505.8       $   55,503.7
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    2,061.5       $    1,647.2
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          23.5               23.9
        The Holding Company's equity ownership in DLJ..........................        (740.2)            (590.2)
        Minority interest in DLJ...............................................        (729.3)            (588.6)
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      615.5       $      492.3
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     1997                1996
                                                                                ----------------   -----------------
                                                                                           (In Millions)
        Commission, fees and other income......................................  $    2,356.8       $    1,818.2
        Net investment income..................................................       1,652.1            1,074.2
        Dealer, trading and investment gains, net..............................         631.6              598.4
                                                                                ----------------   -----------------
        Total revenues.........................................................       4,640.5            3,490.8
        Total expenses including income taxes..................................       4,232.3            3,199.5
                                                                                ----------------   -----------------
        Net earnings...........................................................         408.2              291.3
        Dividends on preferred stock...........................................          12.1               18.7
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $      396.1       $      272.6
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $      396.1       $      272.6
        Amortization of cost in excess of net assets acquired in 1985..........          (1.3)              (3.1)
        The Holding Company's equity in DLJ's earnings.........................        (156.8)            (107.8)
        Minority interest in DLJ...............................................        (109.1)             (73.4)
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $      128.9       $       88.3
                                                                                ================   =================

21)     ACCOUNTING FOR STOCK-BASED COMPENSATION

        The Holding Company sponsors a stock option plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1997, 1996 and 1995 would have been:

                                                                        1997              1996             1995
                                                                   ---------------   ---------------  ---------------
                                                                                     (In Millions)
        Net Earnings:
          As Reported.............................................  $      437.2      $      10.3      $      312.8
          Pro Forma...............................................  $      426.3      $       3.3      $      311.3

        The fair value of options granted after December 31, 1994, used as a basis for the above pro forma disclosures, was estimated as of the date of grants using the Black-Scholes option pricing model. The option pricing assumptions for 1997, 1996 and 1995 are as follows:

                                  Holding Company                      DLJ                            Alliance
                           ------------------------------ ------------------------------- ----------------------------------
                             1997      1996       1995      1997       1996       1995      1997        1996        1995
                           -------------------- --------- ---------- ---------- --------- ---------- ----------- -----------
        Dividend yield....    0.48%     0.80%      0.96%      0.86%      1.54%     1.85%      8.00%      8.00%      8.00%

        Expected volatility  20.00%    20.00%     20.00%     33.00%     25.00%    25.00%     26.00%     23.00%     23.00%

        Risk-free interest
          rate............    5.99%     5.92%      6.83%      5.96%      6.07%     5.86%      5.70%      5.80%      6.00%

        Expected life.....  5 years   5 years    5 years   5 years    5 years   5 years   7.6 years  7.43 years  7.43 years

        Weighted average
          grant-date fair
          value per option   $12.25     $6.94      $5.90    $22.45      $9.35     $7.36      $4.36      $2.69      $2.24


        A summary of the Holding Company, DLJ and Alliance's option plans is as follows:

                                        Holding Company                     DLJ                         Alliance
                                  ----------------------------- ----------------------------- -----------------------------
                                                    Options                       Options                       Options
                                                  Outstanding                   Outstanding                   Outstanding
                                                    Weighted                      Weighted                     Weighted
                                                    Average                       Average                       Average
                                      Shares        Exercise        Shares        Exercise        Units        Exercise
                                  (In Millions)      Price      (In Millions)      Price      (In Millions)      Price
                                  --------------- ------------- --------------- ------------- -----------------------------
        Balance as of
          January 1, 1995........       6.8           $20.31          -                             3.8          $15.46
          Granted................        .4           $20.27          9.2         $27.00            1.8          $20.54
          Exercised..............       (.1)          $20.00          -                             (.5)         $11.20
          Expired................       (.1)          $20.00          -                             -
          Forfeited..............       (.3)          $22.24          -                             (.3)         $16.64
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1995......       6.7           $20.27          9.2         $27.00            4.8          $17.72
          Granted................        .7           $24.94          2.1         $32.54             .7          $25.12
          Exercised..............       (.1)          $19.91          -                             (.4)         $13.64
          Expired................       -                             -                             -
          Forfeited..............       (.6)          $20.21          (.2)        $27.00            (.1)         $19.32
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1996......       6.7           $20.79         11.1         $28.06            5.0          $19.07
          Granted................       3.2           $41.85          3.2         $61.07            1.1          $36.56
          Exercised..............      (1.6)          $20.26          (.1)        $32.03            (.6)         $16.11
          Forfeited..............       (.4)          $23.43          (.1)        $27.51            (.2)         $21.28
                                  ---------------               -------------                 ---------------

        Balance as of
          December 31, 1997......       7.9           $29.05         14.1         $35.56            5.3          $22.82
                                  ===============               =============                 ===============

        Information about options outstanding and exercisable at December 31, 1997 is as follows:

                                             Options Outstanding                           Options Exercisable
                             ----------------------------------------------------  ------------------------------------
                                                    Weighted
                                                    Average         Weighted                              Weighted
              Range of             Number          Remaining         Average             Number           Average
              Exercise          Outstanding       Contractual       Exercise          Exercisable         Exercise
               Prices          (In Millions)      Life (Years)        Price          (In Millions)         Price
        --------------------- ----------------- ----------------- ---------------  ------------------- ----------------

               Holding
               Company
        ----------------------
        $18.125   -$27.75            4.8               5.84           $20.94              3.0              $20.41
        $28.50    -$45.25            3.1               9.57           $41.84              -                  -
                              -----------------                                    -------------------
        $18.125   -$45.25            7.9               7.29           $29.05              3.0              $20.41
                              ================= ================= ===============  =================== ================

                 DLJ
        ----------------------
        $27.00    -$35.99           10.9               8.0            $28.05              4.9              $27.58
        $36.00    -$50.99             .8               9.3            $40.04              -                  -
        $51.00    -$76.00            2.4               9.8            $67.77              -                  -
                              -----------------                                    -------------------
        $27.00    -$76.00           14.1               8.4            $35.56              4.9              $27.58
                              ================= ================= ================  =================== =================

              Alliance
        ----------------------
        $ 6.0625   -$17.75           1.1               3.86           $13.20              1.0              $13.04
        $19.375    -$19.75            .8               7.34           $19.39               .3              $19.39
        $19.875    -$21.375          1.1               8.28           $20.13               .6              $20.19
        $22.25     -$27.50           1.3               9.81           $23.81               .4              $23.29
        $36.9375   -$37.5625         1.0               9.95           $36.95              -                  -
                              -----------------                                    -------------------
        $  6.0625  -$37.5625         5.3               7.58           $22.82              2.3              $17.43
                              ================= ================== ==============  ====================== =============

                                     PART C

                               OTHER INFORMATION
                               -----------------

Item 24. Financial Statements and Exhibits

         (a) Financial Statements included in Part B.

         1.  Separate Account No. 301:


             - Statements of Assets and Liabilities for the Year Ended
               December 31, 1997;
             - Statements of Operations for the Year Ended December 31, 1997
             - Statements of Changes in Net Assets for the Years Ended
               December 31, 1997 and 1996

             - Notes to Financial Statements
             - Report of Independent Accountants - Price Waterhouse LLP

         2.  The Equitable Life Assurance Society of the United States:

             - Report of Independent Accountants - Price Waterhouse LLP


             - Consolidated Balance Sheets as of December 31, 1997 and 1996
             - Consolidated Statements of Earnings for Years Ended December 31,
               1997, 1996 and 1995
             - Consolidated Statements of Equity for Years Ended December 31,
               1997, 1996 and 1995
             - Consolidated Statements of Cash Flows for Years Ended December
               31, 1997, 1996 and 1995


             - Notes to Consolidated Financial Statements

         (b) Exhibits.

             The following exhibits are filed herewith:

             1. (a) Resolutions of the Board of Directors of The Equitable Life
                    Assurance Society of the United States ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 2-74667 on September 19, 1986.

                (b) Resolutions of the Board of Directors of Equitable dated
                    July 17, 1986 authorizing the reorganization of Separate Account Nos. 301, 302, 303 and 304 into one continuing separate account, refiled herewith electronically.

             2. Not applicable.

             3. (a) Form of Sales Agreement, previously filed with this
                    Registration Statement No. 2-74667 on September 19, 1986.

                (b) Sales Agreement among Equitable, Separate Account No. 301 and Equitable Variable Life Insurance Company, as principal underwriter for The Hudson River Trust, previously filed with this Registration Statement No. 2-74667 on April 29, 1993.

                (c) Distribution and Servicing Agreement among Equico
                    Securities, Inc.,("Equico") Equitable and Equitable Variable dated as of May 1, 1994, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (d) Distribution Agreement by and between The Hudson River
                    Trust and Equico dated as of January 1, 1995, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

                (e) Sales Agreement among Equico, Equitable and Equitable's
                    Separate Account A, Separate Account No. 301 and Separate Account No. 51 dated as of January 1, 1995, previously filed with this Registration Statement No. 2-74667 on April 4, 1995.

             4. (a) (1) Form of group variable annuity contract, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 94,177 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                (b) (1) Form of group variable annuity certificate, as amended
                        (TSA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 94,178 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                (c) (1) Rider No. PF 94,189 to group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 17, 1990.

                    (2) Rider No. PF 94,188 to group variable annuity
                        certificate, as amended (TSA), previously filed with this Registration Statement. No. 2-74667 on April 17, 1990.

                (d) (1) Form of group variable annuity contract, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 96,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                    (3) Rider No. PF 10,000 to group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993.

                (e) (1) Form of group variable annuity certificate, as amended
                        (IRA), previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

                    (2) Rider No. PF 96,100 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                    (3) Rider No. PF 10,001 to group variable annuity
                        certificate, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on December 14, 1993.

                (f) Plan of Operations, as amended, previously filed with this
                    Registration Statement No. 2-74667 on April 24, 1987.

             5. (a) Form of application for group variable annuity contract, as amended (TSA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

                (b) Form of participant enrollment for group variable annuity contract, as amended (IRA), previously filed with this Registration Statement No. 2-74667 on April 15, 1988.

             6. (a) Copy of the Restated Charter of The Equitable Life
                    Assurance Society of the United States, as amended January 1, 1997, previously filed with this Registration Statement No. 2-74667 on April 24, 1997.

                (b) By-Laws of The Equitable Life Assurance Society of the
                    United States, as amended November 21, 1996, previously filed with this Registration Statement No. 2-74667 on April 29, 1997.

             7. Not applicable.

             8. (a) Agreement, dated as of March 15, 1985, between Integrity
                    Life Insurance Company ("Integrity") and Equitable for cooperative and joint use of personnel, property and services, previously filed with this Registration Statement No. 2-74667 on September 19, 1986.

                (b) Administration and Servicing Agreement, dated as of May 1,
                    1987, by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on May 4, 1987.

                (c) Amendment, dated September 30, 1988, to Administration and
                    Servicing Agreement by and between Equitable and Integrity, previously filed with this Registration Statement No. 2-74667 on April 19, 1989.

             9. (a) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, previously filed with this Registration Statement No. 2-74667 on November 6, 1983.

                (b) Opinion of Hebert P. Shyer, Executive Vice President and
                    General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 2-74667 on April 24, 1987.

            10. (a) Consent of Price Waterhouse LLP.

                (b) Powers of Attorney.

            11. Not applicable.

            12. Not applicable.

            13. Not applicable.

Item 25: Directors and Officers of Equitable.


         Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of Equitable.


                                           POSITIONS AND
NAME AND PRINCIPAL                         OFFICES WITH
BUSINESS ADDRESS                           EQUITABLE
----------------                           ---------

DIRECTORS


Francoise Colloc'h                         Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France

Henri de Castries                          Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France


Joseph L. Dionne                           Director
The McGraw-Hill Companies
1221 Avenue of the Americas
New York, NY 10020


Denis Duverne                              Director
AXA-UAP
23, Avenue Matignon
75008 Paris, France


William T. Esrey                           Director
Sprint Corporation
P.O. Box 11315
Kansas City, MO 64112

Jean-Rene Fourtou                          Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH EQUITABLE
----------------                           --------------
Norman C. Francis                          Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125


Donald J. Greene                           Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513


John T. Hartley                            Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                     Director
Dillion, Read & Co., Inc.
535 Madison Avenue
New York, NY 10028


Mary R. (Nina) Henderson                   Director
Bestfoods Grocery
BESTFOODS
International Plaza
700 Sylvan Avenue
Englewood Cliffs, NJ 07632-9976


W. Edwin Jarmain                           Director
Jarmain Group Inc.
121 King Street West
Suite 2525
Toronto, Ontario M5H 3T9,
Canada


G. Donald Johnston, Jr.                    Director
184-400 Ocean Road
John's Island
Vero Beach, FL 32963

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH EQUITABLE
----------------                           --------------

George T. Lowy                             Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

Didier Pineau-Valencienne                  Director
Schneider S.A.
64/70 Avenue Jean-Baptiste Clement
92646 Boulogne-Billancourt Cedex
France

George J. Sella, Jr.                       Director
P.O. Box 397
Newton, NJ 07860

Dave H. Williams                           Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------


*Michael Hegarty                           President, Chief Operating Officer
                                           and Director

*Edward D. Miller                          Chairman of the Board and Chief
                                           Executive Officer


*Stanley B. Tulin                          Vice Chairman of the Board, Chief
                                           Financial Officer and Director


OTHER OFFICERS
--------------


*Leon Billis                               Executive Vice President and
                                           Chief Information Officer


*Harvey Blitz                              Senior Vice President and Deputy
                                           Chief Financial Officer


*Kevin R. Byrne                            Senior Vice President and
                                           Treasurer


*Alvin H. Fenichel                         Senior Vice President and
                                           Controller

NAME AND PRINCIPAL                         POSITIONS AND OFFICES
BUSINESS ADDRESS                           WITH EQUITABLE
----------------                           --------------


*Paul J. Flora                             Senior Vice President and Auditor


*Robert E. Garber                          Executive Vice President and General
                                           Counsel


*Jerome S. Golden                          Executive Vice President

*John D. Goodwin                           Vice President

*Mark A. Hug                               Senior Vice President


*Donald R. Kaplan                          Vice President and Chief Compliance
                                           Officer and Associate General
                                           Counsel

*Michael S. Martin                         Senior Vice President and Chief
                                           Marketing Officer

*Douglas Menkes                            Senior Vice President and Corporate
                                           Actuary


*Peter D. Noris                            Executive Vice President and Chief
                                           Investment Officer

*Anthony C. Pasquale                       Senior Vice President


*Pauline Sherman                           Vice President, Secretary and
                                           Associate General Counsel


*Samuel B. Shlesinger                      Senior Vice President

*Richard V. Silver                         Senior Vice President and Deputy
                                           General Counsel

*Jose Suquet                               Executive Vice President and Chief
                                           Distribution Officer

*Naomi J. Weinstein                        Vice President

*Maureen K. Wolfson                        Vice President

Item 26. Persons Controlled by or Under Common Control with Equitable or Registrant

         Separate Account No. 301 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.


         The largest stockholder of the Holding Company is AXA-UAP. As of December 31, 1997, AXA-UAP beneficially owned 58.7% of the outstanding common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA-UAP). Under its investment arrangements with Equitable Life and the Holding Company, AXA-UAP is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA-UAP, a French company, is the holding company for an international group of insurance and related financial services companies.

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (l991) (Delaware)


    Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (41.8%) (See Addendum B(1) for subsidiaries)

    The Equitable Life Assurance Society of the United States (1859) (New York) (a)(b)


         The Equitable of Colorado, Inc. (l983) (Colorado)


         EVLICO, INC. (1995) (Delaware)


         EVLICO East Ridge, Inc. (1995) (California)

         GP/EQ Southwest, Inc. (1995) (Texas) (5.885%)


         Franconom, Inc. (1985) (Pennsylvania)

         Frontier Trust Company (1987) (North Dakota)

         Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

         Equitable Deal Flow Fund, L.P.

              Equitable Managed Assets (Delaware)

         EREIM LP Associates (99%)

              EML Associates, L.P. (19.8%)


         Alliance Capital Management L.P. (2.7% limited partnership interest)


         ACMC, Inc. (1991) (Delaware)(s)


              Alliance Capital Management L.P. (1988) (Delaware)
              (39.6% limited partnership interest)


         EVCO, Inc. (1991) (New Jersey)

         EVSA, Inc. (1992) (Pennsylvania)

         Prime Property Funding, Inc. (1993) (Delaware)

         Wil Gro, Inc. (1992) (Pennsylvania)


         Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)


         Fox Run Inc. (1994) (Massachusetts)

         STCS, Inc. (1992) (Delaware)

         CCMI Corporation (1994) (Maryland)

         FTM Corporation (1994) (Maryland)

         HVM Corporation (1994) (Maryland)

         Equitable BJVS, Inc. (1992) (California)

         Equitable Rowes Wharf, Inc. (1995) (Massachusetts)

         GP/EQ Southwest, Inc. (1995) (Texas) (94.132%)

         Camelback JVS, Inc. (1995) (Arizona)

         ELAS Realty, Inc. (1996) (Delaware)


         100 Federal Street Realty Corporation (Massachusetts)

         Equitable Structured Settlement Corporation (1996) (Delaware)

         Prime Property Funding II, Inc. (1977) (Delaware)

         Sarasota Prime Hotels, Inc. (1977) (Florida)

         ECLL, Inc. (1977) (Michigan)

         Equitable Holdings, LLC (1997) (New York) (into which Equitable Holding Corporation was merged in 1997)

              EQ Financial Consultants, Inc. (formerly
              Equico Securities, Inc.) (l97l) (Delaware) (a) (b)

              ELAS Securities Acquisition Corp. (l980) (Delaware)


              100 Federal Street Funding Corporation (Massachusetts)


              EquiSource of New York, Inc. (1986) (New York) (See Addendum A for subsidiaries)


              Equitable Casualty Insurance Company (l986) (Vermont)

              EREIM LP Corp. (1986) (Delaware)

                   EREIM LP Associates (1%)

                        EML Associates (.02%)

              Six-Pac G.P., Inc. (1990) (Georgia)

              Equitable Distributors, Inc. (1988) (Delaware) (a)

(a) Registered Broker/Dealer      b) Registered Investment Advisor

    Donaldson Lufkin & Jenrette, Inc.
    The Equitable Life Assurance Society of the United States (cont.)
         Equitable Holdings, LLC (cont.)

              Equitable JVS, Inc. (1988) (Delaware)

                   Astor/Broadway Acquisition Corp. (1990) (New York)

                   Astor Times Square Corp. (1990) (New York)

                   PC Landmark, Inc. (1990) (Texas)

                   Equitable JVS II, Inc. (1994) (Maryland)

                   EJSVS, Inc. (1995) (New Jersey)


            Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EQ and
                   EHC) (Delaware) (34.4%) (See Addendum B(1) for subsidiaries)



            JMR Realty Services, Inc. (1994) (Delaware)

            Equitable Investment Corporation (l97l) (New York)

                Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)


                Equitable JV Holding Corporation (1989) (Delaware)

                Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum B(2) for subsidiaries)

                Equitable Capital Management Corporation (l985) (Delaware) (b)

                   Alliance Capital Management L.P. (1988) (Delaware) (14.6% limited partnership interest)


                EQ Services, Inc. (1992) (Delaware)


                EREIM Managers Corp. (1996) (Delaware)

                   ML/EQ Real Estate Portfolio, L.P.

                   EML Associates, L.P.


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES



                            ADDENDUM A - SUBSIDIARY
                          OF EQUITABLE HOLDINGS, LLC
                       HAVING MORE THAN FIVE SUBSIDIARIES


              ----------------------------------------------------


EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not manufactured by Equitable:


    EquiSource of Alabama, Inc. (1986) (Alabama)
    EquiSource of Arizona, Inc. (1986) (Arizona)
    EquiSource of Arkansas, Inc. (1987) (Arkansas)
    EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)


    EquiSource of Delaware, Inc. (1986) (Delaware)


    EquiSource of Hawaii, Inc. (1987) (Hawaii)
    EquiSource of Maine, Inc. (1987) (Maine)
    EquiSource Insurance Agency of Massachusetts, Inc. (1988) (Massachusetts) EquiSource of Montana, Inc. (1986) (Montana)
    EquiSource of Nevada, Inc. (1986) (Nevada)
    EquiSource of New Mexico, Inc. (1987) (New Mexico)
    EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
    EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
    EquiSource of Washington, Inc. (1987) (Washington)
    EquiSource of Wyoming, Inc. (1986) (Wyoming)

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES
                      ADDENDUM B - INVESTMENT SUBSIDIARIES
                       HAVING MORE THAN FIVE SUBSIDIARIES


                  --------------------------------------------


Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 150 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):


         Donaldson, Lufkin & Jenrette, Securities Corporation (1985) (Delaware) (a) (b)


              Wood, Struthers & Winthrop Management Corp. (1985) (Delaware) (b)


         Autranet, Inc. (1985) (Delaware) (a)
         DLJ Real Estate, Inc.
         DLJ Capital Corporation (b)


         DLJ Mortgage Capital, Inc. (1988) (Delaware)


              Column Financial, Inc. (1993) (Delaware) (50%)


Alliance Capital Management Corporation (as general partner) (b)has the following subsidiaries:


         Alliance Capital Management L.P. (1988) (Delaware) (b)
              Alliance Capital Management Corporation of Delaware, Inc.
              (Delaware)


                   Alliance Fund Services, Inc. (Delaware) (a)


                   Alliance Fund Distributors, Inc. (Delaware) (a) Alliance Capital Oceanic Corp. (Delaware)


                   Alliance Capital Management Australia Pty. Ltd. (Australia)


                   Meiji - Alliance Capital Corp. (Delaware) (50%) Alliance Capital (Luxembourg) S.A. (99.98%)


                   Alliance Eastern Europe Inc. (Delaware)


                   Alliance Barra Research Institute, Inc. (Delaware) (50%) Alliance Capital Management Canada, Inc. (Canada) (99.99%)


                   Alliance Capital Management (Brazil) Llda
                   Alliance Capital Global Derivatives Corp. (Delaware) Alliance International Fund Services S.A. Luxembourg) Alliance Capital Management (India) Ltd. (Delaware) Alliance Capital Mauritius Ltd.
                   Alliance Corporate Finance Group, Incorporated (Delaware)
                        Equitable Capital Diversified Holdings, L.P. I Equitable Capital Diversified Holdings, L.P. II
                   Curisitor Alliance L.L.C. (Delaware)
                        Curisitor Holdings Limited (UK)
                        Alliance Capital Management (Japan), Inc.
                        Alliance Capital Management (Asia) Ltd.
                        Alliance Capital Management (Turkey), Ltd.
                        Cursitor Alliance Management Limited (UK)


(a) Registered Broker/Dealer      (b) Registered Investment Advisor

                            AXA-UAP GROUP CHART

The information listed below is dated as of December 31, 1997; percentages shown represent voting power. The name of the owner is noted when AXA-UAP indirectly controls the company.

                AXA-UAP INSURANCE AND REINSURANCE BUSINESS HOLDING

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


AXA Assurances Iard               France         100% by AXA France Assurance

AXA Assurances Vie                France         100% by AXA France Assurance

AXA Courtage Iard                 France         97.4% by AXA France Assurance
                                                 and UAP Iard

AXA Courtage Vie                  France         100% by AXA France Assurance

Alpha Assurances Vie              France         100% by AXA France Assurance

AXA Direct                        France         100%

Direct Assurances Iard            France         100% by AXA Direct

Direct Assurance Vie              France         100% by AXA Direct

AXA Tellit Versicherung           Germany        50% owned by AXA Direct and
                                                 50% by CKAG

Axiva                             France         100% by AXA France Assurance

Juridica                          France         88.4% by UAP Iard, 10.9% by
                                                 AXA France Assurance

AXA Assistance France             France         100% by AXA Assistance SA

Monvoisin Assurances              France         99.9% by different companies
                                                 and Mutuals

Societe Beaujon                   France         100%

Lor Finance                       France         100%

Jour Finance                      France         100% by AXA Conseil Iard and
                                                 by AXA Assurances Iard

Financiere 45                     France         99.8%

Mofipar                           France         100%

Compagnie Auxiliaire pour le      France         99.8% by Societe Beaujon
Commerce and l'Industrie

C.F.G.A.                          France         99.96% owned by Mutuals and
                                                 Finaxa

AXA Global Risks                  France         100% owned by AXA France
                                                 Assurance, UAP Iard and
                                                 Mutuals

Argovie                           France         100% by Axiva and SCA Argos

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


Astral Finance                    France         99.33% by AXA Courtage Vie

Argos                             France         N.S.

AXA France Assurance              France         100%

UAP Incendie Accidents            France         100% by AXA France
                                                 Assurance

UAP Vie                           France         100% by AXA France
                                                 Assurance

UAP Collectives                   France         50% by AXA Assurances
                                                 Iard, 3.3% by AXA Conseil
                                                 Iard and 46.6% UAP Vie

Thema Vie                         France         30% by Axiva, 11.9% by
                                                 UAP Collectives, 10.9% by
                                                 UAP Iard and 46.8% by UAP Vie.

La Reunion Francaise              France         49% by UAP Iard and 51% by
                                                 AXA Global Risks

UAP Assistance                    France         52% by UAP Incendie-Accidents
                                                 and 48% by UAP Vie

UAP International                 France         50.1% by AXA-UAP and 49.9% by
                                                 AXA Global Risks

Sofinad                           France         100%

AXA-Colonia Konzern AG (AXA-
CKAG)                             Germany        39.7% by Vinci BV, 25.6% by
                                                 Kolnische Verwaltungs and
                                                 5.5% by AXA-UAP

Finaxa Belgium                    Belgium        100%

AXA Belgium                       Belgium        27.1% by AXA-UAP and 72.6%
                                                 by Finaxa Belgium

De Kortrijske Verzekering         Belgium        99.8% by AXA Belgium

Juris                             Belgium        100% owned by Finaxa Belgium

Royale Vendome                    Belgium        49% by AXA-UAP and 20.2% by
                                                 AXA Global Risks

Royale Belge                      Belgium        51.2% by Royale Vendome and
                                                 9.5% by different companies
                                                 of the Group

Royale Belge 1994                 Belgium        97.9% by Royale Belge and 2%
                                                 by UAB

UAB                               Belgium        99.9% by Royale Belge

Ardenne Prevoyante                Belgium        99.4% by Royale Belge

GB Lex                            Belgium        55% by Royale Belge, 25% by
                                                 Royale Belge 1994, 10% by
                                                 Juridica and 10% by AXA
                                                 Conseil Assurance

Royale Belge Re                   Belgium        99.9% by Royale Belge

Parcolvi                          Belgium        100% by Vinci Belgium

Vinci Belgium                     Belgium        99.5% by Vinci BV

Finaxa Luxembourg                 Luxembourg     100%


AXA Assurance IARD Luxembourg     Luxembourg     99.9%

AXA Assurance Vie Luxembourg      Luxembourg     99.9%

Royale UAP                        Luxembourg     100% by Royale Belge

Paneurolife                       Luxembourg     90% by different companies of
                                                 the AXA-UAP Group

Paneurore                         Luxembourg     90% by different companies of
                                                 the AXA-UAP Group

Crealux                           Luxembourg     100% by Royale Belge

Futur Re                          Luxembourg     100% by AXA Global Risks

General Re-CKAG                   Luxembourg     37.8% by AXA-CKAG and 12.1%
                                                 by Colonia Nordstern
                                                 Versicherung

Royale Belge Investissements      Luxembourg     100% by Royale Belge

AXA Aurora                        Spain          30% owned by AXA-UAP and 40%
                                                 by UAP International

Aurora Polar SA de Seguros y      Spain          99.4% owned by AXA Aurora
Reaseguros

Aurora Vida SA de Seguros y       Spain          90% owned by Aurora Polar and
Reaseguros                                       5% by AXA-UAP

AXA Gestion de Seguros y          Spain          99.1% owned by AXA Aurora
Reaseguros

Hilo Direct Seguros               Spain          71.4% by AXA Aurora

Ayuda Legal                       Spain          59% owned by Aurora Polar,
                                                 29% by AXA Gestion and 12%
                                                 by Aurora Vida

UAP Iberica                       Spain          100% by UAP International

General Europea (GESA)            Spain          100% by Societe Generale
                                                 d'Assistance

AXA Assicurazioni                 Italy          100%

Eurovita                          Italy          30% owned by AXA Assicurazioni

Gruppo UAP Italia (GUI)           Italy          97% by UAP International and
                                                 3% by UAP Vie

UAP Italiana                      Italy          96% by AXA-UAP and 4% by GUI

UAP Vita                          Italy          62.2% by GUI and 37.8% by UAP
                                                 Vie

Allsecures Assicurazioni          Italy          90% by GUI and 10% by UAP
                                                 Italiana

Allsecures Vita                   Italy          92.9% by GUI and 7% by AXA-UAP

Centurion Assicurazioni           Italy          100% by GUI

AXA Equity & Law plc              U.K.           100%

AXA Equity & Law Life             U.K.           100% by SLPH
Assurance Society

AXA Insurance                     U.K.           100% owned by SLPH

AXA Global Risks                  U.K.           51% owned by AXA Global
                                                 Risks (France) and 49% by
                                                 AXA Courtage IARD

Sun Life and Provincial           U.K.           71.6% by AXA-UAP and AXA
Holdings (SLPH)                                  Equity & Law Plc

Sun Life Corporation Plc          U.K.           100% by AXA Sun Life Holding

Sun Life Assurance                U.K.           100% by AXA Sun Life Holding

UAP Provincial Insurance          U.K.           100% by SLPH

English & Scottish                U.K.           100% by AXA UK

Servco                            U.K.           100% by AXA Sun Life Holding

AXA Sun Life                      U.K.           100% by AXA Sun Life Holding

AXA Leven                         The Nether-    100% by AXA Equity & Law Life
                                  lands          Assurance Society

UAP Nieuw Rotterdam               The Nether-    51% by Royale Belge, 38.9% by
Holding BV                        lands          Gelderland BV and 4.1% by
                                                 AXA-UAP

UNIROBE Groep BV                  The Nether-    100% by UAP Nieuw Rotterdam
                                  lands          Holding BV

UAP Nieuw Rotterdam Verzkerigen   The Nether-    100% by UAP Nieuw Rotterdam
                                  lands          Holding BV

UAP Nieuw Rotterdam Schade        The Nether-    100% by UAP Nieuw Rotterdam
                                  lands          Verzekerigen

UAP Nieuw Rotterdam Leven         The Nether-    100% by UAP Nieuw Rotterdam
                                  lands          Verzekerigen

UAP Nieuw Rotterdam Zorg          The Nether-    100% by UAP Nieuw Rotterdam
                                  lands          Schade

Societe Generale d'Assistance     The Nether-    51% by UAP Incendie-Accidents,
                                  lands          29% by UAP Vie and 20% by
                                                 AXA-UAP

Gelderland BV                     The Nether-    100% by UAP Vie
                                  lands

Royale Belge International        The Nether-    100% by Royale Belge
                                  lands          Investissements

Vinci BV                          The Nether-    94.8% by AXA-UAP and 5.2% by
                                  lands          Parcolvi

AXA Portugal Companhia de         Portugal       43.1% by different companies
Serguros SA                                      of the AXA-UAP Group

AXA Portugal Companhia de         Portugal       95.1% by UAP Vie and 7.5% UAP
Serguros de Vida SA                              International

Union UAP                         Switzerland    99.9% by UAP International

Union UAP Vie                     Switzerland    95% by UAP International

AXA Oyak Hayat Sigorta            Turkey         60% owned by AXA-UAP

Oyak Sigorta                      Turkey         11% owned by AXA-UAP

Al Amane Assurances               Morocco        52% by UAP International

AXA Canada Inc.                   Canada         100%

AXA Boreal Insurance Inc.         Canada         100% owned by Gestion Fracapar
                                                 Inc

AXA Assurances Inc                Canada         100% owned by AXA Canada Inc

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

AXA Insurance Inc                 Canada         100% owned by AXA Canada Inc.
                                                 and AXA Assurance Inc

Anglo Canada General Insurance    Canada         100% owned by AXA Canada Inc.
Cy

AXA Pacific Insurance Cy          Canada         100% by AXA Boreal Insurance
                                                 Inc

AXA Boreal Assurances             Canada         100% by AXA Boreal Insurance
Agricoles Inc                                    Inc

AXA Life Insurance                Japan          100%

Dongbu AXA Life                   Korea          50%
Insurance Co. Ltd.

Sime AXA Berhad                   Malaysia       30% owned by AXA-UAP and
                                                 AXA Reassurance

AXA Investment Holdings Pte Ltd   Singapore      100%

AXA Insurance                     Singapore      100% owned by AXA Investment
                                                 Holdings Pte Ltd

AXA Insurance                     Hong Kong      100% owned by AXA Investment
                                                 Holdings Pte Ltd

AXA Life Insurance                Hong Kong      100%

PT Asuransi AXA Indonesia         Indonesia      80%


The Equitable Companies           U.S.A.         58.7% of which AXA-UAP owns
Incorporated                                     42.0%, Financiere 45, 3.2%,
                                                 Lorfinance 6.4%, AXA Equity
                                                 & Law Life Association Society
                                                 4.1% and AXA Reassurance 3.0%

The Equitable Life Assurance      U.S.A.         100% owned by The Equitable
Society of the United States                     Companies Incorporated
(ELAS)

National Mutual Holdings Ltd      Australia      51% between AXA-UAP, 42.1%
                                                 and AXA Equity & Law Life
                                                 Assurance Society 8.9%


The National Mutual Life          Australia      100% owned by National Mutual
Association of Australasia Ltd                   Holdings Ltd


National Mutual International     Australia      100% owned by National Mutual
Pty Ltd                                          Holdings Ltd

National Mutual (Bermuda) Ltd     Australia      100% owned by National Mutual
                                                 International Pty Ltd


National Mutual Asia Ltd          Australia      41% owned by National Mutual
                                                 Holdings Ltd, 20% by Datura
                                                 Ltd and 13% by National Mutual
                                                 Life Association of
                                                 Australasia


Australian Casualty & Life Ltd    Australia      100% owned by National Mutual
                                                 Holdings Ltd

National Mutual Health            Australia      100% owned by National Mutual
Insurance Pty Ltd                                Holdings Ltd

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------


AXA Reassurance                   France         100% owned by AXA-UAP, AXA
                                                 Assurances Iard and AXA Global
                                                 Risks

AXA Re Finance                    France         79% owned by AXA Reassurance

AXA Cessions                      France         100%

AXA Re Asia                       Singapore      100% owned by AXA Reassurance

AXA Re U.K. Plc                   U.K.           100% owned by AXA Re U.K.
                                                 Holding

AXA Re U.K. Holding               U.K.           100% owned by AXA Reassurance


AXA Re U.S.A.                     U.S.A.         100% owned by AXA America

AXA America                       U.S.A.         100% owned by AXA Reassurance

AXA Space                         U.S.A.         80% owned by AXA America

AXA Re Life                       U.S.A.         100% owned by AXA America


C.G.R.M.                          Monaco         100% owned by AXA Reassurance

                             AXA-UAP FINANCIAL BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Compagnie Financiere de Paris     France         97.2% (100% with Mutuals)
(C.F.P.)

AXA Banque                        France         98.7% owned by C.F.P.

AXA Credit                        France         65% owned by C.F.P.


AXA Gestion Interessement         France         100% owned by AXA Investment
                                                 Managers

Sofapi                            France         100% owned by C.F.P.

Soffim                            France         100% owned by C.F.P.


Societe de Placements             France         98.8% with Mutuals
Selectionnes S.P.S.

Presence et Initiative            France         100% with Mutuals


Vamopar                           France         100% owned by Societe Beaujon

Financiere Mermoz                 France         100%


AXA Investment Managers           France         100% by some AXA-UAP Group
                                                 companies

AXA Asset Management              France         100% owned by AXA Investment
Partenaires                                      Managers

AXA Investment Managers Paris     France         100% owned by AXA Investment
                                                 Managers

AXA Asset Management              France         99.6% owned by AXA Investment
Distribution                                     Managers

UAP Gestione Financiere           France         99.9 by AXA-UAP

Assurinvestissements              France         50% by UAP Vie, 30% UAP
                                                 Collectives, 20% UAP
                                                 Incendie-Accidents

Banque Worms                      France         51% by CFP and 49% by
                                                 three UAP insurance companies

Colonia Bausbykasse               Germany        97.8% by AXA-CKAG

Banque Ippa                       Belgium        99.9% by Royale Belge

Banque Bruxelles Lambert          Belgium        9.3% by Royale Belge, 3.1%
                                                 Royale Belge 1994, 0.2% by
                                                 AXA Belgium

AXA Equity & Law Home Loans       U.K.           100% owned by AXA Equity & Law
                                                 Plc

AXA Equity & Law Commercial       U.K.           100% owned by AXA Equity & Law
Loans                                            Plc Loans

Sun Life Asset Management         U.K.           66.7% owned by SLPH and 33.4%
                                                 by AXA Asset Management Ltd.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Alliance Capital Management       U.S.A.         57.9% held by ELAS

Donaldson Lufkin & Jenrette       U.S.A.         76.2% owned by Equitable
                                                 Holdings LLC and ELAS

National Mutual Funds             Australia      100% owned by National
Management (Global) Ltd                          Mutual Holdings Ltd

National Mutual Funds             USA            100% by National Mutual Funds
Management North America                         Management (Global) Ltd.
Holding Inc.

Cogefin                           Luxembourg     100% owned by AXA Belgium

ORIA                              France         100% owned by AXA Millesimes

AXA Oeuvres d'Art                 France         100% by Mutuals


AXA Cantenac Brown                France         100%

AXA Suduiraut                     France         99.6% owned by AXA-UAP and
                                                 Societe Beaujon

                            AXA-UAP REAL ESTATE BUSINESS

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Prebail                           France         100% owned by AXA Immobilier

Axamur                            France         100% by different companies
                                                 and Mutuals

Parimmo                           France         100% by different companies
                                                 and Mutuals

S.G.C.I.                          France         100% by different companies
                                                 and Mutuals

Transaxim                         France         100% owned by S.G.C.I. and
                                                 C.P.P.

Compagnie Parisienne de           France         100% owned by S.G.C.I.
Participations (C.P.P.)


Monte Scopeto                     France         100% owned by C.P.P.

Matipierre                        France         100% by different companies

Securimo                          France         87.12% by different companies
                                                 and Mutuals

Paris Orleans                     France         100% by different companies
                                                 AXA Courtage Iard

Colisee Bureaux                   France         100% by different companies
                                                 and Mutuals

Colisee Premiere                  France         100% by different companies
                                                 and Mutuals

Colisee Laffitte                  France         100% by Colisee Bureaux

Fonciere Carnot Laforge           France         100% by Colisee Premiere

Parc Camoin                       France         100% by Colisee Premiere

Delta Point du Jour               France         100% owned by Matipierre

Paroi Nord de l'Arche             France         100% owned by Matipierre

Falival                           France         100% owned by AXA Reassurance


Compagnie du Gaz d'Avignon        France         100% owned by AXA Assurances
                                                 Iard

Ahorro Familiar                   France         44% owned by AXA Assurances
                                                 Iard, 1% by AXA Aurora Polar
                                                 and 1% by AXA Seguros


Fonciere du Val d'Oise            France         100% owned by C.P.P.

Sodarec                           France         100% owned by C.P.P.

COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------

Centrexpo                         France         99.3% owned by C.P.P.

Fonciere de la Ville du Bois      France         99.6% owned by Centrexpo

Colisee Seine                     France         100% owned by different
                                                 companies

Translot                          France         100% owned by SGCI


Colisee Alpha                     France         100% owned by Colisee Bureaux

Colisee Silly                     France         100% owned by Colisee Bureaux


S.N.C. Dumont d'Urville           France         100% owned by Colisee Premiere


Colisee Federation                France         100% by SGCI

Colisee Saint Georges             France         100% by SGCI

Drouot Industrie                  France         50% by SGCI and 50% by Axamur

Colisee Vauban                    France         99.6% by Matipierre


Fonciere Colisee                  France         100% by Matipierre and other
                                                 companies of the AXA-UAP Group

AXA Pierre S.C.I.                 France         97.6% owned by different
                                                 companies and Mutuals

AXA Millesimes                    France         85.4% owned by AXA-UAP and the
                                                 Mutuals

Chateau Suduirault                France         100% owned by AXA Millesimes

Diznoko                           Hungary        95% owned by AXA Millesimes


Compagnie Fonciere Matignon       France         100% by different companies
                                                 and Mutuals

Fidei                             France         20.7% owned by C.F.P. and
                                                 10.8% by Axamur

Fonciere Saint Sebastien          France         99.9% by UAP Vie

Fonciere Vendome                  France         91% by different companies of
                                                 the Group

La Holding Vendome                France         99.9% by AXA Global Risks

10, boulevard Haussmann           France         69% by La Fonciere Vendome and
                                                 31% by AXA Conseil Iard

37-39 Le Peletier                 France         100% by AXA Courage Iard

Ugici                             France         100% by different companies of
                                                 the AXA-UAP Group of which
                                                 93.1% by UAP Vie

Ugicomi                           France         100% by different companies of
                                                 the AXA-UAP Group of which
                                                 63.8% by UAP Vie

Ugif                              France         100% by different companies of
                                                 the AXA-UAP Group of which
                                                 59.6% by UAP Vie and 32.6%
                                                 by UAP Collectives

Ugil                              France         93.9% by different companies
                                                 of the AXA-UAP Group of which
                                                 65.8% by UAP Vie

Ugipar                            France         100% by different companies
                                                 of the AXA-UAP Group of which
                                                 39.4% by UAP Vie, 35.4% by AXA
                                                 Courtage Iard and 20.8% by UAP
                                                 Collectives

AXA Immobiller                    France         100% by AXA UAP

Quinta do Noval Vinhos S.A.       Portugal       99.6% owned by AXA Millesimes

                               OTHER AXA-UAP BUSINESS


COMPANY                           COUNTRY        VOTING POWER
-------                           -------        ------------
A.N.F.                            France         95.4% owned by Finaxa


Lucia                             France         20.6% owned by AXA Assurances
                                                 Iard and 8.6% by Mutuals

Schneider S.A.                    France         10.4%

                  ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                                     NOTES
                                     -----

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.


3. All ownership interests on the chart are 100% common stock ownership except: (a) The Equitable Companies Incorporated's 41.8% interest in Donaldson, Lufkin & Jenrette, Inc. and Equitable Holdings, LLC's
     34.4% interest in same; (b) as noted for certain partnership interests;
     (c) Equitable Life's ACMC, Inc.'s and Equitable Capital Management Corporation's limited partnership interests in Alliance Capital Management L.P.; and (d) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc.

4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.


5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first entity, it is under the direction of at least a majority of "outside" trustees:

                             The Hudson River Trust
                               EQ Advisors Trust
                               Separate Accounts

6.   This chart was last revised on April 1, 1998.

Item 27. Number of Contractowners


         As of March 31, 1998 qualified annuity contracts covering 4,296 participants had been issued by the registrant.


Item 28. Indemnification

         (a) Indemnification of Principal Underwriter: to the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he, his testator or intestate, is or was a director or officer of Equitable.

         (b) Undertaking: insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters


         (a) EQ Financial Consultants, Inc. ("EQ Financial") (formerly Equico Securities, Inc.), a wholly-owned subsidiary of Equitable, is the principal underwriter and depositor for its Separate Account No. 301, Separate Account A, Separate Account I and Separate Account FP. EQ Financial's principal business address is 1290 Avenue of the Americas, NY, NY 10104.


         (b)  See Item 25.

         (c)  Not applicable.

Item 30. Location of Accounts and Records


         The records required to be maintained by Section 31(a) of the Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Equitable at: 200 Plaza Drive, Secaucus, New Jersey 07094; 1290 Avenue of the Americas, New York, New York 10104; and 135 West 50th Street, New York, New York 10020.


Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         The Registrant hereby undertakes:

         (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

         (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

         (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request; and


         (d) Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Contract. Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Contract includes innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all Contracts sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, endorsements, data pages or riders to any Contract or prospectus, or otherwise.


         The Registrant hereby represents that it is relying on the November 28, 1988 no-action letter (Ref. No. IP-6-88) relating to variable annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code. Registrant further represents that it complies with the provisions of paragraphs (1) - (4) of that letter.

                                   SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf in the City and State of New York, on this 30th day of April, 1998.



                                             SEPARATE ACCOUNT NO. 301 OF
                                             THE EQUITABLE LIFE ASSURANCE
                                             SOCIETY OF THE UNITED STATES
                                                     (Registrant)

                                             By: The Equitable Life Assurance
                                             Society of the United States


                                             By: /s/ Maureen K. Wolfson
                                                ---------------------------
                                                     Maureen K. Wolfson
                                                     Vice President

                                   SIGNATURES



         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City and State of New York, on the 30th day of April, 1998.


                                              THE EQUITABLE LIFE ASSURANCE
                                              SOCIETY OF THE UNITED STATES
                                                       (Depositor)


                                              By: /s/ Maureen K. Wolfson
                                                 --------------------------
                                                      Maureen K. Wolfson
                                                      Vice President

         As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated:



PRINCIPAL EXECUTIVE OFFICERS:


*Edward D. Miller                      Chairman of the Board, Chief Executive
                                       Officer and Director

*Michael Hegarty                       President, Chief Operating Officer
                                       and Director


PRINCIPAL FINANCIAL OFFICER:


*Stanley B. Tulin                      Vice Chairman of the Board, Chief
                                       Financial Officer and Director


PRINCIPAL ACCOUNTING OFFICER:

/s/ Alvin H. Fenichel
---------------------
Alvin H. Fenichel                      Senior Vice President and
April 30, 1998                         Controller


*DIRECTORS:

Francoise Colloc'h       Donald J. Greene             George T. Lowy
Henri de Castries        John T. Hartley              Edward D. Miller
Joseph L. Dionne         John H.F. Haskell, Jr.       Didier Pineau-Valencienne
Denis Duverne            Michael Hegarty              George J. Sella, Jr.
William T. Esrey         Mary R. (Nina) Henderson     Stanley B. Tulin
Jean-Rene Fourtou        W. Edwin Jarmain             Dave H. Williams
Norman C. Francis        G. Donald Johnston, Jr.

*/s/ Maureen K. Wolfson
----------------------
    Maureen K. Wolfson
    Attorney-in-Fact
    April 30, 1998

                                 EXHIBIT INDEX

EXHIBIT NO.                                                            PAGE NO.
-----------                                                            --------

1.(b) Resolutions dated July 17, 1986 re Reorganization of Separate Account Nos. 301-304

10.(a)             Consent of Price Waterhouse LLP.

10.(b)             Powers of Attorney.